                            DATED SEPTEMBER 17, 1999




                       (1) ANITA and PAUL GREGG AND OTHERS

                           (2) SFX ENTERTAINMENT, INC.

                          (3) SFX U.K. HOLDINGS LIMITED


                          ----------------------------

                            SHARE PURCHASE AGREEMENT

                          ----------------------------











                                Baker & McKenzie
                              100 New Bridge Street
                                 London EC4V 6JA

                           Telephone: (0171) 919 1000
                              Fax: (0171) 919 1999
                                  Ref: TEDG/HG

                                           CONTENTS
                                           --------

CLAUSES                                                                                PAGES
-------                                                                                -----
1.       Definitions and Interpretation................................................   1
2.       Sale of Sale Shares...........................................................   8
3.       Consideration.................................................................   8
4.       Consideration Shares..........................................................   9
5.       Completion....................................................................  15
6.       Completion Accounts...........................................................  18
7.       Adjustment of Consideration and Deferred Consideration........................  20
8.       Restriction of Vendors........................................................  21
9.       Warranties....................................................................  23
10.      Covenant in Respect of Tax....................................................  31
11.      Pensions......................................................................  44
12.      Indemnities...................................................................  45
13.      The Point.....................................................................  46
14.      Restriction on Announcements and Confidentiality..............................  46
15.      Costs.........................................................................  47
16.      General.......................................................................  47
17.      Notices.......................................................................  49
18.      Agent for Service.............................................................  50
19.      Governing Law and Submission to Jurisdiction..................................  50

SCHEDULE 1
         The Vendors...................................................................  51
SCHEDULE 2
         Details of the Company........................................................  53
SCHEDULE 3
         The Subsidiaries..............................................................  54
SCHEDULE 4
         Part 1........................................................................  67
         The Properties................................................................  67
         Part 2........................................................................  76
         Certificates of Title.........................................................  76
SCHEDULE 5
         Part 1........................................................................  77
         Completion Accounts...........................................................  77
         Part 2........................................................................  80
         Working Capital Statement.....................................................  80
SCHEDULE 6
         Warranties....................................................................  83
SCHEDULE 7
         Part 1 Pension Warranties..................................................... 108
         Part 2 Form of Deed of Amendment.............................................. 112
SCHEDULE 8
         The Point..................................................................... 114

DATE: SEPTEMBER 17, 1999

PARTIES:

(1)     The persons whose names are set out in Column 1 of Schedule 1 (the
        "Vendors").

(2) SFX ENTERTAINMENT, INC., a company incorporated in the state of Delaware, United States of America whose principal place of business is at 650 Madison Avenue, New York, NY 10022, United States of America ("SFX").

(3) SFX U.K. HOLDINGS LIMITED, a company incorporated in England with registered number 3805556 whose registered office is at 100 New Bridge Street, London, EC4V 9JA ("SFX UK"), SFX and SFX UK together being the "Purchaser".

RECITALS:

(A) The Vendors are the registered holders and except as otherwise stated herein beneficial owners of all of the issued shares in the capital of Apollo Leisure Group Limited, particulars of which are set out in
        Schedule 2.

(B) The Vendors wish to sell and the Purchaser wishes to purchase the said shares on the terms and conditions set out in this Agreement.

TERMS AGREED:

1.      DEFINITIONS AND INTERPRETATION

1.1 In this Agreement where the context so admits the following words and expressions shall have the following meanings:


       "Accounting Date"            28 November 1998;

       "Accounts"                   the audited consolidated financial statements of the
                                    Company and of each of the Subsidiaries for the
                                    accounting reference period which ended on the
                                    Accounting Date (each such financial statement
                                    comprising a balance sheet, profit and loss account,
                                    cash flow statement, notes and directors' and auditors'
                                    report) and the consolidated profit and loss account and
                                    consolidated balance sheet of the Company and the
                                    Subsidiaries as at and for the period ending on the
                                    Accounting Date copies of which are annexed to the
                                    Disclosure Letter;

       "Associates"                 any person, firm or company which is a connected person
                                    (as defined in Section 839 Taxes Act) of the Vendors (or
                                    any of them), or which is an associated company of the
                                    Vendors (or any of them) within the meaning of Section
                                    416 Taxes Act (but as if in sub-section (2) of that
                                    Section


                                       1


                                    there was substituted for the words "the greater part"
                                    wherever they appear the words "twenty five per cent or
                                    more");

       "B Shares"                   as defined in schedule 2;

       "Bank Debt"                  the aggregate amount of bank loans  immediately prior to
                                    Completion;

       "Barry Clayman Corporation"  Barry Clayman Corporation Limited, a company incorporated in England with registered number 3570610, whose
                                    registered office is at 144 Wigmore Street, London W1H 9FF;

       "Cash Consideration"         the amount of eighty million four hundred and thirty
                                    thousand pounds ((pound)80,430,000), as adjusted in
                                    accordance with clause 7;

       "Certificates"               the certificates of title dated 3 August 1999 in respect
                                    of the properties that are listed in Part 2 of Schedule
                                    4;

       "CAA"                        the Capital Allowances Act 1990;

       "CCL"                        CCL Leisure Limited, a company incorporated in England
                                    with registered number 2227126, whose registered office
                                    is at Cardyn House, Dingwall, Croydon, Surrey CR0 9XF;

       "CCL Group"                  CCL and its subsidiary undertakings;

       "Company"                    Apollo Leisure Group Limited, details of which are set
                                    out in Schedule 2;

       "Companies Acts"             the Companies Act 1985 and the Companies Act 1989 and
                                    the former Companies Acts within the meaning of Section
                                    735(1)(c) of the Companies Act 1985;

       "Completion"                 completion of the sale and purchase of the Sale Shares
                                    as specified in clauses 5.1 to 5.4 inclusive;

       "Completion Accounts"        the consolidated balance sheet of the Group prepared as
                                    at the Completion Accounts Date and the consolidated
                                    profit and loss account of the Group for the period from
                                    the Accounting Date to the Completion Accounts Date, to
                                    be prepared and agreed or determined in accordance with
                                    the provisions of clause 6;

       "Completion Accounts Date"   close of business on 2 October 1999 (except in relation
                                    to the CCL Group where the relevant date will be the
                                    close of business on 30 September 1999);


                                       2


       "Completion Date"            the date of this Agreement;

       "Confidential Information"   know-how, trade secrets and other information of a
                                    proprietary or confidential nature, wherever in the
                                    world protectable;

       "Consideration"              the amount specified in clause 3.1;

       "Consideration Shares"       979,667 shares of Class A common stock, par value $0.01
                                    per share, of SFX, forming the Share Consideration;

       "Current Assets"             the aggregate of the amount of the cash balances as
                                    recorded in the books of the Group, stock (consumables
                                    and goods for sale), debtors, pre-payments, accrued
                                    income, assets for resale and investments of the Group
                                    at the Completion Accounts Date as shown in the
                                    Completion Accounts;

       "Current Liabilities"        the aggregate of the amount of bank overdrafts, bank and
                                    other loans (falling due within one year of Completion)
                                    other than Bank Debt, hire purchase creditors, trade
                                    creditors, corporation tax (not including deferred
                                    taxation), other taxation and social security creditors
                                    due within one year of Completion, accruals and deferred
                                    income (not including deferred grants received) and
                                    other creditors of the Group at the Completion Accounts
                                    Date falling due within one year of Completion as shown
                                    in the Completion Accounts;

       "DCG Trustees"               David Clifford Gregg, Suzanne Gregg and Simon Paul Gregg
                                    as Trustees of the David Clifford Gregg Accumulation and
                                    Maintenance Trust;

       "DCR Trustees"               David Charles Rogers, Julie Diane Rogers and John
                                    Michael Cook as trustees of the David Charles Rogers
                                    Interest in Possession Settlement;

       "Deferred Consideration"     an amount equal to the amounts received by any member of
                                    the Group on the sale of the Deferred Consideration
                                    Properties which takes place within 12 months of
                                    Completion as adjusted for the aggregate amount (if any)
                                    of the operating profit and loss made by the business
                                    carried on at any such property between the Completion
                                    Date and the date of the sale of the relevant property
                                    but less:

                                    (a)     all associated reasonable selling costs;

                                    (b)     any corporation tax payable on the
                                            associated chargeable gain as
                                            calculated in accordance with the
                                            TCGA (except to the extent that such
                                            gains


                                       3


                                            may be deferred under roll-over relief
                                            provisions);

                                    (c)     all reasonable costs expended on the
                                            Deferred Consideration Properties
                                            between the Completion Date and the
                                            date of sale of the relevant
                                            property as agreed between the
                                            parties, such agreement not to be
                                            unreasonably withheld; and

                                    (d)     an amount equal to the stamp duty
                                            (or stamp duty reserve tax) paid by
                                            the Purchaser (and not repaid) in
                                            respect of the Sale Shares which
                                            would not have been payable if this
                                            agreement had not required the
                                            Deferred Consideration to be paid;

       "Deferred Consideration      the assets described in paragraph (ii) of Part 2 of
       Properties"                  Schedule 5;

       "Directors"                  the persons listed as directors of the Company in
                                    Schedule 2;

       "Disclosure Letter"          the letter of 3 August 1999 from the Vendors to SFX;

       "Employment Law"             all and any laws, common law, statutes, directives,
                                    recommendations, regulations, notices, codes of
                                    practice, guidance notes, judgements, decrees or orders,
                                    whether of the European Community, the United Kingdom or
                                    such other law as may be applicable, relating to or
                                    connected with the employment of employees and their
                                    health and safety at work or the use of or engagement of
                                    temporary workers, agency workers, contract workers or
                                    other workers where the relationship is not one of
                                    employment in their health and safety at work;

       "Exchange Rate"              the prevailing exchange rate applicable to the amount of
                                    Sterling in relation to the US dollar by reference to
                                    the middle-market rates quoted by National Westminster
                                    Bank plc;

       "Group"                      the group of companies comprising the Company, its
                                    Subsidiaries, Barry Clayman Corporation and Nederlander
                                    Dominion and the expression "member of the Group" shall
                                    be construed accordingly;

       "Hazardous Substances"       all substances of whatever description which may cause
                                    or have a harmful effect on the environment or the
                                    health of man or any other living organism including,
                                    without limitation, asbestos, petroleum, petroleum by
                                    products and polychlorinated biphenyls and which in
                                    their present state, condition and location would be
                                    required to be removed by any competent authority under
                                    the provisions of any United Kingdom, Irish laws or
                                    legislation enacted



                                       4


                                    at the Completion Date and applying to the legal
                                    jurisdiction in which the Properties are located or any
                                    regulations made thereunder, including, for the
                                    avoidance of doubt, under the powers introduced by
                                    Section 57 and paragraphs 161 and 162 of Schedule 22 of
                                    the Environment Act 1995;.

       "IHTA"                       the Inheritance Tax Act 1984;

       "Intellectual Property"      includes Confidential Information, patents, registered
                                    designs, copyrights, rights in databases, design rights,
                                    topography rights, trade marks, business names,
                                    registrations of and applications to register any of the
                                    aforesaid items, rights in the nature of any of the
                                    aforesaid items in any country, rights in the nature of
                                    unfair competition rights and rights to sue for passing
                                    off, in each case wherever in the world enforceable;

       "Long Term Debt"             the aggregate amount of hire purchase creditors due over
                                    one year (including finance leases) of the Group
                                    including, for the avoidance of doubt, the provision for
                                    the purchase of the remaining shares in CCL, at
                                    Completion Accounts Date, other than Current
                                    Liabilities, as shown in the Completion Accounts;

       "Medium Term Plan"           the Apollo Leisure Group 5 Year Forecast dated 18 May
                                    1999 included in the bundle of documents annexed to the
                                    Disclosure Letter at Volume 5, divider 1.4;

       "Moral Rights"               the rights of an author of a copyright literary,
                                    dramatic, musical or artistic work or a director of a
                                    copyright film ("Work") to be identified as the author
                                    or director (as the case may be) of the Work, not to
                                    have the Work subjected to derogatory treatment and not
                                    to have a Work falsely attributed to him as the author
                                    or director (as the case may be), and rights in the
                                    nature of the aforesaid rights, in each case wherever in
                                    the world enforceable;

       "Nederlander                 Dominion" Nederlander Dominion Limited, a company
                                    incorporated in England with registered number 02583337
                                    whose registered office is at Regina House, 124 Finchley
                                    Road, London NW3 5JS;

       "Non-Certificate             those of the Properties which are not the subject of
       Properties"                  the Certificates;

       "Non-Certificate Property    the information summary in respect of the Non-
       Summary"                     Certificate Properties included in the bundle of
                                    documents annexed to the Disclosure Letter at volume 85;



                                       5


       "participating interest"     the meaning defined in section 260 Companies Act 1985;

       "Planning Acts"              the Town and Country Planning Act 1990, the Planning
                                    (Listed Buildings and Conservation Areas) Act 1990, the
                                    Planning (Hazardous Substances) Act 1990, the Planning
                                    (Consequential Provisions) Act 1990 and the Planning and
                                    Compensation Act 1991 and the Rules, Regulations and
                                    Orders made under them or continued by them as they
                                    apply from time to time;

       "Properties"                 the properties, short particulars of which are set out
                                    in part 1 of Schedule 4;

       "Purchaser's Accountants"    Ernst & Young;

       "Purchaser's                 Group" the group of companies comprising SFX and its
                                    subsidiary undertakings from time to time, and the
                                    expression "member of the Purchaser's Group" shall be
                                    construed accordingly provided that this shall not
                                    include the Group;

       "Purchaser's Solicitors"     Baker & McKenzie of 100 New Bridge Street, London EC4V
                                    6JA;

       "Sale Shares"                all the issued share capital of the Company as set out
                                    in Schedule 1;

       "SJS Trustees"               Samuel John Shrouder and Frieda Shrouder as trustees of
                                    the Samuel John Shrouder Interest in Possession Trust;

       "Share Consideration"        the amount of twenty five million pounds
                                    ((pound)25,000,000) to be satisfied by the issue of the
                                    Consideration Shares;

       "Subsidiaries"               the subsidiaries and subsidiary undertakings of the
                                    Company which are listed in Schedule 3;

       "subsidiary undertaking"     the meaning given to that term in section 258 Companies
                                    Act 1985;

       "Tax"                        all forms of taxation, withholdings, duties, imposts,
                                    levies, social security contributions and rates imposed
                                    by any local, municipal, governmental, state, federal,
                                    or other body in the United Kingdom or elsewhere and any
                                    interest, penalty, surcharge or fine in connection
                                    therewith;

       "Taxes Act"                  the Income and Corporation Taxes Act 1988;

       "TCGA"                       the Taxation of Chargeable Gains Act 1992;



                                       6



       "Trusts"                     the David Clifford Gregg Accumulation and Maintenance
                                    Trust, the David Charles Rogers Interest in Possession
                                    Settlement and the Samuel John Shrouder Interest in
                                    Possession Trust;

       "VATA"                       the Value Added Tax Act 1994;

       "Vendors' Solicitors"        Gouldens of 22 Tudor Street, London EC4Y 0JJ;

       "Vendor Trustees"            the DCG Trustees, the DCR Trustees and the SJS Trustees;

       "Warranties"                 the  warranties and  undertakings  contained or referred
                                    to in clause 9 and Schedule 6 and part 1 of Schedule 7;

       "Working Capital"            Current Assets less Current Liabilities and less Long
                                    Term Debt as shown by the Completion Accounts, less
                                    Bank Debt, and adjusted in accordance with Schedule 5;

       "Working Capital Statement"  the statement showing the Working Capital prepared and agreed or determined in accordance with the provisions
                                    of clause 6.

1.2 Save where the context otherwise requires words and phrases the definitions of which are contained or referred to in Part XXVI of the Companies Act 1985 shall be construed as having the meaning thereby attributed to them.

1.3 Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to sections of consolidating legislation shall wherever necessary or appropriate in the context be construed as including references to the sections of the previous legislation from which the consolidating legislation has been prepared provided that none of the parties' liability will be increased over and above that on the date of this Agreement.

1.4 References in this Agreement to clauses and schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The recitals and schedules to this Agreement shall be deemed to form part of this Agreement.

1.5 Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.6 The expression "the Vendors" includes their respective personal representatives and the expression "the Purchaser" includes their successors and assigns.

1.7 References to "persons" shall include natural persons, bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

1.8 References to writing shall include any methods of reproducing words in a legible and non-transitory form.

1.9 The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.10 All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally except as otherwise provided.

1.11 A document expressed to be "in the approved terms" means a document the terms of which have been approved by or on behalf of the parties to this Agreement and a copy of which has been signed for the purposes of identification by or on behalf of those parties.

2.      SALE OF SALE SHARES

2.1 Subject to the terms of this Agreement, each of the Vendors shall sell with full title guarantee, except to the extent that the Vendor Trustees do not own the beneficial interest in the Sale Shares set opposite his or her name in Schedule 1, and the Purchaser shall purchase, free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, including all rights to any dividend or other distribution declared, made or paid after the date of this Agreement, the number of Sale Shares set opposite his or her name in column 2 of Schedule 1.

2.2 Each of the Vendors hereby waives and agrees to procure the waiver of any restrictions on transfer (including pre-emption rights) which may exist in relation to the Sale Shares, whether under the articles of association of the Company or otherwise.

2.3 The covenants implied herein pursuant to the Law of Property (Miscellaneous Provisions) Act 1994 ("LP(MP)A") shall apply as if the covenant in section 3(1) of LP(MP)A ended after the word "parties" and as if section 6(2) of LP(MP)A did not apply.

2.4 SFX and SFX UK shall purchase the Sale Shares in equal proportions in consideration of, in the case of SFX, the Share Consideration and cash, and in the case of SFX UK, cash.

3.      CONSIDERATION

3.1 The consideration payable for the Sale Shares shall be the aggregate of the Share Consideration, the Deferred Consideration and the Cash Consideration.

3.2 The Share Consideration shall be satisfied by the allotment and issue of the Consideration Shares in accordance with clause 5.4.1, the Cash Consideration shall be satisfied in cash in accordance with clause 5.3.2 and the Deferred Consideration shall be satisfied in accordance with clause 7.3.

4.      CONSIDERATION SHARES

4.1 Unless otherwise agreed in writing by the Purchaser and provided that such transferee agrees in writing to be subject to the provisions of clauses 4 and 9.5, each of the Vendors agrees that he or she will not offer, sell, pledge, encumber, transfer or otherwise dispose of any of the Consideration Shares issued and allotted to him or her pursuant to this Agreement (including any shares he or she receives as a result of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of SFX which may occur at any time and from time to time from and after Completion) or any interest therein during the period of one year from the Completion Date (the "Non-Disposal Period") and thereafter unless an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), is available or pursuant to an effective registration statement under the Securities Act and pursuant to an exemption from any applicable United States state securities or blue sky laws or an effective registration or other qualification under any applicable United States state securities or blue sky laws.

4.2 The Purchaser hereby agrees that Anita Kim Gregg and Paul Richard Gregg shall be entitled to transfer the beneficial and/or legal interest in their Consideration Shares to a corporate vehicle of their choice incorporated in the Cayman Islands provided that the said transferee agrees in writing to be subject to the provisions of clauses 4 and 9.5 and further provided that Paul Richard Gregg or a member of his immediate family is and will continue to be the ultimate beneficial owner of the corporate vehicle for the Non-Disposal Period in respect of 60% of their Consideration Shares and the Option Period in respect of the Option Shares (as such terms are defined below).

4.3 Each of the Vendors grants to SFX an option (the "Option") exercisable during the period of two years from the Completion Date (the "Option Period") to acquire at US$45.31 per share (which price shall be subject to appropriate adjustment in the event of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of SFX which may occur at any time and from time to time from and after Completion), the number of Consideration Shares that is equal to up to forty percent (40%) of the Consideration Shares issued and allotted to each Vendor pursuant to this Agreement (subject to appropriate adjustment in the event of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of SFX which may occur at any time and from time to time from and after Completion) (the "Option Shares").

4.4 The Option shall be capable of exercise in whole or in part at any time or times during the Option Period by service of notice in writing on the Vendors provided that if SFX does exercise its option in part, it will treat all the Vendors equally and exercise the Option in respect of the same proportional percentage of each Vendor's Option Shares. Service of such notice shall constitute a legally binding obligation of each of the Vendors to transfer, subject to the Vendors receiving the consideration due in relation to such shares as set out in clause 4.3, such number of Option Shares as is specified in the notice to SFX credited as fully paid with full title guarantee and free and clear of all liens, charges and encumbrances. The purchase price shall be payable to the Vendors' Solicitors in cash within thirty (30) days of the exercise of the Option against delivery of certificates for the Option Shares to be repurchased and the Purchaser shall not be concerned to see to the distribution of the monies so paid.

4.5 Notwithstanding any other provision of this clause 4 other than clause 4.2, whilst the Option remains exercisable in whole or in part, each of the Vendors undertakes that he or she shall not offer, sell, pledge, encumber, transfer or otherwise dispose of the Option Shares (including any shares he or she receives as a result of any stock splits, stock dividends, combinations of shares, recapitalisations or other such events relating to the common stock of SFX which may occur at any time and from time to time from and after Completion) or any interest therein unless otherwise agreed to in writing by the Purchaser and provided that such transferee agrees in writing to be subject to the provisions of this clause 4 and 9.5.

4.6     Each of the Vendors understands and acknowledges that:

4.6.1 the Consideration Shares are being distributed by SFX pursuant to the terms of Regulation S promulgated under the Securities Act ("Regulation S"), which permits securities to be sold to non-U.S. Persons in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions; and

4.6.2 the Consideration Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. Person (as defined in Regulation S) unless such securities are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act.

4.7 Each of the Vendors agrees that during the Non-Disposal Period, each of the Vendors shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Consideration Shares.

4.8 Each of the Vendors agrees that from the date hereof until the expiration of the Non-Disposal Period he or she shall not with respect to the Consideration Shares enter into any short sale, sell or purchase any option or other derivative security, enter into any swap, or enter into any other transaction which would have the effect of, directly or indirectly, in whole or in part, hedging the economic or investment risk of such Vendor's investment in the Consideration Shares. Each of the Vendors represents that no such hedging position is currently in effect.

4.9 Each of the Vendors agrees that the certificates for the Consideration Shares to be received shall bear the following legend:

               "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or with any state securities commission, and may not be offered, sold, pledged, transferred, encumbered or disposed of by the holder except in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the Securities Act".

        During the twelve month period following the Non-Disposal Period, SFX will cause the removal of such legend upon receipt of an opinion of United States counsel, or other evidence, in form and substance reasonably satisfactory to SFX, to the effect that the specified Consideration Shares may be sold in brokers transactions under Rule 144. After the Option Period, upon request of any Vendor, SFX will cause the removal of such legend from any Consideration Shares held by the Vendors.

        In addition, each of the Vendors understands that SFX's transfer agents will not register any transfer of the Consideration Shares during the Non-Disposal Period and the Option Period, as applicable, and agrees that SFX may place stop transfer orders with its transfer agents with respect to such certificates.

4.10 Each of the Vendors agrees that certificates for the Consideration Shares to be received on Completion shall bear the following legend in addition to the legend set forth above for the duration of the Non-Disposal Period in respect of all of his or her Consideration Shares and the Option Period in respect of 40% of his or her Consideration Shares, as applicable:

               "In addition to and not in limitation of the restriction set forth above, the Shares represented by this certificate shall be subject to the terms of the Share Purchase Agreement dated September 1999 between the shareholders of Apollo Leisure Group Limited and SFX Entertainment, Inc. (the "Company") which includes provisions affecting the free transferability of the shares represented by this certificate. HOLDERS AND/OR PROSPECTIVE PURCHASERS OR TRANSFEREES OF INTERESTS IN THESE SHARES SHOULD BE AWARE THAT THE COMPANY, UNDER CERTAIN CIRCUMSTANCES, WILL HAVE THE ABSOLUTE RIGHT, WITHOUT NOTICE TO THE HOLDER, TO PREVENT THE TRANSFER OF OR CANCEL THE SHARES REPRESENTED BY THIS CERTIFICATE ON THE BOOKS OF THE COMPANY."

        Upon the request of a Vendor after the Option Period, SFX will cause the removal of such legend from any Consideration Shares then held by the Vendors.

4.11 Each of the Vendors acknowledges that the Consideration Shares will be "restricted securities" as defined in Rule 144 under the Securities Act and may be resold in the U.S. only after the Non-Disposal Period and only pursuant to the requirements of Rule 144 or otherwise in reliance upon an exemption from registration under the Securities Act.

4.12 Each of the Vendors hereby warrants and undertakes to and with the Purchaser that:

4.12.1 he or she has downloaded to paper format from the internet website maintained by the United States Securities and Exchange Commission ("SEC") at http://www.sec.gov and reviewed the most recent annual report to stockholders of SFX, the latest available annual report of SFX on Form 10-K, as amended; any of SFX's quarterly reports on Form 10-Q filed since such reports; any of SFX's filings on Form 8-K since such reports; and has reviewed a statement of certain risk factors associated with investment in the Consideration Shares as set out in SFX's Form 10-K, as amended (the "Risk Factors") and in all cases consents to his or her receipt of such reports to the extent received in this manner;

4.12.2 he or she was provided with the opportunity to ask questions of and receive answers from SFX or its representative, concerning the operations, business and financial condition of SFX, and all such questions have been answered to his or her full satisfaction and any information necessary to verify such responses has been made available to him or her;

4.12.3 he or she has received such documents, materials and information as he or she deems necessary or appropriate for evaluation of the Consideration Shares, and further confirms that he or she has carefully read and understands these materials and has made such further investigation as was deemed appropriate to obtain additional information to verify the accuracy of such materials;

4.12.4 he or she confirms that the Consideration Shares were not offered to him or her by any means of general solicitation or general advertising;

4.12.5 he or she confirms that he has such knowledge and experience in financial and business matters so that he or she is capable of evaluating the merits and risks of an investment in the Consideration Shares and has the capacity to protect his or her own interests, understands that such investment involves a high degree of risk, has carefully considered the Risk Factors before making his decision to make the investment and can bear the entire economic risk of the investment;

4.12.6 he or she understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow him or her to transfer all or any portion of the Consideration Shares under the circumstances, in the amounts or at the times he or she might propose;

4.12.7 he or she will be acquiring the Consideration Shares for his or her own account, for investment purposes only, and not with a view towards the sale or other distribution thereof, in whole or in part;

4.12.8 he or she understands that the Consideration Shares have not been approved or disapproved by the SEC or by any other US federal or state agency or any UK regulatory authority;

4.12.9 he or she understands that: (i) there are restrictions on the transferability of the Consideration Shares; (ii) owners of Consideration Shares have no right to require the Consideration Shares to be registered under the Securities Act; and (iii) it may not be possible for him or her to sell his or her Consideration Shares and accordingly, he or she may have to hold the Consideration Shares, and bear the entire economic risk of this investment for an extended period of time;

4.12.10 he or she is not a U.S. Person; he or she is executing such undertaking outside the United States; he or she has received no offer of the Consideration Shares in the United States; and he or she has made no offer or order to purchase the Consideration Shares in the United States; and

4.12.11 he or she has not relied upon any information or representation with regard to SFX or the Consideration Shares apart from the information in clause 4.14.

4.13 SFX shall prepare and submit to the New York Stock Exchange, or such other national securities exchange on which SFX's Class A common stock is principally traded, a listing application covering the Consideration Shares and shall use its commercially reasonable efforts to obtain, prior to any permitted sale by a Vendor, approval for the listing of such Consideration Shares subject to official notice of issuance. The Vendors shall, without any expenditure of funds, co-operate fully with SFX with respect to such listing and any filings made with the SEC by SFX.

4.14    SFX hereby warrants to each of the Vendors as follows:

4.14.1 SFX is a corporation duly organised, validly existing and in good standing under the laws of the state of Delaware with full corporate power and corporate authority to enter into this Agreement and each of the agreements contemplated hereby to be executed by it and to perform its obligations hereunder and thereunder.

4.14.2 This Agreement and all documents required to be executed and delivered by SFX hereunder at Completion have been or will be duly authorised, executed and delivered on behalf of SFX. This Agreement and all agreements required hereunder to be executed and delivered on behalf of SFX, constitute the legal, valid and binding obligations of SFX enforceable against it in accordance with their respective terms, except that enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws of general application affecting the enforceability of creditors' rights generally or by general principles of equity (whether applied by a court of law or equity). Neither the execution of this Agreement or the consummation of the transactions provided for herein will result in any breach of, acceleration of, maturity of, or constitute any default under, except to the extent waived, any indentures, mortgages, promissory notes, contracts or agreements to which either SFX is a party or by which it or its properties are bound or will cause it to violate any applicable legal requirements, judgement, order or decree of any governmental authority or any provision of the Certificate of Incorporation or bylaws of SFX.

4.14.3 SFX has authorised capital stock of (a) 100,000,000 shares of Class A common stock, par value $0.01 per share, of which 63,319,143 shares were issued and outstanding and no shares were held as treasury stock as at close of business on 13 September 1999; (b) 10,000,000 shares of Class B common stock, par value $0.01 per share, of which 2,545,557 were issued and outstanding as at close of business on 13 September 1999 and (c) 25,000,000 shares of preferred stock, par value $0.01 per share, of which no shares were issued and outstanding as of the date hereof. All of the issued shares of common stock of SFX have been duly authorised and validly issued, are fully paid and non-assessable and constitute the only issued and outstanding voting capital shares of SFX. The Consideration Shares to be exchanged for the Sale Shares will be issued out of authorised but unissued shares, and there are no outstanding options, warrants, rights or calls relating to the Consideration Shares, other than pursuant to the terms of this Agreement.

4.14.4 Upon delivery of the Consideration Shares in exchange for the Sale Shares, each of the Vendors will receive good title to the Consideration Shares allocated to him or her, and the Consideration Shares will upon issuance in accordance with this Agreement all be duly authorised and validly issued, fully paid and non-assessable, not issued in violation of the pre-emptive rights or other rights of any other shares or security holder of SFX, free of any restrictions and encumbrances imposed by SFX except as otherwise provided in this Agreement or by applicable law, free and clear of all mortgages, pledges or security interests of SFX and not subject to any agreements or understandings among any persons with respect to the voting or transfer of such shares, other than those to which the Vendors or any of them become or are parties.

4.14.5 SFX has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including material filed pursuant to Sections 13(a) or 15(d) (collectively, the "SEC Documents"). As of their respective dates, the SEC Documents were true, correct and complete in all material respects in accordance with the requirements of the Exchange Act and the SEC's regulations thereunder, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.14.6 No broker or finder has been employed by SFX in consideration with the transactions contemplated hereby.

4.14.7 The Sale Shares that are to be acquired by SFX are being acquired for investment, for its own account and not with a view to the resale thereof or any other transaction which would constitute a "distribution" under the Securities Act. SFX acknowledges that the Sale Shares acquired by it have not been and will not be registered under the Securities Act or any applicable US state securities or blue sky laws. SFX has the knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment by SFX in the Sale Shares. SFX will not resell or otherwise dispose of the Sale Shares that it acquires in any manner or transaction that will make the Vendors unable to rely on the exemption from the Securities Act and all applicable state securities and blue sky laws on which the Vendors have relied in making the offer and sale of the Sale Shares hereunder.

4.14.8 SFX is an "accredited investor", as that term is defined in Rule 501(a) under the Securities Act, and it has such knowledge and experience in financial and business matters as make it capable of evaluating the merits and risks of its purchase of the Sale Shares upon the terms of this Agreement.

4.14.9 In deciding to enter into and consummate the transactions contemplated hereby, SFX has relied, as to tax, securities and other legal matters, on the advice it has received from its own advisers and experts.

4.14.10 SFX understands that there is no public trading market for the Sale Shares.

5.      COMPLETION

5.1 Completion shall take place on the Completion Date at the offices of the Purchaser's Solicitors when all (but not some only) of the events described in clauses 5.2, 5.3 and 5.4 shall occur.

5.2     The Vendors shall:

5.2.1          deliver to the Purchaser:

5.2.1.1 duly executed transfers of all of the Sale Shares in favour of the Purchaser or their nominees together with the relative share certificates or an indemnity in the approved terms;

5.2.1.2 duly executed transfers in favour of the Company (or its nominees) of such shares in the Subsidiaries as are registered in the names of nominee holders, together with the relative share certificates or an indemnity in the approved terms;

5.2.1.3 such waivers or consents as the Purchaser may require to enable the Purchaser or their nominees to be registered as holders of any of the Sale Shares and the shares in the Subsidiaries which are referred to in clause 5.2.1.2;

5.2.1.4 the resignation of Deloitte and Touche as auditors of each member of the Group (where such is the case), such resignation to contain a statement in accordance with
                      Section 394 of the Companies Act 1985 that there are no circumstances connected with it ceasing to hold office which they consider should be brought to the attention of the members or creditors of the relevant Group Member;

5.2.1.5 written undertakings from edge ellison, Morgan Cole Solicitors and Brodies to hold the title deeds to the Properties that are in their possession to the order of the Purchaser (other than any for which an undertaking has already been given to a bank or other lending institution) and confirmation from Holohan Associates that they hold the title deeds to The Point in Dublin;

5.2.1.6 the statutory and other books (duly written up to date) of Point Exhibition Company Limited and its certificate of incorporation, common seal and any other papers and documents of it and a written undertaking from the Smith Partnership that they hold all the statutory and other books (duly written up to date) of the Company and the Subsidiaries and their respective certificates of incorporation, common seals and any other papers and documents of the Company or the Subsidiaries (other than those Subsidiaries expressly referred to in paragraph 1(b) of the Disclosure Letter);

5.2.1.7 an unconditional letter of release from the bankers of the Company and the Subsidiaries evidencing the release and discharge of all guarantees and charges granted by the Company and the Subsidiaries or, to the extent that such guarantees and charges are not to be released and/or discharged, letters of consent to the change of control of the Group from the relevant banks including Woodchester and HSBC and a letter of non-crystallisation from HSBC;

5.2.1.8 certified copies of any powers of attorney under which any of the documents referred to in this clause 5.2 is executed or evidence reasonably satisfactory to the Purchaser of the authority of any person signing on the Vendor(s) behalf;

5.2.1.9 the duly executed powers of attorney in respect of the Sale Shares which are referred to in clause 16.9;

5.2.1.10 except in relation to David Rogers and Paul Gregg, letters of resignation in the approved terms from each of the Directors and the secretary of the Company and the directors and secretary of each of the Subsidiaries other than in relation to the CCL Group, Nederlander Dominion and The Point Exhibition Company Limited, such resignations to take effect in accordance with the minutes of the meetings referred to in clauses 5.2.4 and 5.2.5 below;

5.2.1.11 duly executed deeds of release, in the approved terms, terminating the licence in favour of Boars Hill Heath and releasing and discharging the Company and the Subsidiaries from any liability whatsoever (whether actual or contingent) which may be owing to the Vendors, John Jarvis or any of their respective Associates (other than in relation to remuneration and emoluments accrued but not yet paid and unpaid expenses properly payable to the Vendors and John Jarvis or any of their Associates pursuant to their terms of employment with the relevant member of the Group at Completion) including, for the avoidance of doubt, any and all bonus payments, finder's fees, claims, demands, proceedings, causes of action, awards, decisions, injunctions, judgements, orders, rulings, subpoenas, verdicts, obligations, contracts, agreements, debts and liabilities whatsoever, whether in law or equity (including any right of contribution), whether arising under contract or arrangement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur, or alleged to have occurred or to have failed to occur, or any conditions existing or alleged to have existed on or before Completion;

5.2.1.12 evidence to the Purchaser's reasonable satisfaction that Barry Clayman Corporation is beneficially owned by a member of the Group;

5.2.1.13 evidence that the lease of the Alexandra Theatre Birmingham has been duly stamped;

5.2.2 procure that Paul Richard Gregg, John Jarvis, David Charles Rogers and Samuel John Shrouder shall enter into service agreements (or a consultancy agreement in the case of John Jarvis) with the Company or, in respect of Paul Richard Gregg, a member of the Purchaser's Group incorporated outside the United Kingdom, in the approved terms and procure that Barry Clayman shall enter into a service agreement with Barry Clayman Corporation Limited in the approved terms;

5.2.3 procure that the amounts set out in the board minutes referred to in clauses 5.2.4 and 5.2.5 shall be paid to Paul Richard Gregg, John Jarvis, Steve Lavelle, Nigel Brewster, Mike Adamson, Terry Carnes, Jerry Tate, Paul Latham, Anita Kim Gregg, Simon Paul Gregg and David Clifford Gregg and to all staff of the Group;

5.2.4 cause the Directors to hold a meeting of the board of the Company at which the Directors shall pass resolutions (inter alia) to:

5.2.4.1 approve the registration of the Purchaser or their nominees as members of the Company subject only to the production of duly stamped and completed transfers in respect of the Sale Shares;

5.2.4.2 appoint the Purchaser's Accountants as joint auditors of the Company;

5.2.4.3 appoint such persons as the Purchaser may nominate as directors and secretary of the Company;

5.2.4.4 approve all financial assistance being given by the Company; and

5.2.4.5 give authority to such persons as the Purchaser may nominate to operate the bank accounts.

5.2.5 cause the directors of the Subsidiaries to hold meetings of the board of the Subsidiaries at which the directors of the Subsidiaries shall pass resolutions (inter alia) to:

5.2.5.1 appoint such persons as the Purchaser may nominate as directors and secretary of the Subsidiaries; and

5.2.5.2 appoint the Purchaser's Accountants as joint auditors of the Subsidiaries;

5.2.5.3 approve all financial assistance being given by the Subsidiaries; and

5.2.5.4 give authority to such persons as the Purchaser may nominate to operate the bank accounts.

5.3     The Purchaser shall:

5.3.1 subscribe in cash nine million pounds ((pound)9,000,000) for B Shares in the Company; and

5.3.2 pay by telegraphic transfer to the Vendor's Solicitors' bank account the Cash Consideration (for value that day) and receipt by the Vendor's Solicitors shall be a complete discharge of the Purchaser's liability to pay the Cash Consideration.

5.4     SFX shall:

5.4.1 issue and allot to the Vendors the respective number of Consideration Shares as set out opposite his or her name in column 3 of Schedule 1; and

5.4.2          provide a letter of support in the approved terms.

5.5 Each of the Vendors hereby agrees to the allocation of the Cash Consideration and the Consideration Shares as is set out in columns 3 and 4 of Schedule 1.

6.      COMPLETION ACCOUNTS

6.1 The Vendors and the Purchaser shall use all reasonable endeavours to procure that the Company shall prepare Completion Accounts for the Group in respect of the period from the Accounting Date to the Completion Accounts Date and a draft Working Capital Statement in accordance with the provisions of Schedule 5 as soon as reasonably practicable after Completion and in any event within sixty (60) days of the Completion Date and that the Company shall deliver the same to the Purchaser and the Purchaser's Accountants.

6.2 The Purchaser shall procure that the Purchaser's Accountants shall, within forty five (45) days of the Purchaser's Accountants receiving the draft Completion Accounts and draft Working Capital Statement review the same and applying the same basis and principals referred to in clause
        6.1 deliver to the Purchaser and the Vendors a written notice stating either:

6.2.1 that in their opinion the draft Completion Accounts and the draft Working Capital Statement have been prepared in accordance with the provisions of clause 6.1; or

6.2.2 that they disagree with the draft Completion Accounts and the draft Working Capital Statement, together with a statement detailing their reasons for disagreement and showing their proposed adjustments to the draft Working Capital Statement.

6.3 The Vendors shall have thirty (30) days from receipt of the notice referred to in clause 6.2.2 to serve a written notice on the Purchaser stating that they:

6.3.1 agree with the proposed adjustments to the draft Completion Accounts and the draft Working Capital Statement; or

6.3.2 disagree with the proposed adjustments to the draft Completion Accounts and the draft Working Capital Statement.

6.4 If the Purchaser's Accountants or the Vendors serve a notice pursuant to clause 6.2.1 or 6.3.1 (as the case may be) the draft Completion Accounts and the draft Working Capital Statement (as adjusted if relevant) shall be the Completion Accounts and the Working Capital Statement respectively for the purposes of this Agreement but such Completion Accounts and Working Capital Statement shall be without prejudice to the Purchaser's right to claim under the Warranties, clause 10 or otherwise in respect of any matter, but subject always to clause 9.9.8.2. In carrying out their functions under this Agreement, the Purchaser's Accountants shall not be deemed to be acting as arbitrators.

6.5 If the Vendors serve a notice pursuant to clause 6.3.2 and/or the parties are not able to agree the form and content of the Completion Accounts and Working Capital Statement within seventy five (75) days of the date on which they were first submitted to the Purchaser and the Purchaser's Accountants, the matter may be referred by the Vendors or the Purchaser to an independent firm of chartered accountants selected by agreement between the Vendors and the Purchaser, or, failing agreement, nominated by the President for the time being of the Institute of Chartered Accounts in England and Wales on the application of any of the Vendors or the Purchaser and:

6.5.1 such independent firm of chartered accountants shall be requested to settle any matter in dispute, applying the same basis and principles as are referred to in clause 6.1 and (unless both the Vendors and the Purchaser shall otherwise direct in writing) determine the form and content of the Completion Accounts and the Working Capital Statement; and

6.5.2 the decision of such firm of chartered accountants as to the matter in dispute and their determination (if any) as to the form and content of the Completion Accounts and the Working Capital Statement shall be final and binding, in the absence of manifest error, on the parties hereto and such chartered accountants shall be deemed to act as experts and not as arbitrators.

6.6 The costs of the Purchaser's Accountants and the costs of the independent chartered accountant, if any, shall be borne by the Vendors if the amount of the Working Capital which is ultimately agreed or determined in favour of the Purchaser differs by an amount of more than ten per cent (10%) from the original amount stated in the draft Working Capital Statement produced by the Company, and otherwise by the Purchaser.

7.      ADJUSTMENT OF CONSIDERATION AND DEFERRED CONSIDERATION

7.1 Subject to clause 7.3, within 7 days of the agreement or determination of the amount of the Working Capital in accordance with clause 6:

7.1.1 if the amount of the Working Capital exceeds minus fifty million and eighty thousand pounds -(pound)50,080,000, which for the avoidance of doubt means that the amount of the Working Capital is nearer to nil, the Purchaser will pay to the Vendors' Solicitors (whose receipt shall be an absolute discharge therefor) an amount equal to such excess and interest thereon as specified in clause 7.2 and the Purchaser shall not be concerned to see to the distribution of the monies so paid;

7.1.2 if the amount of the Working Capital is less than minus fifty million and eighty thousand pounds -(pound)50,080,000, which for the avoidance of doubt means that the amount of the Working Capital is a larger negative number, the Vendors will pay to the Purchaser an amount equal to such shortfall and interest thereon as specified in clause 7.2.

7.2 The amount of any excess or shortfall pursuant to clause 7.1 shall accrue interest from the Completion Accounts Date to the date of payment at a rate per annum equal to LIBOR. For each month during such period, "LIBOR" shall be the Interbank Sterling one month mid-rate published in the Financial Times on the first business day of such month. Interest payable under this clause 7.2 shall be calculated on the number of days elapsed and a 365 day year and shall accrue daily and be compounded monthly.

7.3     In relation to the Deferred Consideration Properties:

7.3.1 if the proceeds of any sale of any of the Deferred Consideration Properties are received by a member of the Group prior to agreement or determination of the amount of the Working Capital, the proceeds and deductions that would have been taken into account in determining the Deferred Consideration in respect of such properties shall be taken into account in calculating the amount of the Working Capital;

7.3.2 in all other cases, the proceeds and deductions that would fall to be taken into account in calculating the Deferred Consideration shall not be taken into account in calculating the amount of the Working Capital and any such Deferred Consideration shall be paid by the Purchaser in cash to the Vendors in the same proportions as set out in column 4 of Schedule 1 within 30 days of receipt of such proceeds of sale by the relevant member of the Group.

7.4 The Purchaser shall procure that the relevant member of the Group which owns the Deferred Consideration Properties shall act promptly on the reasonable instructions of Paul Gregg and David Rogers in relation to the terms upon which such properties should be sold and shall procure that Paul Gregg and David Rogers are given reasonable access at all reasonable times to papers and documents relating to the Deferred Consideration Properties.

7.5 In calculating the adjustment for the net amount of the operating profit and loss made by the business carried on at any of the Deferred Consideration Properties, the Vendors shall notify the Purchaser in writing what they consider the profit or loss to be. The Purchaser shall within 14 days of such notification inform the Vendors in writing whether it agrees or disagrees with the same. If the Purchaser agrees, then the amount of Deferred Consideration referable to that Deferred Consideration Property shall be final and paid as provided in clause
        7.3. If the Purchaser disagrees with the amount notified to it and it and the Vendors cannot reach agreement within 14 days of the Purchaser's notification of disagreement, the matter shall be referred to an independent firm of chartered accountants and the provisions of clause
        6.5 shall mutatis mutandis apply. On the decision of the firm of chartered accountants being published, the amount of the Deferred Consideration shall be finalised and paid as provided in clause 7.3. The firm of Chartered Accountants will as part of their decision determine in what proportion their costs should be borne by either or both of the Vendors and the Purchaser.

8.      RESTRICTION OF VENDORS

8.1 Each of the Vendors undertakes with the Purchaser (for itself and as trustee for the Company and each of the Subsidiaries) that, except as provided in clause 8.2 or with the consent in writing of the Purchaser and subject to the provisions of clause 8.4:

8.1.1 for the period of three (3) years after Completion he or she will not within the United Kingdom and Eire either on his or her own account or in conjunction with or on behalf of any person, firm or company carry on or be engaged, concerned or interested, directly or indirectly, whether as shareholder, director, employee, partner, agent or otherwise in carrying on any business which competes with the business carried on by any member of the Group at Completion (other than as a holder of not more than five
               (5) per cent of the issued shares or debentures of any company carrying on such a business listed on a recognised stock exchange);

8.1.2 for the period of three (3) years after Completion he or she will not either on his or her own account or in conjunction with or on behalf of any other person, firm or company solicit or entice away or attempt to solicit or entice away from any member of the Group the custom of any person, firm, company or organisation who shall at any time within the year preceding Completion have been a supplier of goods or services, identified prospective supplier of goods or services, representative or agent of any member of the Group or in the habit of dealing with any member of the Group or enter into any contract for sale and purchase or accept business from any such person, firm, company or organisation in a business area in which any members of the Group competes;

8.1.3 for the period of three (3) years after Completion he or she will not either on his or her own account or in conjunction with or on behalf of any other person, firm or company employ, engage, solicit, entice away or attempt to employ, engage, solicit or entice away from any member of the Group any person employed in a managerial, supervisory or sales capacity by, or engaged as a consultant to, or representative or agent of any member of the Group at Completion or at any time during the period of six months immediately preceding Completion (whether or not such person would commit a breach of contract by reason of leaving such employment or engagement);

8.1.4 he or she will not make use of or disclose or divulge to any person (other than to officers or employees of the Company or any of the Subsidiaries whose province it is to know the same) at any time hereafter, any Confidential Information, or, for a period of three (3) years after Completion, any other information (other than any information properly available to the public or disclosed or divulged pursuant to an order of a court of competent jurisdiction) relating to any member of the Group, the identity of its customers and suppliers, its products, finance, contractual arrangements, business or methods of business and shall use all his or her reasonable endeavours to prevent the publication or disclosure of any such information by any person, firm or company with which he or she is connected;

8.1.5 if, in connection with the business or affairs of any member of the Group, he or she shall have obtained Confidential Information belonging to any third party under an agreement purporting to bind any member of the Group which contained restrictions on disclosure he or she will not without the previous written consent of the board of directors of the Purchaser at any time infringe such restrictions;

8.1.6 he or she will not at any time hereafter in relation to any trade, business or company use a name or trade mark including the words Apollo, CCL or The Point or any word confusingly similar thereto in such a way as to be capable of or likely to be confused with the name or any trade mark of any member of the Group and shall use his or her best endeavours to procure that no such name or trade mark shall be used by any person, firm or company with which he or she is connected.

8.2 The restrictions set out in clause 8.1 will not apply to the Vendors (either alone or working with any other person) in connection with:

8.2.1 the exploitation of such Doctor Dolittle rights as are transferred to Houston Securities Limited in accordance with terms and conditions of the transfer agreement between Houston Securities Limited and the relevant members of the Group in the approved terms;

8.2.2 the operation of the Prince of Wales Hotel and the Palladium Llandudno as they are currently operated by the Group;

8.2.3 the personal use by Houston Securities Limited of the name "Apollo" for the period of twelve (12) months from the Completion Date for the purpose of operating the Deferred Consideration Properties; and

8.2.4 the development of the land at The Point, Dublin, provided that such development does not consist of any large scale live entertainment that might compete with the business of The Point as it has been carried on from time to time in the five (5) years up to the Completion Date.

8.3 Each Vendor shall procure that all persons directly or indirectly owned or controlled by him or her shall be bound by and observe the provisions of this clause 8 as if they were parties covenanting with the Purchaser in the same terms.

8.4 While the restrictions contained in this clause 8 are considered by the parties to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Purchaser but would be valid if part of the wording thereof were deleted or the periods thereof reduced or the range of activities or area dealt with thereby reduced in scope the said restriction shall apply with only such modifications as may be necessary to make it valid and effective.

8.5 Each of the Vendors acknowledges that its restrictions and obligations under this clause 8 are reasonable and necessary to protect the Purchaser and the business that the Purchaser is acquiring pursuant to this Agreement and monetary damages would not be an adequate remedy for the Purchaser for any breach by the Vendors of its restrictions and obligations and the Vendors accordingly agree that the Purchaser shall be entitled to specific performance of the Vendors' obligations herein and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

8.6 The restrictions contained in clauses 8.1 and 8.3 shall be without prejudice to:

8.6.1 performance by and shall not limit the restrictions on any of the Vendors under the terms of any of their service and/or employment agreements (as amended from time to time) with any member of the Group; and

8.6.2          any shareholding any of the Vendors may hold in SFX.

9.      WARRANTIES

9.1 As of 3 August 1999 (unless otherwise stated in Schedule 6 and/or part 1 of Schedule 7), the Vendors hereby warrant and undertake to and with the Purchaser in the terms of Schedule 6 and part 1 of Schedule 7, as to Paul Richard Gregg and Anita Kim Gregg jointly and severally, as to David Charles Rogers and the DCR Trustees jointly and severally, as to David Clifford Gregg and the DCG Trustees jointly and severally, and as to and Julie Diane Rogers and Simon Paul Gregg severally.

9.2     The Warranties (other than the Warranties in paragraphs 3.2, 3.11 and
        5.12 of Schedule 6 in respect of which no qualification is accepted) are given subject to matters fairly disclosed in the Disclosure Letter. "Fairly" for these purposes means disclosed in a manner so as to enable a reasonable purchaser to make an informed and accurate assessment of the significance of the disclosure and its impact upon the relevant Warranty. In this connection, it is accepted that where a disclosure is specifically referenced to a numbered warranty, but not to others that does not of itself mean that it is not fairly disclosed against such other warranties, provided that a fact or matter will not be deemed to be fairly disclosed if it could only have been discoverable by the Purchaser deducing it from the face of a series of documents which are not connected by explicit references to each other. The parties agree that a fact or matter will only be deemed to be fairly disclosed to the Purchaser if it is within the actual knowledge of the Purchaser as a result of reviewing the Disclosure Letter and/or the documents annexed thereto (the "Disclosure Bundle") or it is readily discoverable from the face of any document in the Disclosure Bundle. No letter, document or other communication shall be deemed to constitute a disclosure for the purposes of this Agreement unless the same is actually contained in the Disclosure Bundle.

9.3 The Vendors acknowledge that the Purchaser has entered into this Agreement in reliance upon the Warranties.

9.4 In the event that any of the Warranties is broken or (as the case may be) proves to be untrue or misleading in whole or in part, the Vendors shall indemnify the Purchaser for itself and as trustee for each member of the Purchaser's Group and Group in respect of:

9.4.1 the full amount of any shortfall or diminution in the value of any assets of the Company or any of the Subsidiaries and an amount equal to any other loss suffered or incurred by the Purchaser, the Company or any of the Subsidiaries or any successor as a result of or in relation to any act, matter or circumstance constituting a breach or non-fulfilment of any of the Warranties, excluding, for the avoidance of doubt, any right the Purchaser may have to apply the multiple used in assessing the value of the Sale Shares to the loss suffered as a result of the breach; and

9.4.2 all costs and expenses incurred by the Purchaser, the Company and each member of the Group as a result of such breach, and any reasonable and proper costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser or the relevant member of the Group or the Purchaser's Group claims that any of the Warranties has been broken or is untrue or misleading and in which judgement is given for the Purchaser or the relevant member of the Group or the Purchaser's Group or (ii) the enforcement of any settlement of, or judgement in respect of, such claim, provided that such claim in respect of such breach is resolved in favour of the Purchaser or the relevant member of the Group or the Purchaser's Group.

9.5 Any amounts agreed by each Vendor (including all amounts which are not in dispute and which form a part of a claim that has not yet been agreed or finally determined) or, with respect to amounts which are not so agreed, finally determined to be payable in respect of any breach of the Warranties or under the terms of clause 10 shall be satisfied within ten
        (10) days from such agreement or the date of being finally determined (and time shall be of the essence for the purpose of this clause 9.5), to the extent that a claim for breach of a Warranty has been agreed or finally determined within two (2) years of the Completion Date, by the transfer to SFX of Consideration Shares with full title guarantee and free and clear of all liens, charges and encumbrances which shall be deemed to have a value equal to the price for which the

        Consideration Shares were issued to Vendors and the price in US dollars for the Consideration Shares shall be translated at the Exchange Rate immediately prior to close of business in London on the business day prior to the date the claim is agreed or finally determined, and after the said two year period, at the option of each of the Vendors, by:

9.5.1 the transfer to SFX of Consideration Shares with full title guarantee and free and clear of all liens, charges and encumbrances which shall be deemed to have a value equal to the average closing price of such stock over the five business days prior to the date the claim is agreed or finally determined and the price in US dollars for the Consideration Shares shall be translated at the Exchange Rate immediately prior to close of business in London on the business day prior to the date the claim is agreed or finally determined; and/or

9.5.2   payment in cash.

        For the purposes of this clause 9.5, "finally determined" means a final decision of a Court or tribunal of competent jurisdiction from which there is no appeal or in relation to which the right to appeal has not been made within the applicable time limit. If any of the Vendors fails to make such payment, the Purchaser shall have the absolute right without prejudice to any other rights of recovery the Purchaser or any other member of the Purchaser's Group may have, without further notice to the Vendors, to satisfy the amount of such payment by cancelling the appropriate number of Consideration Shares on the books of SFX with the shares to have a value equal, to the extent that such cancellation is carried out within two (2) years of the Completion Date, to the price for which the Consideration Shares were issued to Vendors and otherwise the average closing price of such stock over the five business days prior to the date the claim is agreed or finally determined and the price in US dollars for the Consideration Shares shall be translated at the Exchange Rate immediately prior to close of business in London on the business day prior to the date the claim is agreed or finally determined.

9.6 Each of the Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement.

9.7 Where any statement in the Warranties or any confirmation or certificate given by any of the Vendors hereunder or pursuant hereto is qualified by the expression "so far as the Vendors are aware" or "to the best of the Vendors' knowledge and belief" or any similar expression, that statement shall be deemed to include an additional statement that it has been made after reasonable enquiry of each of the Directors of each member of the Group, Craig Morgan, Heather Salter and Terry Carnes of the subject matter of the Warranties.

9.8 Each of the Vendors hereby agrees with the Purchaser (for itself and as trustee for the Company and each of the Subsidiaries) to waive any rights which he or she may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by the Company or its Subsidiaries or its or their officers, employees or advisers in connection with the giving of the Warranties and the preparation of the Disclosure Letter.

9.9     Subject to clause 9.10, the parties agree as follows:

9.9.1 The liability of the Vendors under the Warranties shall, save in relation to the Warranties in paragraph 2 of Schedule 6 (the "Tax Warranties"), cease on the earlier of two years from the Completion Date and thirty (30) days after the audited accounts for the second audit of the Group following Completion have been filed at Companies House, except (subject to clause 9.9.10) in respect of matters which have been the subject of a written claim made before such date by the Purchaser or the Purchaser's Solicitors to any of the Vendors or the Vendors' Solicitors.

9.9.2 The liability of the Vendors under the Tax Warranties shall cease six (6) years after the first anniversary of the Accounting Date, except in respect of matters which have been the subject of a written claim made before such date by the Purchaser or the Purchaser's Solicitors to any of the Vendors or the Vendors' Solicitors.

9.9.3 Any claim which is made under clause 9.9.1 or 9.9.2 within the required period shall (unless settled or withdrawn) be deemed to have been waived or withdrawn if legal proceedings in respect thereof are not issued and served on the Vendors within nine months of written notice of the claim first being given, except in the case of a claim notified under clause 9.9.10 where legal proceedings must be issued and served within nine months of the liability becoming an actual rather than contingent liability, and time shall be of the essence for the purposes of clauses
               9.9.1 and 9.9.2.

9.9.4 The aggregate liability of Paul Richard Gregg and Anita Kim Gregg under the Warranties and clause 10 of the Agreement shall be limited to 67.144% of the Consideration less (pound)38,272,000.

9.9.5 The liability under the Warranties and clause 10 of this Agreement of:

9.9.5.1 David Charles Rogers together with the DCR Trustees, Samuel John Shrouder together with the SJS Trustees, and David Clifford Gregg together with the DCG Trustees shall in each case be limited to their individual proportion of the Consideration aggregated with the relevant proportion of the Consideration of the relevant Vendor Trustee less the equivalent proportion of(pound)57,000,000 and then reduced by twenty five percent (25%); and

9.9.5.2 Simon Paul Gregg and Julie Diane Rogers shall in each case be limited to their individual proportion of the Consideration less the equivalent proportion of (pound)57,000,000 and then reduced by twenty five percent (25%).

9.9.6 Save in relation to the Warranties in paragraph 5 of Schedule 6 and the Tax Warranties, no liability shall attach to the Vendors under the Warranties:

9.9.6.1 where the amount of any individual claim is less than ten thousand pounds ((pound)10,000), such claims being ignored for the purposes of calculating the liability of the Vendors under the Warranties unless such claims, when aggregated, amount to more than two hundred thousand pounds ((pound)200,000) and further provided that one or more claims deriving from, or attributable to, the same matter or circumstance shall be treated as one claim for the purpose of this clause; and

9.9.6.2 until the aggregate amount of all claims shall exceed one million five hundred thousand pounds ((pound)1,500,000) and in such event the Vendors shall be liable for all amounts over two hundred thousand pounds ((pound)200,000).

9.9.7 In relation to the Warranties in paragraph 5 of Schedule 6, no liability shall attach to the Vendors unless the aggregate amount of all claims under such Warranties shall exceed five hundred thousand pounds ((pound)500,000) and in such event the Vendors shall be liable for the excess only.

9.9.8 The Vendors shall, save in relation to the Tax Warranties, not be liable under the Warranties:

9.9.8.1 to the extent that such claim would not have arisen but for some voluntary act or omission occurring after Completion outside the ordinary course of business (otherwise than pursuant to a legally binding commitment binding on the Company or any Subsidiary created on or before Completion) by or on behalf of all or any of the Purchaser, the Company or any Subsidiary and the Purchaser, the Company or any Subsidiary (as the case may be) or any of its directors knew or should reasonably have known that such act or omission could reasonably be or have been expected to give rise to or increase such claim and a reasonable alternative course of action, having regard, without limitation, to the protection of the goodwill of the Purchaser and the members of the Group and the Purchaser's Group, was available to the Purchaser, the Company or the Subsidiary (as the case may be) which could be expected not to have given rise to such claim or to a claim of such amount;

9.9.8.2 to the extent that a specific provision is made in the Completion Accounts in respect of the matter to which the liability specifically relates;

9.9.8.3 to the extent any claimant(s) is or are entitled to claim indemnity against any loss or damage arising out of the breach or claim under the terms of any insurance policy from time to time in force;

9.9.8.4 which would not have arisen but for anything expressly provided to be done or omitted to be done pursuant to this Agreement; or

9.9.8.5 to the extent that any losses, credits, reliefs or any other allowable sums arising or becoming available to the Company or any Subsidiary on or before Completion and previously unutilised (other than any such reliefs or rights to repayment as are mentioned in clauses 10.1.5.1 to 10.1.5.3 inclusive) are available to the Company or any Subsidiary for set-off against the Tax that is the subject of such claim or the liability to which it relates (and so that the use of any such losses, credits, reliefs or allowable sums shall not of itself give rise to a claim).

9.9.9 The Vendors shall not be liable under the Tax Warranties to the extent that the limitations in clause 10.3 are applicable.

9.9.10 If, in respect of a claim for breach of any of the Warranties, the liability of the Purchaser or the Company or any Subsidiary is contingent then the Vendors shall not be liable in respect thereof unless and until such time as the contingent liability ceases to be contingent and becomes actual, provided that the liability becomes actual within one (1) year of the end of the periods referred to in clauses 9.9.1 and 9.9.2 respectively and if the liability does not become actual within such period the liability of the Vendors shall cease.

9.9.11 Nothing herein or otherwise shall be deemed to relieve the Purchaser or the Company or any Subsidiary from any common law duty to mitigate any loss or damage incurred by it or them. Neither the Purchaser, nor the Company nor any relevant member of the Group shall be obliged to make a payment under clauses 9.9.14 or 9.9.15 in respect of any sum or benefit which any of them shall have received, recovered or become entitled to if any such sum or benefit falls to be taken into account in computing any amount to be set off, refunded or repaid to the Vendors pursuant to clause 10.4.4.

9.9.12 The Purchaser shall not be entitled to recover any sum in respect of any claim or otherwise obtain reimbursement or restitution more than once in respect of any one breach of the Warranties or claim under clause 10 or the subject matter thereof.

9.9.13 In the event that a claim (other than a claim under clause 10) against the Vendors arises as a result of or in connection with a liability to or a dispute with any third party:

9.9.13.1 no such liability or dispute shall be admitted, settled or discharged without the written consent of the Vendors (such consent not to be unreasonably withheld or delayed); and

9.9.13.2 the Purchaser shall (provided that they are indemnified to their reasonable satisfaction by the Vendors against any costs, expenses, liabilities, penalties, and fines which may be incurred by the Purchaser and the Group and the Purchaser's Group in taking such action and provided that the Vendors give the Purchaser such assistance as they reasonably require) take such action to avoid, dispute, resist, appeal, compromise or contest such liability or dispute as may be reasonably requested by the Vendors provided that the Purchaser shall not be obliged to take any action whatsoever that the Purchaser reasonably believes acting in good faith having taken account of the reasonable representations of the Vendors will or is reasonably likely to have a material adverse effect on the business of any member of the Group taken as a whole. In relation to any claim against the Company arising from an audit of the box office takings by any major US or UK producer, the parties agree that contesting, disputing or resisting such claim in good faith will not be reasonably likely to have a material adverse effect on the business of the Group taken as a whole. Notwithstanding the above, the Purchaser may, at their option, assign such claim or any part thereof to the Vendors.

9.9.14 Where the Purchaser or any member of the Group or the Purchaser's Group is entitled (whether by right of indemnity, reimbursement or any other means) to recover from some other person (not being the Purchaser any member of the Group or the Purchaser's Group or any person connected with any of them but including, without limitation, any Tax authority) any sum or benefit in respect of the same matter that was the subject of a successful claim for breach of any of the Warranties, the Purchaser or the relevant member of the Group or the Purchaser's Group so entitled shall (provided that it is indemnified to its satisfaction by the Vendors against all costs, expenses, liabilities, penalties and fines which it or they may incur thereby and provided that the Vendors give the Purchaser or the relevant member of the Group or the Purchaser's Group such assistance as it reasonably requires) take all reasonable steps to enforce such recovery provided that neither the Purchaser nor any member of the Group or the Purchaser's Group shall be required to do anything which in the reasonable opinion of the Purchaser might have a material adverse effect on the business of the Group taken as a whole (in which case the Purchaser shall reimburse the Vendors for the amount which the Vendors and the Purchaser reasonably expect the Purchaser to recover from such other person, less all reasonable costs, expenses, and taxes, but in no event shall such amount be greater than the amount received by Purchaser from the Vendors with respect to the same matter that was the subject of such claim for breach of Warranties). Notwithstanding the above, the Purchaser or the relevant member of the Group or the Purchaser's Group entitled to such recovery may, at its option, assign such claim or any part thereof for recovery to the Vendors.

9.9.15 In the event that payment is made by the Vendors or any of them in respect of a claim and the Purchaser or the relevant member of the Group or the Purchaser's Group or any of them subsequently recovers from the third party a sum or, in the case of Tax claims, a benefit in respect of the same matter that was the subject of a claim, the Purchaser and the Company or the relevant Group member shall reimburse the Vendors after receipt of such sum or, in the case of Tax claims, benefit the net amount received (after deducting any costs including legal costs on a solicitor and own client basis) but not in any event exceeding the amount originally paid in respect of the relevant claim. For the purposes of the foregoing:

9.9.15.1 subject to clauses 9.9.15.2 to 9.9.15.4 below, a sum or benefit shall also be deemed to have been received if received by way of credit, set-off or other deduction or received in kind, provided that such sum or benefit is reasonably capable of being quantified in cash.

9.9.15.2 a reduction in liability to Tax arising as a direct result of any payment made in respect of the claim shall be deemed to be a sum or benefit received aforesaid;

9.9.15.3 the recipient shall be deemed to receive a refund or repayment for Tax purposes when and only when it would have received the same but for a liability to any Tax not covered by clause 10 and shall be deemed to receive a credit for Tax purposes when and only when the same results in an actual reduction of Tax not covered by clause 10 that the recipient would otherwise have been liable to pay;

9.9.15.4 any repayment supplement for Tax purposes or interest (less tax) paid or received or attributable to the sum or benefit recovered shall also be accounted for to the Vendors to the extent referable to the period after the claim was satisfied.

9.9.16 None of the Vendors shall be liable in respect of any representations or warranties which are made or deemed to have been made by them or any of them in relation to or connection with the subject matter hereof (save for fraudulent misrepresentation) which are not contained and expressly given or assumed by them in this Agreement or any document in the approved terms to be entered into pursuant hereto and the Purchaser hereby confirms that it has not entered into this Agreement in reliance on any such representation or warranty.

9.9.17 The Purchaser shall indemnify the Vendors and each of them against any and all reasonable and proper costs and expenses (including legal costs on a solicitor and own client basis) to the extent that such costs and expenses are incurred in successfully defending in all respects a claim for breach of any of the Warranties and where the Purchaser and the members of the Purchaser's Group have no right of appeal or the Purchaser has not appealed within the applicable time limits.

9.9.18 The Purchaser irrevocably and unconditionally waives any right it may have to sue the Vendors in misrepresentation or to rescind this Agreement, in either case for any non-fraudulent misrepresentation made by or on behalf of the Vendors, whether or not contained in this Agreement, or to terminate this Agreement for any reason. The Purchaser's remedy in respect of any such misrepresentation shall be an action under the terms of this Agreement if and to the extent the misrepresentation constitutes a breach of the Warranties.

9.9.19 Notwithstanding any other provision of this Agreement, the maximum liability of each of the Vendor Trustees (and any trustees to whom they transfer all or any part of the trust fund of the relevant Trust in exercise of their dispositive powers under the relevant Trust ("a Transferee Trustee") under this Agreement shall be limited to the extent that such liability can be met and discharged out of the net assets (after costs of realisation of the same and any tax payable on or by reference to such realisation) held by or on behalf of such Vendor Trustee in the Trust of which they are trustees at the time such Vendor Trustee is called upon to make such payment and no Vendor Trustee (or any Transferee Trustee) shall incur any personal liability in respect of any claim under this Agreement.

9.9.20 If a capital distribution is made to a beneficiary of a Trust before such time as the Vendor Trustee of the relevant Trust are under no actual or contingent liability under this Agreement and the beneficiary of the distribution is sui iuris and shall by deed undertake to accept liability under this Agreement (subject to the limitations provided herein) whether to the extent only of the distribution concerned (less any tax payable by such beneficiary by reason of the receipt thereof) or generally then the residual liability of such distributing trustees hereunder shall thereupon be reduced to such extent or extinguished accordingly.

9.10 Clause 9.9 shall not apply if any claim or claims has or have arisen by reason of fraud, wilful concealment or dishonesty.

9.11 If any sum payable by the Vendors under this clause 9 shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

9.12 The amount paid by the Vendors to the Purchaser or the relevant member of the Purchaser's Group in satisfaction of any claim shall, so far as possible, be treated as a reduction by that amount in the Consideration for the Sale Shares.

10.     COVENANT IN RESPECT OF TAX

10.1    In this clause 10 unless the context otherwise requires:

10.1.1 "Claim" means the issue of any notice, letter or other document by or on behalf of any Tax Authority or the taking of any action by or on behalf of any Tax Authority from which letter, notice, document or action it appears that a Tax liability is to be imposed on any of the Company or a Subsidiary so that such Company or Subsidiary will or may become subject to a liability which could give rise to a claim under the Warranties relating to Taxation or, in the context of clause 10.2 that a liability or increased liability is to be imposed on any relevant company.

10.1.2 "event" includes (without limitation) any omission, event, action or transaction whether or not the Company or any of the Subsidiaries is a party thereto, the death of any person, a change in the residence of any person for any Tax purpose, and the entering into and completion of this Agreement and references to the result of events on or before the Completion Date shall include the combined result of two or more events one or more of which shall have taken place on or before the Completion Date in circumstances where those events occurring after Completion occurred inside the Company's ordinary course of business and is or are:

10.1.2.1 the completion of the disposal by the Company or any of the Subsidiaries of any asset which was contracted to be sold by the Company or any of the Subsidiaries outside the ordinary course of business before Completion or the performance of any other act which the Company or any of the Subsidiaries was bound to perform by virtue of a legally binding obligation it had entered into outside the ordinary course of business before Completion;

10.1.2.2 the satisfaction of a condition to which the disposal by the Company or any of the Subsidiaries of any asset pursuant to a contract entered into outside the ordinary course of business before Completion was subject (in which even the disposal shall, for the purposes of this clause 10, but subject to clause 10.3.14, be treated as having been made before Completion and any liability to Tax arising from such disposal shall be treated as having risen before Completion);

10.1.2.3 the service of any notice pursuant to section 703 of the Taxes Act;

10.1.2.4 the bringing into the United Kingdom of any document executed prior to Completion outside the United Kingdom where the same is required to be produced in court in the United Kingdom with a view to protecting or enforcing any legal rights of the Company or any of the Subsidiaries;

10.1.2.5 the making of any chargeable payment (as defined in section 214 of the Taxes Act) where the same is connected with the exempt distribution (as defined in section 213(2) of the Taxes Act) made prior to Completion.

10.1.3 "relief" means any relief, allowance, credit, set off, deduction or exemption for any Tax purpose;

10.1.4 reference to income or profits or gains earned, accrued or received shall include income or profits or gains deemed to have been or treated as or regarded as earned, accrued or received for the purposes of any legislation;

10.1.5 reference to any Tax liability shall include not only any liability to make actual payments of or in respect of Tax but shall also include:

10.1.5.1 the loss or reduction in the amount of, or the setting off against income, profits or gains, or against any Tax liability for which no provision has been made in preparing the Accounts or in preparing the Completion Accounts, of any relief which would (were it not for the said loss, reduction or setting off) have been available to the Company or any of the Subsidiaries and which has been taken into account in computing (and so eliminating or reducing) any provision for deferred

                      Tax which appears (or which but for such relief would have appeared) in the Completion Accounts;

10.1.5.2 the loss or reduction in the amount of, or the setting off against any Tax liability for which no provision has been made in preparing the Accounts or in preparing the Completion Accounts, of a right to repayment of Tax which has been treated as an asset of the Company or any of the Subsidiaries in preparing the Completion Accounts; and

10.1.5.3 the utilisation or setting off against income, profits or gains earned, accrued or received on or before Completion, or against any Tax liability of any relief which is not available before Completion but which arises in respect of an event occurring after Completion in circumstances where but for such utilisation or setting off, the Company or any of the Subsidiaries would have had a Tax liability in respect of which the Purchaser would have been able to make a successful claim under this clause 10;

               and in such a case as is referred to in Clause 10.1.5.1, the amount of the Tax liability shall be either the amount of the relief where the relief which has been lost or set off was a deduction or offset against Tax or where the relief was a deduction offset against income profits or gains, the amount of Tax which, on the basis of rates current at the date of the loss, would have been saved but for such loss and in the case of a liability under Clause 10.1.5.1 or 10.1.5.3 where the relief was subject to a set-off, the Tax liability shall be the amount of Tax which the Covenantors would have been liable for hereunder but for the set off;

10.1.6 reference to "the Company" includes a reference to each of the Subsidiaries;

10.1.7 reference to a payment in respect of Tax means a payment other than to a Group Company for the surrender of losses or other amounts by way of group relief (within the meaning of Section 402 of the Taxes Act) or for the surrender of advance corporation tax or for the transfer of any other relief, a repayment of any such payment and a payment by way of indemnity or damages.

10.2 Subject as provided in this Agreement, the Vendors hereby covenant with and undertake as to Paul Richard Gregg and Anita Kim Gregg jointly and severally, David Charles Rogers and the DCR Trustees jointly and severally, Samuel John Shrouder and the SJS Trustees jointly and severally, David Clifford Gregg and the DCG Trustees jointly and severally, and Julie Diane Rogers and Simon Paul Gregg severally, to pay to the Purchaser a sum equal to the amount of:

10.2.1 any Tax liability of the Company or any of the Subsidiaries arising as a result of or calculated by reference to any income, profits or gains earned accrued or received on or before the Completion Date or any event on or before the Completion Date whether or not such Tax is chargeable against or attributable to any other person;

10.2.2 any Tax liability of any member of the Group that arises after Completion as a result of an act, omission or transaction by a person (other than any member of the Group) and which liability to Tax falls upon the relevant member of the Group as a result of
               (i) the failure by such person to discharge (even after Completion) where due any liability to taxation on its part and
               (ii) its having been in the same group for Tax purposes as that person at any time before Completion;

10.2.3 the standard rate of corporation tax as at the date of this Agreement multiplied by the aggregate of the payments referred to in clause 5.5.4 (other than in relation to the payment to Paul Richard Gregg) and the employer's national insurance contributions thereon to the extent that a deduction for corporation tax purposes is denied in whole or in part in respect thereof; and

10.2.4 all costs and expenses incurred by the Purchaser, the Company and each member of the Group in connection with a claim by the Purchaser which results in a payment being made by the Vendors under this clause 10.2, and any reasonable and proper costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with
               (i) any legal proceedings in which the Purchaser or the relevant member of the Group or the Purchaser's Group make a claim under this clause 10.2 and in which judgement is given for the Purchaser or the relevant member of the Group or the Purchaser's Group or (ii) the enforcement of any settlement of, or judgement in respect of, such claim, provided that such claim is resolved in favour of the Purchaser or the relevant member of the Group or the Purchaser's Group.

10.3    The covenants contained in clause 10.2 do not apply to any liability:

10.3.1 to the extent that provision or reserve in respect thereof has been made in the Completion Accounts or to the extent that payment or discharge of such liability has been taken into account therein;

10.3.2 in respect of which provision or reserve has been made in the Completion Accounts which is insufficient only by reason of any increase in rates of Tax made after the Completion Date with retrospective effect;

10.3.3 to the extent that the Tax liability arises as a result of the Purchaser, the Company or any Subsidiary failing to comply with their respective obligations under this clause 10;

10.3.4 to the extent that the Tax liability in question arises or is increased as a result of the failure by the Purchaser, the Company or any Subsidiary after Completion to make any claim, election, surrender or disclaimer or give any notice or consent under any enactment relating to Taxation, the making or giving of which was taken into account in preparing the Accounts or the Completion Accounts and in the case of a claim, election, surrender, disclaimer, notice or consent assumed to be made or given in the preparation of the Accounts sufficient details of which are notified to the Purchaser at least

               60 days prior to the last date upon which such claim, election, surrender or disclaimer notice or consent could validly be made or given;

10.3.5 to the extent that the Tax liability in question arises or is increased as a result of any voluntary claim, election, surrender or disclaimer made or notice or consent given after Completion by the Purchaser, the Company or any Subsidiary other than pursuant to clause 10.9, 10.9.1 or 10.11 hereof and other than pursuant to a comment or suggestion made by the Vendors or their duly authorised agents in accordance with clause 10.10;

10.3.6 to the extent that the Tax liability in question arises or is increased as a result of any cessation or winding-up after Completion of any trade or business carried on by the Company or any Subsidiary or the Purchaser or any major change after Completion in the nature or conduct of any trade carried on by the Company or any Subsidiary;

10.3.7 to the extent that the Tax liability in question arises or is increased as a result of the any change in law or published practice or any withdrawal of any extra statutory concession by any authority competent to impose a Tax liability (a "Tax Authority");

10.3.8 to the extent that the Tax liability in question arises or is increased as a result of any change in accountancy principles or practice or as a result of the change in the bases, policies, or methods of accounting of the Purchaser, the Company or any Subsidiary except where such change was necessary to rectify any prior non-compliance with relevant generally accepted accounting principles and practice;

10.3.9 to the extent that any relief arising to the Company or relevant Subsidiary wholly before Completion (other than any such relief as is referred to in clause 10.1.5.1, 10.1.5.2, 10.1.5.3, 10.4.2,
               10.4.3 or 10.5) is available for offset against the Tax Liability concerned provided that the Vendors shall have notified the Purchaser in writing of the availability of such relief and shall have taken all such steps as are reasonable to assist in obtaining the benefit or claiming such relief;

10.3.10 to the extent that the Tax liability in question arises or is increased as a result of any voluntary act, transaction or omission by the Purchaser, the Company or any Subsidiary after Completion outside the ordinary course of business and which could reasonably have been avoided and otherwise (in the case of the Company and any Subsidiary only) than pursuant to a legally binding obligation entered into before Completion;

10.3.11 to the extent that the Tax liability has been made good by insurers deducting for these purposes the associated costs and expenses of maintaining the relevant policy of insurance;

10.3.12 to the extent that the Purchaser has made recovery in respect of the Tax liability concerned by means of a claim for breach of any of the Warranties (whether or not relating to Taxation);

10.3.13 to the extent that the Tax liability is corporation tax which has been deducted in calculating the Deferred Consideration;

10.3.14 to the extent that the Tax liability arises solely as a result of the combination of two or more events one or more of which shall have taken place on or before the Completion Date in circumstances where the events occurring after Completion occurred inside the Company's ordinary course of business and is or are the events referred to in clauses 10.1.2.1 or 10.1.2.2 AND the income, profits or gains by reference to which such Tax liability is calculated are actual income, profits or gains (as opposed to income, profits or gains which are deemed to have been or treated as or regarded as earned, accrued or received) which have not been reflected or taken into account in either the Accounts or the Completion Accounts;

10.3.15 to the extent that the Tax liability arises by reference to actual income, profits or gains (as opposed to income, profits or gains which are deemed to have been or treated as or regarded as or earned, accrued or received) earned, accrued or received since the Accounting Date and which are not reflected or taken into account in the Completion Accounts.

10.3.16 to the extent that the Tax liability arises by reference to actual income, profits or gains (as opposed to income, profits or gains which are deemed to have been or treated as or regarded as earned, accrued or received) earned, accrued or received in the accounting reference period which ended on the Accounting Date and which were not reflected or taken into account in the Accounts.

10.4.1 If any provision for Taxation in the Completion Accounts proves to be an over-provision, then the amount of such over-provision shall be dealt with as set out in clause 10.4.4.

10.4.2 If the Vendors and the Purchaser shall agree that any Tax Claim which has resulted in a payment having been made or becoming due from the Vendors under this Agreement will give rise to relief which relief results in an actual saving of Tax or repayment of Tax for the Company or any Subsidiary which would not otherwise have arisen, then, the amount by which that Company's or any Subsidiary's liability to Tax is so reduced or the amount of such repayment of Tax shall be dealt with in accordance with clause
               10.4.4 below and for these purposes the Purchaser shall use all reasonable endeavours to utilise any such reliefs in priority to any other reliefs that arise in accounting periods commencing after that in which the relief arose;

10.4.3 If the Vendors and the Purchaser shall agree that the Company or any Subsidiary has:

10.4.3.1 received after the Completion Date from any Tax Authority any repayment of Taxation in circumstances where the Taxation in question was paid before Completion and the repayment of such

                      Taxation has not been taken into account or reflected in the Accounts or the Completion Accounts and is not otherwise dealt with in accordance with clause 10.4.4; or

10.4.3.2 set off after the Completion Date any relief (other than such relief as is referred to in clauses 10.1.5.1,
                      10.1.5.2 or 10.1.5.3) against any Tax liability (whether arising before or after Completion) of the Company or any Subsidiary in circumstances where the Tax liability in question is not a Tax liability in respect of which a claim could be made under clause 10 and the relief arises as a result of or is calculated by reference to an event occurring (including the accrued earning or receiving of income, profits or gains) before Completion;

               then the Relevant Amount shall be dealt with in accordance with clause 10.4.4 PROVIDED ALWAYS THAT:

               (a) the Relevant Amount shall be in such a case as is mentioned in clause 10.4.3.1, the amount of the repayment received by the Company or the Subsidiary but only to the extent that it is neither (i) reflected or taken into account in the Accounts or the Completion Accounts, nor
                      (ii) otherwise taken into account in accordance with clause 10.4.4;

               (b) the Relevant Amount shall be, in such a case as is mentioned in clause 10.4.3.2, the amount of Taxation agreed by the Vendors and the Purchaser as having been saved by the use of the relief in question; and

               (c) the Purchaser shall use reasonable endeavours to recover any such repayment as is mentioned in clause 10.4.3.1 and to procure that the Company and/or the Subsidiary use any such reliefs as are mentioned in clause 10.4.3.2 but nothing in this clause 10.4.3.2 (c) shall require the Purchaser to procure that the Company or Subsidiary utilise any such relief in priority to any other reliefs which are available to the Company or the Subsidiary and nothing in this clause 10.4.3.2 (c) shall require the Purchaser to do (or to procure that the Company or any of the Subsidiaries shall do) anything that the Purchaser reasonably believes is likely to have a material adverse effect on the business of any member of the Group taken as a whole.

10.4.4 where it is provided under paragraph 10.4.1, 10.4.2 or 10.4.3 that any amount (the "Relevant Amount") is to be dealt with in accordance with this paragraph:

               (a) the Relevant Amount shall first be set off against any payment then due from the Vendors under this Agreement; and

               (b) to the extent there is an excess, a refund shall be made to the Vendors of any previous payment or payments made by the Vendors under this Agreement and not previously refunded under this clause up to the amount of such excess; and

               (c) to the extent that the excess referred to in paragraph (b) of this paragraph is not exhausted under that paragraph, the remainder of that excess shall be repaid to the Vendors within 30 days of:

                      (i) in a case falling within clause 10.4.1, the date on which the Vendors and the Purchaser agree that a provision for Tax has proved to be an over provision;

                      (ii) in a case falling within clause 10.4.2, the date on which the Tax which has been reduced by reason of the relief in question would otherwise have been due to be paid or (as the case may be) the date on which the Company or the Subsidiary receives the repayment of Tax in question;

                      (iii) in a case falling within clause 10.4.3.1, the date on which the Company or the Subsidiary received the repayment of Tax in question; and

                      (iv) in a case falling within clause 10.4.3.2, the date on which the Tax against which the relief in question has been set off would otherwise have been due to have been paid.

10.5 The Purchaser shall and shall procure that the Company and each Subsidiary takes such steps as are reasonably necessary for the Company and each Subsidiary to use in the manner hereinafter mentioned all reliefs (other than any reliefs referred to in clauses 10.1.5.1, 10.1.5.2, 10.1.5.3, 10.4.1, 10.4.2 or 10.4.3 above) arising to the
        Company by reason of events occurring on or before the date of Completion as are available to the Company and as are notified to the Purchaser in writing by the Vendors to reduce or eliminate any liability of the Company to make an actual payment of Tax in respect of which the Purchaser would have been able to make a claim against the Vendors under this Agreement, the said use being to effect the reduction or elimination of any such liability to make an actual payment of Tax to the extent permitted by law, provided that neither the Purchaser, the Company nor any Subsidiary shall be required to do anything that, in the reasonable opinion of the Purchaser, might have a material adverse effect on the business of any member of the Group taken as a whole.

10.6 The Purchaser shall procure that the Company makes (or joins in making) such claims and elections and signs such documents as may be reasonably necessary to effect the reduction or elimination referred to in clause 10.5.

10.7 If the Vendors and the Purchaser shall fail to agree as contemplated in clauses 10.4.2, 10.4.3, 10.4.3.2 (b) and 10.4.4 (c) (i) within 45 days of written notice having been served by the Vendors on the Purchaser to agree the matter in question, the matter shall be referred to such chartered accountant (the "Independent Accountant") as the parties may agree or in default of agreement within 10 days nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales on the application of any of the Vendors or the Purchaser. The Independent Accountant shall act as an expert and not as arbitrator and his decision shall, save in the case of manifest error, be binding on the parties (including the manner in which his costs shall be borne by the Vendors and the Purchaser).

10.8 If the Purchaser, the Company or any Subsidiary is entitled to recover from some other person (not being the Purchaser, any member of the Group or the Purchaser's Group or any person connected with any of them but including, without limitation, any Tax Authority) any sum (other than a sum which is dealt with in accordance with clause 10.4.4) in respect of a Tax Claim that has resulted or will result in the Vendors becoming liable to make a payment under this clause 10 or the Warranties relating to Taxation, or subsequently becomes entitled to make such a recovery, then Purchaser shall or shall procure that the Company shall as soon as reasonably practicable after becoming aware of such entitlement notify the Vendors of its entitlement and shall, if reasonably so required by the Vendors in writing and subject to being indemnified against all losses, costs, interest, damages and expenses which may hereby be incurred take all such reasonable steps to enforce that recovery (keeping the Vendors informed of the progress of any action taken) as the Vendors may reasonably request and, provided that neither the Purchaser nor the Company nor any Subsidiary shall be required to do anything which in the reasonable opinion of the Purchaser might have a material adverse effect on the business of any member of the Group taken as a whole and shall account to the Vendors for whichever is the lesser of:

10.8.1 any sum so recovered (including any interest or repayment supplement paid by the Tax Authority) but net of any Tax paid by the Company or relevant recipient or which would be due from the Company or relevant recipient but for any such relief as is mentioned in clauses 10.1.5.1, 10.1.5.2 or 10.1.5.3 hereof and net of any reasonable costs, expenses and charges properly incurred in recovering the same; and

10.8.2 the amount paid by or due by the Vendors under this clause 10 or the Warranties relating to Taxation in respect of the Tax Claim in question.

10.9 The Vendors or their duly authorised agents shall be responsible for, and have the conduct of preparing, submitting to and agreeing with the relevant Tax Authorities all Tax returns, computations and other related documents of the Company and each Subsidiary relating to all accounting periods ending on or before Completion ("Relevant Accounting Periods") and subject as hereafter provided shall be solely entitled to deal with all matters (including correspondence) relating to such Tax returns, computations, and other related documents.

10.9.1 The Vendors shall submit all Tax returns, computations and related documents as are referred to in clause 10.9 to the Purchaser or its duly authorised agents for comment a reasonable time before they are due to be sent to the relevant Tax Authority. The Purchaser or its agents shall comment within 21 days of such submission and if the Vendors shall not have received comments within that period, the Purchaser or its agents shall be deemed to have approved such draft computations. If the Purchaser or its agents have any comments or suggestions, the Vendors and its agents shall not unreasonably refuse to adopt such comments or suggestions provided that nothing herein shall oblige the Company or any Subsidiary to submit any computation or other document unless it is reasonably satisfied that it is accurate and complete in all material respects. The Vendors and the Purchaser shall respectively afford (or procure to be afforded) to the other or their agents such information and assistance as may reasonably be required to prepare, submit and agree all relevant Tax returns, computations and other related documents.

10.9.2 The Purchaser shall, except in the case of manifest error, procure (i) that the Company and each Subsidiary shall cause the returns referred to in clause 10.9. to be authorised, signed and submitted to the appropriate Tax Authority without amendment or with such amendments as the Vendors shall agree (such agreement not to be unreasonably withheld or delayed); and (ii) that the Company and each Subsidiary makes (or joins in making) such claims and elections as the Vendors shall reasonably require in relation to accounting periods for which the Vendors have responsibility pursuant to clause 10.9 above.

10.9.3 For the avoidance of doubt, it is hereby agreed that the Company shall bear the reasonable costs of the Company of preparing and submitting the tax computations, returns and other documents referred to in clause 10.9 and dealing with matters arising in connection therewith.

10.10 The Purchaser shall be responsible for, and have the conduct of preparing, submitting to and agreeing with the relevant Taxation Authorities all Tax computations of the Company for the period comprising Completion subject to all such tax computations, documents and correspondence (in so far as they relate also to the period between the Accounting Date and Completion) being submitted in draft to the Vendors for comment. The Vendors or their duly authorised agents shall comment within 14 business days of such submission. If the Purchaser has not received any comments within 21 business days, the Vendors and its duly authorised agents shall be deemed to have approved such draft documents. If the Vendors or their duly authorised agents have any comments or suggestions, the Purchaser shall not unreasonably refuse to adopt such comments or suggestions except where the Purchaser reasonably believes the same would be materially prejudicial to the Tax affairs of any member of the Group taken as a whole. (Provided always that nothing in this clause 10.10 shall entitle the Purchaser to refuse to make such claims under sections 152, 153, 155, 156 and 175 TCGA as are referred to in paragraph 2.15 of the Disclosure Letter or in respect of the Deferred Consideration Properties.) The Vendors and the Purchaser shall each respectively afford (or procure the affordance) to the other or their duly authorised agents of information and assistance which may reasonably be required to prepare, submit and agree all such outstanding Tax computations.

10.11 In the event that a Claim against the Vendors arises pursuant to this clause 10, no such liability or dispute shall be admitted, settled or discharged without the written consent of the Vendors (such consent not to be unreasonably withheld or delayed) and the Purchaser shall (provided that it is indemnified to its reasonable satisfaction by the Vendors against any costs, expenses, liabilities, penalties, and fines which may be incurred by the Purchaser, the Group and the Purchaser's Group in taking such action and provided that the Vendors give the Purchaser such assistance as they may reasonably require) take such action to avoid, dispute, resist, appeal, compromise or contest such liability or dispute as may be reasonably requested by the Vendors provided that the Purchaser shall not be obliged to take any action which the

        Purchaser reasonably believes acting in good faith having taken account of the reasonable representations of the Vendors will or is reasonably likely to have a material adverse effect on the goodwill of the Group taken as a whole.

10.12 The Purchaser hereby covenants with the Vendors to pay to the Vendors an amount equal to any of the following:

10.12.1 any liability or increased liability to Tax of any company under the control of the Vendors which arises as a result of or by reference to any reduction or disallowance of Group Relief that would otherwise have been available to the Vendors or the relevant subsidiary of such company where and to the extent that such reduction or disallowance occurs as a result of or by reference to:

               (a) any total or partial withdrawal effected by any Company after Completion of any surrender of Group Relief that was submitted by any Company to the Inland Revenue on or before Completion in respect of any accounting period on or before Completion; or

               (b) any total or partial disclaimer made by any Company after Completion of any capital allowances available to any Company in respect of any accounting period ended on or before Completion save where any such withdrawal or disclaimer is made at the express written request of the Vendors or pursuant to clause 10.9, 10.9.1, 10.9.2, 10.10 or 10.11 hereof;

10.12.2 any liability or increased liability to the Tax of the Vendors or any company under the control of the Vendors which arises as a consequence of any Relevant Company failing to pay the whole of the Tax charged by any Tax assessment made in respect of that Relevant Company within six months of the date of that Tax Assessment where (and to the extent that) the liability for that Tax arises in circumstances such that the Purchaser would not have been entitled to make a claim against the Vendors under clause 10.2 hereof in respect of that Tax had it been paid by the Relevant Company and, for the purposes of this sub-clause, the term "Relevant Company" shall mean any of the Company, any Subsidiary and any other company which is, or has at any time been, treated for the purposes of any Tax as being a member of the same group of companies as the Purchaser;

10.12.3 all costs and expenses incurred by the Vendors in connection with a claim by the Vendors which results in a payment being made under this clause 10.12, and any reasonable and proper costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with
               (i) any legal proceedings in which the Vendors make a claim under this clause 10.12 and in which judgement is given for the Vendors or (ii) the enforcement of any settlement or, or judgement in respect of, such claim, provided that such claim is resolved in favour of the Vendors;

10.12.4 where the Purchaser becomes liable to make any payment under sub-clause 10.12 hereof, the due date for the making of that payment shall be the date that is the last date on which the Vendors or, as the case may be, the relevant company would have had to have paid to the appropriate Tax Authority the Tax that has given rise to the Purchaser's liability under clause 10.12 hereof in order to avoid incurring a liability to interest or a charge or penalty in respect of that amount of Tax;

10.12.5        if any payment required to be made by the Purchaser under clause
               10.12 hereof is not made by the due date for the making thereof, then that payment shall carry interest from that due date until the date when the payment is actually made at the rate of three per cent above the base rate for the time being of National Westminster Bank plc; and

10.12.6 all sums payable by the Purchaser to the Vendors under this clause shall be paid free and clear of all deductions or withholdings whatsoever, save only as may be required by law. If any sum payable by the Purchaser under this clause 10.12 (other than interest under clause 10.12.5) shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

10.13   The liability of:

10.13.1 the Vendors under this clause shall cease after the sixth anniversary of the first anniversary of the Accounting Date except in respect of matters which have been the subject of a written claim before such date by the Purchaser or the Purchaser's Solicitors to any of the Vendors or the Vendors' Solicitors provided that any such claim shall be deemed to have been irrevocably withdrawn if proceedings in respect of it are not begun within 9 months of the sixth anniversary referred to above unless the claim in question has arisen by reason of fraud, wilful concealment or dishonesty in which event there shall be no contractual limit in the time period within which such claim may be brought; and

10.13.2 the Purchaser under this clause shall cease after the sixth anniversary of the first anniversary of the Accounting Date except in respect of matters which have been the subject of a written claim before such date by the Vendor or the Vendors' Solicitors to the Purchaser or the Purchaser's Solicitors provided that any such claim shall be deemed to have been irrevocably withdrawn if proceedings in respect of it are not begun within 9 months of the sixth anniversary referred to above unless the claim in question has arisen by reason of fraud, wilful concealment or dishonesty in which event there shall be no contractual limit in the time period within which such claim may be brought.

10.14 The due date for the making of payments under this clause 10 (other than clause 10.12 or clause 10.4.4) shall be the later of the day following seven days after written demand has been made therefor and:

10.14.1 where the payment relates to a liability of the Company or any of the Subsidiaries to make an actual payment of or in respect of Tax, the date which is seven days before the date on which such actual payment becomes due and payable to the relevant authority;

10.14.2        where the payment relates to a matter falling within clause
               10.1.5.1 or 10.1.5.3, the date falling seven days after the Vendors have been notified by the Purchaser that the auditors for the time being of the Company or the relevant Subsidiary have certified at the request of the Purchaser or the Company or the relevant Subsidiary that the Vendors have a liability for a determinable amount under clause 10.2 or, if later, the date on which any Tax for which would have been liable under this clause 10 would have been due and payable to the Tax Authority entitled to the same but for the use of any such relief as is referred to in clause 10.1.5.1 or 10.1.5.3

10.14.3        where the payment relates to a matter falling within clause
               10.1.5.2 the date on which the repayment of Tax would otherwise have been due to be made, and;

10.14.4 in the case of costs expenses within clause 10.2.5 seven days after written demand has been made therefore or, if later, the date on which such costs become due and payable.

10.15 If any payment due to be made by the Vendors under this clause is not made on the due date for payment thereof the same shall carry interest which shall accrue from day to day from such due date of payment until actual payment at the rate of three per cent above the base rate from time to time of National Westminster Bank Plc, compounded annually.

10.16 If any sum payable by the Vendors under this clause 10 (other than interest under clause 10.15) shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

10.17 The Purchaser shall indemnify the Vendors and each of them against any and all reasonable and proper costs and expenses (including legal costs on a solicitor and own client basis) to the extent that such costs and expenses are incurred in successfully defending in all respects a claim under clause 10.2 hereof and where the Purchaser and the members of the Purchaser's Group have no right of appeal or the Purchaser has not appealed within the applicable time limits.

10.18 The Vendors shall indemnify the members of the Purchaser's Group and each of them against any and all reasonable and proper costs and expenses (including legal costs on a solicitor and own client basis) to the extent that such costs and expenses are incurred in successfully defending in all respects a claim under clause 10.12 hereof and where the Vendors have no right to appeal or the Vendors have not appealed within the applicable time limits.

10.19 The Vendors and their duly authorised agents shall be responsible for and have the conduct of preparing and submitting to the Inland Revenue the return required to be made by the Company under section 250 of the Income and Corporation Taxes Act 1988 in respect of the dividend declared by the Company on 8 September 1999 and shall procure that all information provided in such return shall be true and correct in all material respects and the Vendors shall have the conduct of any matters arising as a result of the submission of such return but shall keep the Purchaser informed of any material correspondence or communications in connection therewith. The Purchaser shall procure that any correspondence received by the Company in respect of such return is forwarded to the Vendors or their duly authorised agents as soon as is reasonably practicable and shall not agree any matter or enter into any correspondence with the Inland Revenue in relation to the same without the prior written consent of the Vendors.

11.     PENSIONS

11.1    For the purposes of this clause 11, the definitions set out in part 1 of
        Schedule 7 shall apply.

11.2 For the purposes of this clause 11, the value at the Completion Date of the assets of the Pension Scheme and the value at the Completion Date of the prospective benefits payable to or in respect of all active members, pensioners and deferred pensioners which have accrued in consequence of pensionable service under the Pension Scheme up to the Completion Date (including any augmentations to benefits and any benefits due in respect of transfer payments received by the Pension Scheme) shall be calculated (if the Purchaser elects to have the value of the Pension Scheme as at the Completion Date calculated) by the Purchaser's Actuary at the Purchaser's expense, using the actuarial assumptions used in the last formal Actuarial Valuation of the Pension Scheme undertaken as at April 1997 and also the minimum funding requirement.

11.3 In the event that the value of the assets of the Pension Scheme at the Completion Date is less than the value of the prospective benefits (on each basis described in clause 11.2) calculated by the Purchaser's Actuary in accordance with clause 11.2 and certified to the Purchaser by the Purchaser's Actuary:

11.3.1 the Vendors shall pay to the Purchaser, or if the Purchaser so requests in writing to the trustees of the Pension Scheme, such amount as the Purchaser's Actuary shall certify to be equal to the shortfall and the cost to the Purchaser of the valuations performed by the Purchaser's Actuary (together with interest thereon calculated in accordance with this clause) or, if a shortfall exists on both bases, the greater of the shortfalls;

11.3.2 the required amount (and the interest on it) shall be paid to the Purchaser or to the Pension Scheme (as appropriate) no later than thirty (30) days after the receipt by the Vendor of the certificate of the Purchaser's Actuary specifying the value of that amount at the Completion Date;

11.3.3 the Vendors have the option to instruct the Vendors' Actuary to check the calculations performed by the Purchaser's Actuary and any dispute between the Purchaser's Actuary and the Vendors' Actuary regarding the calculations can be referred at either the Purchaser's or the Vendors' request to an independent Actuary; and

11.3.4 the Vendors shall, in addition, pay interest upon the shortfall (or upon such part as shall remain unpaid) from the Completion Date to the date of actual payment at 2% above the National Westminster Bank plc base rate from time to time in force calculated on a day to day basis with monthly rests.

11.4 No liability shall attach to the Vendors under clause 11.3 unless the aggregate amount of any such liability, when aggregated with any interest payable in accordance with clause 11.3.4 exceeds fifty thousand pounds ((pound)50,000). For the avoidance of doubt, if such liability does exceed fifty thousand pounds ((pound)50,000), the Vendors' liability under clause 11.3 shall attach to the entire amount (together with the cost to the Purchaser of the valuations performed by the Purchaser's Actuary) and not just the excess.

11.5    In relation to the SSAS:

11.5.1 the Vendors hereby jointly and severally undertake to use their best endeavours to procure that a deed of amendment for the SSAS (in the form set out in part 2 of Schedule 7, the "Deed of Amendment") is executed and that the approval of the Pension Schemes Office of the Inland Revenue ("the PSO") is obtained for the Deed of Amendment;

11.5.2 in the event that the approval of the PSO cannot be obtained for the Deed of Amendment, the Vendors hereby jointly and severally undertake to use their best endeavours to procure that the Deed of Amendment is modified in the light of comments received from the PSO and executed and approval for such modified Deed of Amendment is subsequently obtained from the PSO;

11.5.3 the Vendors hereby jointly and severally indemnify and keep indemnified the Purchaser and the Principal Employer (as defined in the governing documentation of the SSAS) for the time being of the SSAS against all costs, claims, demands, expenses and litigation whenever and howsoever arising in relation to the SSAS (except and to the extent that such costs, claims, demands, expenses and litigation arise as a consequence of default by the said Principal Employer in relation to its duties and obligations under legislation and regulations governing the SSAS and its constitutional documents) and, without prejudice to the generality of the foregoing, shall indemnify and keep indemnified the Purchaser and the Principal Employer for the time being of the SSAS against any liabilities arising by virtue of the failure of the Vendors to procure the execution of and approval of the PSO to the Deed of Amendment in the exact form set out in part 2 of Schedule 7 or as modified in accordance with clause 11.5.2.

12.     INDEMNITIES

12. The Vendors hereby covenant with and undertake to indemnify the Purchaser for itself and as trustee for each member of the Purchaser's Group and the Group and their respective successors in title, officers, directors, employees and agents as to Paul Richard Gregg and Anita Kim Gregg jointly and severally, as to David Charles Rogers and the DCR Trustees jointly and severally, as to Samuel John Shrouder and the SJS Trustees jointly and severally, as to David Clifford Gregg and the DCG Trustees jointly and severally, and as to Julie Diane Rogers and Simon Paul Gregg severally, fully on demand and to keep them indemnified against any and all liabilities, losses (including consequential losses) penalties, fines, damages, claims, costs, expenses and legal or professional fees and disbursements (on a full indemnity basis) incurred, suffered or sustained by them or asserted against them, or any or all of them arising out of:

12.1.1 the sale of any of the Deferred Consideration Properties, including, for the avoidance of doubt, in relation to any representations and/or warranties given to any of the purchasers of the such Deferred Consideration Properties; and

12.1.2 the exercise of the option pursuant to the option agreement dated 7 August 1991 between Dominion James Nederlander and Apollo Dominion Investments Limited to the extent that the amount received by the Group is less than eight million five hundred and seventy seven thousand pounds ((pound)8,577,000) as reduced by the net amount (if any) of the operating profit attributable to the Dominion Theatre and Nederlander Dominion from the Completion Date until the date of purchase of the Group's interest.

12.2    The liability of the Vendors shall cease in respect of any claim:

12.2.1 under clause 12.1.1 on the sixth anniversary of completion of the sale of each such Deferred Consideration Property; and

12.2.2 under clause 12.1.2 on the earlier of the fifth anniversary of the Completion Date and the date upon which Paul Richard Gregg's employment is terminated (except in relation to termination through no fault of his employer).

13.     THE POINT

The Point, Dublin shall be dealt with in accordance with Schedule 8.

14.     RESTRICTION ON ANNOUNCEMENTS AND CONFIDENTIALITY

14.1 Each of the parties to this Agreement undertakes that it will not (save as required by law, under any securities act, rules or regulations, or by any securities exchange or any supervisory or regulatory body to whose rules any party to this Agreement is subject, including in connection with SFX's proposed equity offering) make any statement or announcement in connection with this Agreement unless the other parties shall have given their respective consents to such announcement (which consents may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

14.2 Subject to clause 14.1, the Vendors undertake with the Purchaser and the members of the Purchaser's Group that they shall treat as strictly confidential all information received or obtained by them or their employees, agents or advisers as a result of entering into or performing this Agreement including information relating to the provisions of this Agreement, the negotiations leading up to this Agreement, the subject matter of this Agreement and the business or affairs of any member of the Purchaser's Group and subject to the provisions of clause 14.3 that they will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use their best endeavours to prevent the publication or disclosure of any such information.

14.3 The restrictions contained in clause 14.2 shall not apply so as to prevent the Vendors from making any disclosure required by law or by any securities exchange or supervisory or regulatory or governmental body pursuant to rules to which the relevant Vendor is subject or from making any disclosure to any professional adviser for the purposes of obtaining advice (provided always that the provisions of this clause 14 shall apply to and the Vendors shall procure that they apply to and are observed in relation to, the use or disclosure by such professional adviser of the information provided to him) nor shall the restrictions apply in respect of any information which comes into the public domain otherwise than by a breach of this clause 14 by any Vendor.

15.     COSTS

15.1 Each party to this Agreement shall pay its own costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made.

15.2 Save as specifically referred to in this Agreement, the Vendors confirm that no expense of whatever nature relating to the sale of the Sale Shares has been or is to be borne by the Company or any of the Subsidiaries.

16.     GENERAL

16.1 This Agreement shall be binding upon and enure for the benefit of the estates, personal representatives or successors of the parties. This Agreement may not be assigned by any party without the prior written consent of each other party. Notwithstanding the foregoing, the obligations and rights of the Purchaser hereunder or any part thereof may be assigned and delegated without the consent of the Vendors to any affiliated company of the Purchaser and/or to any transferee of the Sale Shares, but only where such transfer is effected pursuant to the exercise of security rights by any lender to or financial source of the Purchaser's Group and such rights may be assigned but only as security to any such lender.

16.2 This Agreement (together with any documents referred to herein or executed contemporaneously by the parties in connection herewith) constitutes the whole agreement between the parties hereto and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the parties.

16.3 All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations that have been fully performed at Completion).

16.4 If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect and such invalid or unenforceable provision shall be replaced by a provision or part of a provision as similar in terms to such invalid or unenforceable provision as possible to effect the intent of the parties which shall be valid and enforceable.

16.5 If any liability of one or more but not all of the Vendors shall be or become illegal, invalid or unenforceable in any respect, such circumstance shall not affect or impair the liabilities of the other Vendors under this Agreement.

16.6 The Purchaser may release or compromise the liability of any of the Vendors hereunder or grant to any Vendor time or other indulgence without affecting the liability of any other Vendor hereunder.

16.7 Save as stated in relation to clauses 9.5, 9.9.1 and 9.9.2 where time is of the essence, no failure of any party to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

16.8 Upon and after Completion the Vendors shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be reasonably necessary to give effect to the terms of this Agreement and to place control of the Company and the Subsidiaries in the hands of the Purchaser and pending the doing of such acts, deeds, documents and things the Vendors shall as from Completion hold the legal estate in the Sale Shares in trust for the Purchaser.

16.9 At the request of the Purchaser, each of the Vendors shall execute as a deed a power of attorney in favour of the Purchaser or such person as may be nominated by the Purchaser generally in respect of the Sale Shares and in particular to enable the Purchaser (or its nominees) to attend and vote at General Meetings of the Company.

16.10 Unless this Agreement or any arrangement of which it forms a part is a non-notifiable agreement pursuant to Section 27A of the Restrictive Trade Practices Act 1976 ("RTPA 1976") or paragraph 5, Schedule 13 of the Competition Act 1998, to the extent that any provision of this Agreement or of any such arrangement is a restriction or information provision for the purposes of the RTPA 1976 by virtue of which this Agreement or any such arrangement is registrable under the RTPA 1976, no such restriction or information provision shall take effect or be enforced until the day after particulars of this Agreement or (as the case may be) that arrangement have been furnished to the Director General of Fair Trading in accordance with the RTPA 1976.

16.11 This Agreement may be executed in one or more counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

16.12 Nothing contained or implied in this Agreement shall constitute or be deemed to constitute a partnership or agency relationship between the parties hereto and none of the parties hereto shall have any authority to bind or commit any other party hereto.

17.     NOTICES

17.1 Save as otherwise provided in this Agreement any notice, demand or other communication to be served under this Agreement shall be in writing in the English language and shall be served upon any party hereto only by posting by first class post or pre-paid recorded delivery (if to an address in the same country) or air mail (if to an address in a different country) or delivering the same by hand or by courier, to its address given or referred to in this clause or sending the same by facsimile transmission to the number given in this clause for the addressee or at such other address or number as it may from time to time notify in writing to the other parties hereto.

17.2 A notice, demand or other communication served by first class post or pre-paid recorded delivery shall be deemed duly served on an address in the same country 48 hours (disregarding days which are not business days) after posting, a notice, demand or other communication served by air mail shall be deemed duly served on an addressee in a different country five business days after posting and a notice, demand or other communication sent by facsimile transmission shall be deemed to have been served at the time of transmission (save that if the transmission occurs after 6pm the notice, demand or other communication shall be deemed to have been served at 8.30am on the next business day following transmission) and in proving service of the same it will be sufficient to prove, in the case of a letter, that such letter was left at or delivered to the correct address of the party to be served as provided in this Agreement or, in the case of properly stamped or franked first class post or air mail or pre-paid recorded delivery, addressed to the address of the party to be served given in this clause and placed in the post and, in the case of facsimile transmission, that such facsimile was duly transmitted to the number of the party to be served given in this clause and an electronic acknowledgement was received.

17.3 All notices, demands or other communications given under this Agreement, shall be given to the following addresses:

        If to the Vendors:     To the address set out in Schedule 1 or such
                               other address as is notified to the Purchaser from time to time for these purposes.

        Copied to:             The Vendors' Solicitors, marked for the attention
                               of Hilary Winter.

        If to the Purchaser:   SFX ENTERTAINMENT, INC., and SFX U.K. HOLDINGS
                               LIMITED, 650 Madison Avenue, New York, NY 10022,
                               United States of America, telephone (001) 212 838
                               3100, facsimile (001) 212 753 3188 for the
                               attention of the legal department.

        Copied to:             Baker & McKenzie, Two Allen Center, Suite 1200,
                               1200 Smith Street, Houston, Texas 77002-4579,
                               United States of America,
                               facsimile: (001) 713 427 5099 for the attention of Amar Budarapu (for the purpose of information only and not for purpose of Service).

17.4 For the purposes of this clause "business day" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London and New York.

18.     AGENT FOR SERVICE

18.1 The Purchaser agrees that any document may be sufficiently and effectively served on it in connection with any proceedings in England and Wales by service on the Purchaser's Solicitors, if no replacement agent has been appointed and notified to the Vendors pursuant to clause
        18.3 below, or on the replacement agent if one has been appointed and notified to the Vendors.

18.2 Any document served pursuant to this clause shall be marked for the attention of:

18.2.1 Baker & McKenzie Ref: TEDG: For the attention of the Litigation Partner/Service of Process, 100 New Bridge Street, London EC4V 6JA; or

18.2.2 such other person as is appointed as agent for service pursuant to clause 18.3 below at the address notified pursuant to 18.3 below.

18.3 If the agent referred to in clause 18.1 above (or any replacement agent appointed pursuant to this clause) at any time ceases for any reason to act as such, the Purchaser shall appoint a replacement agent to accept service having an address for service in England and Wales and shall notify the Vendors of the name and address of the replacement agent.

18.4 A copy of any document served on any agent pursuant to this clause shall be served on the Purchaser at its address for the time being for the service of notices and other communications under clause 18.3 in accordance with that clause.

19.     GOVERNING LAW AND SUBMISSION TO JURISDICTION

This Agreement shall be governed by and construed in accordance with English law and the parties hereto submit to the non-exclusive jurisdiction of the English courts for the purpose of enforcing any claim arising hereunder.

                                          SCHEDULE 1
                                         THE VENDORS

               (1)                                      (2)                              (3)
   NAME AND ADDRESS OF VENDOR                  NUMBER OF SALE SHARES                  NUMBER OF
                                                                                   CONSIDERATION
                                                                                       SHARES
                                       A          B          C             D         FOR A SALE
                                                                                       SHARES

Paul Richard Gregg, Boars Hill        167,022      Nil       529,459      529,459      227,440
Heath, Yarn Way, Boars Hill,
Oxford, England

Anita Kim Gregg, Boars Hill           316,029      Nil     1,001,812    1,001,812      430,348
Heath, Yarn Way, Boars Hill,
Oxford, England

David Charles Rogers, Woodsend,        45,866      Nil       145,395      145,395       62,460
Hamels Lane, Boars Hill, Oxford,
England

Julie Diane Rogers, Woodsend,          25,697      Nil        81,463       81,463       34,991
Hamels Lane, Boars Hill, Oxford,
England

Samuel John Shrouder, Sherbourne       45,866      Nil       145,395      145,395       62,458
House, Lechlade,
Gloucestershire, England

David Clifford Gregg, 21 Coudray       46,248    5,997       138,850      138,850       62,980
Road, Southport, England

Simon Paul Gregg, 10 Duke              53,956    6,996       161,992      161,992       73,475
Street, London SW3, England

DCR Trustees                            5,515   17,485           Nil          Nil        7,510

SJS Trustees                            5,515   17,485           Nil          Nil        7,510

DCG Trustees                            7,708      914        23,142       23,142       10,495

----------------------------------------------------------------------------------------------
TOTAL                                 719,424   53,401     2,227,181    2,227,181      979,667


                    (4)
        AMOUNT OF CASH CONSIDERATION
                 ((Pound))

 FOR B SALE      FOR C SALE       FOR D SALE
   SHARES          SHARES           SHARES

     Nil        18,654,685.10      17,911.36



     Nil        35,297,326.85      33,890.86



     Nil         5,122,772.38       4,918.86



     Nil         2,870,225.29       2,755.86



     Nil         5,122,772.38       4,918.65



   211,498.08    4,954,250.62       4,756.84


   246,730.12    5,779,982.55       5,549.67


   616,648.97             Nil            Nil

   616,648.97             Nil            Nil

    32,234.32      828,726.77         795.71

--------------------------------------------
 1,723,760.46   78,630,741.94      75,497.60

                                          SCHEDULE 2
                                    DETAILS OF THE COMPANY

                                         THE COMPANY


1.      Registered number:               2129195

2.      Address of registered office:    Grehan House, Garsington Road, Cowley, Oxford OX4 5NQ

3.      Date and place of                7 May 1987
        incorporation:
                                         England and Wales

4.      Authorised share capital:        (pound)16,280,582 divided into:

                                         1,579,127 A ordinary shares of (pound)1 each ("A Shares")

                                         11,280,582 B ordinary shares of (pound)1 each ("B Shares")

                                         2,280,582 C ordinary shares of 50p each ("C Shares")

                                         2,280,582 D ordinary shares of (pound)1 each ("D Shares")


5.      Issued share capital:            (pound)4,113,596.50 divided into :

                                         719,424 A Shares

                                         53,401 B Shares

                                         2,227,181 C Shares

                                         2,227,181 D Shares


6.      Directors:                       Paul Richard Gregg, Anita Kim Gregg, David Charles
                                         Rogers, Samuel John Shrouder, David Clifford Gregg
                                         and John Francis Jarvis

7.      Secretary:                       David Charles Rogers

8.      Accounting Reference Date:       30 November

9.      Auditors:                        Smith Partnership and Ernst & Young

                                          SCHEDULE 3
                                       THE SUBSIDIARIES


1.         Name of Subsidiary:                  Apollo Dominion Investments Limited
2.         Registered Number:                   01623438
3.         Date and place of Incorporation:     19/03/1982, England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           03/12
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure Group Limited 1
           identity of beneficial owners:       Apollo Leisure (UK) & P R Gregg 99


1.         Name of Subsidiary:                  Apollo Leisure (U.K.) Limited
2.         Registered Number:                   01444368
3.         Date and place of Incorporation:     17/08/1979 England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                M. Adamson, S.C. Lavelle, N.D. Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           03/12
9.         Authorised Share Capital:            100 ordinary shares of(pound)1 each
10.        Issued Share Capital:                100 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Apollo Leisure Group Limited 100
           identity of beneficial owners:


1.         Name of Subsidiary:                  Apollo Lyceum London Limited
2.         Registered Number:                   2898096
3.         Date and place of Incorporation:     15/02/1994 England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                N.D. Brewster, S.C. Lavelle
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100 ordinary shares of(pound)1 each
10.        Issued Share Capital:                2 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited
           identity of beneficial owners:       2


                                       54


1.         Name of Subsidiary:                  Cardiff International Arena Limited
2.         Registered Number:                   03014566
3.         Date and place of Incorporation:     26/01/1995, England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.C. Lavelle
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                2 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited
           identity of beneficial owners:       2


1.         Name of Subsidiary:                  Cardiff World Trade Centre Limited
2.         Registered Number:                   02965830
3.         Date and place of Incorporation:     07/09/94, England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.C. Lavelle
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                2 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited  2
           identity of beneficial owners:


1.         Name of Subsidiary:                  Apollo Theatre Productions Limited
2.         Registered Number:                   1544438
3.         Date and place of Incorporation:     10/02/1981 England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young,
8.         Accounting Reference Date:           03/12
9.         Authorised Share Capital:            100 ordinary shares of(pound)1 each
10.        Issued Share Capital:                100 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited 99
           identity of beneficial owners:       Apollo Leisure Group Limited 1


1.         Name of Subsidiary:                  Apollo Theatre (Victoria) Limited
2.         Registered Number:                   01481278
3.         Date and place of Incorporation:     25/02/1980  England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ


                                       55


5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           03/12
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited 99
           identity of beneficial owners:       Apollo Leisure Group Limited 1


1.         Name of Subsidiary:                  Dragon Advertising Limited
2.         Registered Number:                   02655969
3.         Date and place of Incorporation:     21/10/91 England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            None
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100,000 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure Group Limited 75
           identity of beneficial owners:       Exors G L Watts 15
                                                S M B Watts 10


1.         Name of Subsidiary:                  Manchester Theatres Limited
2          Registered Number:                   01889935
3.         Date and place of Incorporation:     26/02/85  England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder and
                                                N D Brewster
6.         Secretary:                           D.C. Rogers



                                       56


7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100 ordinary shares of(pound)1 each
10.        Issued Share Capital:                100 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited    99
           identity of beneficial owners:       Apollo Leisure Group Limited 1


1.         Name of Subsidiary:                  Tatton Cinemas (Gatley) Limited
2.         Registered Number:                   0324687
3.         Date and place of Incorporation:     25/02/1937, England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           D.C. Rogers, S.J. Shrouder
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            18,000 ordinary shares of(pound)1 each
10.        Issued Share Capital:                18,000 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Manchester Theatres Limited 17,999
           identity of beneficial owners:       Apollo Leisure (UK) Limited 1


1.         Name of Subsidiary:                  World Trade Centre Wales Limited
2.         Registered Number:                   01340618
3.         Date and place of Incorporation:     25/11/1977, England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited   99
           identity of beneficial owners:       Apollo Leisure Group Limited 1


1.         Name of Subsidiary:                  Tickets London Limited
2.         Registered Number:                   2846049
3.         Date and place of Incorporation:     19/08/1993   England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                N.D. Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            1,000 ordinary shares of(pound)1 each
10.        Issued Share Capital:                150 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited   100
           identity of beneficial owners:       Tickets International Limited   50


1.         Name of Subsidiary:                  Tickets North Limited
2.         Registered Number:                   2628279
3.         Date and place of Incorporation:     10/07/1991 England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                N.D.Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            1,000,000 ordinary shares of(pound)1 each



                                       57


10.        Issued Share Capital:                2 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Apollo Leisure Group Limited     1
           identity of beneficial owners:       Apollo Leisure (UK) Limited      1


1.         Name of Subsidiary:                  Fitzers Limited
2.         Registered Number:                   02461451
3.         Date and place of Incorporation:     19/01/1990. England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside,
                                                Manchester, M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                P.J. Fitzpatrick, F.G. Fitzpatrick, D.
                                                Barker
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            None
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            50 A ordinary shares and 50 B ordinary
                                                shares each of(pound)1
10.        Issued Share Capital:                50 A ordinary shares and 50 B ordinary
                                                shares each of(pound)1
11.        Registered Shareholders and          Apollo Leisure (UK) Limited 50 identity
           of beneficial owners:                P J Fitzpatrick 50


1.         Name of Subsidiary:                  Hutchinson Leisure Group of Companies Limited
2.         Registered Number:                   00565365
3.         Date and place of Incorporation:     28/04/1956, England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D.
                                                Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            1,000,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100,000 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Limited 100,000
           identity of beneficial owners:


1.         Name of Subsidiary:                  Hutchinson Cinemas (North Wales) Limited
2.         Registered Number:                   00964627
3.         Date and place of Incorporation:     23/10/1969  England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D.
                                                Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11



                                       58


9.         Authorised Share Capital:            1,000 ordinary shares of(pound)1 each
10.        Issued Share Capital:                1,000 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Hutchinson Leisure Group of
           identity of beneficial owners:       Companies Limited   998
                                                D J Hutchinson                 1
                                                D J Hutchinson and Hutchinson Leisure Group
                                                of Companies Limited              1


1.         Name of Subsidiary:                  Hutchinson Cinemas (Properties) Limited
2.         Registered Number:                   738149
3.         Date and place of Incorporation:     18/10/1962 England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D.
                                                Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            5,000 ordinary shares of(pound)1 each
10.        Issued Share Capital:                1,000 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Hutchinson Leisure Group
           identity of beneficial owners:       of Companies Limited    999
                                                D J Hutchinson and Hutchinson Leisure
                                                Group of Companies Limited  1


1.         Name of Subsidiary:                  Hutchinson Leisure Limited
2.         Registered Number:                   1076410
3.         Date and place of Incorporation:     12/101972  England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder, N.D.
                                                Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            50,000 ordinary shares of 10p each
10.        Issued Share Capital:                20 ordinary shares of 10p each
11.        Registered Shareholders and          Hutchinson Leisure Group
           identity of beneficial owners:       of Companies Limited      19
                                                D J Hutchinson and Hutchinson Leisure
                                                Group of Companies Limited    1


1.         Name of Subsidiary:                  The Wigan Entertainments Company Limited
2.         Registered Number:                   0111659
3.         Date and place of Incorporation:     08/09/1910, England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                N.D. Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            None
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            42,000 ordinary shares of(pound)1 each
10.        Issued Share Capital:                30,285 ordinary shares of(pound)1 each
11.        Registered Shareholders and          Hutchinson Leisure Limited        30,284
           identity of beneficial owners:       DJ Hutchinson and Hutchinson Leisure
                                                Limited                  1


1.         Name of Subsidiary:                  Unit Four Cinemas Limited
2.         Registered Number:                   0841717
3.         Date and place of Incorporation:     19/03/1965  England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT


                                       59


5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
                                                N.D. Brewster
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            None
8.         Accounting Reference Date:           02/12
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Hutchinson Leisure Group of Companies
           identity of beneficial owners:       Limited    99
                                                Apollo Leisure (UK) Limited   1


1.         Name of Subsidiary:                  Unit Four Cinemas (Accrington) Limited
2.         Registered Number:                   1559426
3.         Date and place of Incorporation:     05/05/1981 England and Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside,
                                                Manchester, M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder,
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            None
8.         Accounting Reference Date:           02/12
9.         Authorised Share Capital:            1,500 ordinary shares of (pound)1 each
10.        Issued Share Capital:                1,500 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Hutchinson Leisure Group of
           Identity of beneficial owners:       Companies Limited        1,500


1.         Name of Subsidiary:                  Unit Four Cinemas (Wigan) Limited
2.         Registered Number:                   928375
3.         Date and place of Incorporation:     06/03/1968  England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder



                                       60


6.         Secretary:                           D.C. Rogers
7.         Auditors:                            None
8.         Accounting Reference Date:           02/12
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Unit Four Cinemas Limited  99
           identity of beneficial owners        Hutchinson Leisure Group of Companies
                                                Limited   1


1.         Name of Subsidiary:                  Unit Four Cinemas (Walkden) Limited
2.         Registered Number:                   0787110
3.         Date and place of Incorporation:     07/10/1964  England & Wales
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester,
                                                M3 5FT
5.         Directors:                           P.R. Gregg, D.C. Rogers, S.J. Shrouder
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            None
8.         Accounting Reference Date:           02/12
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Unit Four Cinemas Limited  99
           identity of beneficial owners:       Hutchinson Leisure Group of Companies
                                                Limited    1


1.         Name of Subsidiary:                  Barry Clayman Concerts Limited
2.         Registered Number:                   01996525
3.         Date and place of Incorporation:     06/03/1986  England & Wales
4.         Address of Registered Office:        144 Wigmore Street, London, W1H 9FF
5.         Directors:                           Barry Clayman
6.         Secretary:                           Linda Clayman
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Barry Clayman    50
           identity of beneficial owners:       Apollo Leisure Group Limited 50


1.         Name of Subsidiary:                  Barry Clayman Productions Limited
2.         Registered Number:                   02405548
3.         Date and place of Incorporation:     18/07/1989 England & Wales
4.         Address of Registered Office:        144 Wigmore Street, London, W1H 9FF
5.         Directors:                           Barry Clayman, D.C. Rogers, P.R. Gregg
6.         Secretary:                           D.C. Rogers
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100(pound)1 ordinary shares
                                                249,900 (pound)1 Deferred Ordinary Shares


                                       61


10.        Issued Share Capital:                16 (pound)1 ordinary shares
                                                160,000 (pound)1 Deferred Ordinary Shares
11.        Registered Shareholders and          Barry Clayman Concerts Limited 15
           identity of beneficial owners:       David Alan Ballinger   160,000
                                                Barry Clayman Corporation Limited  1


1.         Name of Subsidiary:                  Barry Clayman Concerts (London) Limited
2.         Registered Number:                   02177553
3.         Date and place of Incorporation:     13/10/1987  England & Wales
4.         Address of Registered Office:        144 Wigmore Street, London, W1H 9FF
5.         Directors:                           Barry Clayman, Linda Clayman
6.         Secretary:                           Linda Clayman
7.         Auditors:                            None
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            100,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                1,000 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Barry Clayman Concerts Limited  1,000
           identity of beneficial owners:


1.         Name of Subsidiary:                  Street Promotions (Europe) Limited
2.         Registered Number:                   2721990
3.         Date and place of Incorporation:     10/06/1992  England and Wales
4.         Address of Registered Office:        144 Wigmore Street, London, W1H 9FF
5.         Directors:                           Barry Clayman
6.         Secretary:                           Linda Clayman
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            1,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Barry Clayman Concerts Limited 100
           identity of beneficial owners:


1.         Name of Subsidiary:                  Point Exhibition Company Limited
2.         Registered Number:                   128549
3.         Date and place of Incorporation:     29/01/1988
4.         Address of Registered Office:        The Point Depot, North Wall Quay, Dublin 1
5.         Directors:                           Paul Gregg, Mike Adamson, Brenda Fox, Harry
                                                Crosbie and Simon Crosbie
6.         Secretary:                           Brenda Fox
7.         Auditors:                            KPMG
8.         Accounting Reference Date:           28 November
9.         Authorised Share Capital:            9,900,000 ordinary shares of(pound)1 each
                                                100,000 A ordinary shares
                                                12,550,000 7% Redeemable Cumulative
                                                Preference Shares
                                                500,000 7% Redeemable Cumulative Second
                                                Preference Shares


                                       62



10.        Issued Share Capital:                500,000 ordinary shares of(pound)1 each
                                                30,000 A ordinary shares of(pound)1 each
                                                2,800,000 7% Redeemable Cumulative
                                                Preference Shares
                                                500,000 7% Redeemable Cumulative Second
                                                Preference Shares
11.        Registered Shareholders and          Apollo UK Limited, 250,000 ordinary shares
           identity of beneficial owners:       of (pound)1
                                                Harry Crosbie, 249,999 ordinary
                                                shares of (pound)1 each Simon
                                                Crosbie, 1 ordinary share of
                                                (pound)1 Point Presentations
                                                Limited, 30,000 `A' ordinary
                                                shares of (pound)1 each Apollo
                                                UK Limited, 1,025,000 7%
                                                Redeemable Cumulative Preference
                                                Shares of (pound)1 Harry
                                                Crosbie, 1,400,000 7% Redeemable
                                                Cumulative Preference Shares of
                                                (pound)1 Apollo UK Limited,
                                                250,000 7% Redeemable Cumulative
                                                Second Preference Shares (2nd)
                                                of (pound)1 each Point
                                                Presentations Limited, 250,000
                                                7% Redeemable Cumulative Second
                                                Preference Shares (2nd) of
                                                (pound)1 each



1.         Name of Subsidiary:                  CCL Leisure Limited (was City Centre
                                                Leisure (Holdings) Limited until 06/08/1998)
2.         Registered Number:                   02227126
3.         Date and place of Incorporation:     03/03/1988 England & Wales
4.         Address of Registered Office:        Carolyn House, Dingwall Road, Croydon,
                                                Surrey CR0 9XF
5.         Directors:                           R M Bottomley, N D Brewster, K R Milsom, C
                                                A Morgan, D C Rogers and I E Warren.
6.         Secretary:                           K R Milsom
7.         Auditors:
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            56,750(pound)1 ordinary shares divided into
                                                28,430(pound)1 A ordinary shares and 28,320(pound)1 B
                                                ordinary shares
10.        Issued Share Capital:                28,430(pound)1 A ordinary shares
                                                28,320(pound)1 B ordinary shares
11.        Registered Shareholders and Apollo Leisure (UK) Limited 28,430 A
           identity of beneficial owners: ordinary shares
                                                K Milsom 4,885 B ordinary shares
                                                L Milsom 1,884 B ordinary shares
                                                P Reid 1,416 B ordinary shares
                                                Walbrook Trustees (Jersey)
                                                Limited 15,710 B ordinary shares
                                                I Warren 1,416 B ordinary shares


                                       63



1.         Name of Subsidiary:                  City Centre Leisure (London) Limited
2.         Registered Number:                   02678878
3.         Date and place of Incorporation:     17/01/1992 England & Wales
4.         Address of Registered Office:        Carolyn House, Dingwall Road, Croydon,
                                                Surrey CR0 9XF
5.         Directors:                           R M Bottomley, P J Reid, I E Warren, K R
                                                Milsom
6.         Secretary:
7.         Auditors:
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            5,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                1,000 ordinary shares of (pound)1 each
11.        Registered Shareholders and          City Centre Leisure Limited 1,000
           identity of beneficial owners:


1.         Name of Subsidiary:                  City Centre Leisure (Meridian) Limited
2.         Registered Number:                   02700627
3.         Date and place of Incorporation:     25/03/1992 England & Wales
4.         Address of Registered Office:        Carolyn House, Dingwall Road, Croydon,
                                                Surrey CR0 9XF
5.         Directors:                           R M Bottomley, D G Swinburn
6.         Secretary:                           K R Milsom
7.         Auditors:
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            5,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          City Centre Leisure Limited 100
           identity of beneficial owners:


1.         Name of Subsidiary:                  City Centre Leisure (Severn) Limited
2.         Registered Number:                   02678884
3.         Date and place of Incorporation:     17/01/1992 England & Wales
4.         Address of Registered Office:        Carolyn House, Dingwall Road, Croydon,
                                                Surrey CR0 9XF
5.         Directors:                           R M Bottomley
6.         Secretary:                           K R Milsom
7.         Auditors:
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            5,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          City Centre Leisure Limited 100
           identity of beneficial owners:


                                       64


1.         Name of Subsidiary:                  City Centre Leisure (Weald) Limited
2.         Registered Number:                   02678879
3.         Date and place of Incorporation:     17/01/1992 England & Wales
4.         Address of Registered Office:        Carolyn House, Dingwall Road, Croydon,
                                                Surrey CR0 9XF
5.         Directors:                           R M Bottomley, P J Reid, K Warren
6.         Secretary:                           K R Milsom
7.         Auditors:
8.         Accounting Reference Date:           30/11
9.         Authorised Share Capital:            1,000 ordinary shares of (pound)1 each
10.        Issued Share Capital:                1,000 ordinary shares of (pound)1 each
11.        Registered Shareholders and          City Centre Leisure Limited 1,000
           identity of beneficial owners:


1.         Name of Subsidiary:                  Gold Diggers Limited
2.         Registered Number:                   2484888
3.         Date and place of Incorporation:     26.03.90, England & Wales (as Showclip
                                                Limited)
4.         Address of Registered Office:        3 Ralli Courts, West Riverside, Manchester.
5.         Directors:                           P.R. Gregg
6.         Secretary:                           Linda Clayman
7.         Auditors:                            Smith Partnership and Ernst & Young
8.         Accounting Reference Date:           31/08
9.         Authorised Share Capital:            1000 Ordinary shares of(pound)1 each
10.        Issued Share Capital:                2 Ordinary shares of(pound)1 each
11.        Registered Shareholders and          Barry Clayman Concerts Limited  1
           identity of beneficial owners:       Barry Clayman Corporation Limited  1


1.         Name of Subsidiary:                  Point Presentations Limited
2.         Registered Number:                   14377
3.         Date and place of Incorporation:     16/04/1989, Ireland
4.         Address of Registered Office:        The Point Depot, North Wall Quay, Dublin 1
5.         Directors:                           Paul Gregg, Mike Adamson, Breda Fox, Harry
                                                Crosbie and Simon Crosbie
6.         Secretary:                           Breda Fox
7.         Auditors:                            KPMG
8.         Accounting Reference Date:           28 November
9.         Authorised Share Capital:            100 ordinary shares of IR(pound)1 each
10.        Issued Share Capital:                2 ordinary shares of IR(pound)1 each
11.        Registered Shareholders and          Point Exhibition Company Limited
           identity of beneficial owners:


1.         Name of Subsidiary:                  Point Promotions Limited
2.         Registered Number:                   172291
3.         Date and place of Incorporation:     09/04/1991
4.         Address of Registered Office:        The Point Depot, North Wall Quay, Dublin 1



                                       65


5.         Directors:                           Paul Gregg, Mike Adamson, Breda Fox, Harry
                                                Crosbie and Simon Crosbie
6.         Secretary:                           Breda Fox
7.         Auditors:                            KPMG
8.         Accounting Reference Date:           28 November
9.         Authorised Share Capital:            100 ordinary shares of IR(pound)1 each
10.        Issued Share Capital:                2 ordinary shares of IR(pound)1 each
11.        Registered Shareholders and          Point Exhibition Company Limited 1
           identity of beneficial owners:       Apollo Leisure Group Limited  1


1.         Name of Subsidiary:                  Apollo Cambridge Theatre
2.         Registered Number:                   1568580
3.         Date and place of Incorporation:     England & Wales
4.         Address of Registered Office:        Grehan House, Garsington Road, Cowley,
                                                Oxford, OX4 5NQ
5.         Directors:                           P R Gregg
6.         Secretary:                           D C Rogers
7.         Auditors
8.         Accounting Reference Date:           03/12
9.         Authorised Share Capital:            100 ordinary shares of (pound)1 each
10.        Issued Share Capital:                100 ordinary shares of (pound)1 each
11.        Registered Shareholders and          Apollo Leisure (UK) Ltd 99
           identity of beneficial owners:       Apollo Leisure Group Limited   1

                                            SCHEDULE 4
                                              PART 1
                                         THE PROPERTIES

-----------------------------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE       DATE &     LANDLORDS    TENANT    SURETY   ANNUAL     NEXT
                                          DETAILS     TERM OF                                     RENTAL     RENT
                                                       LEASE                                                REVIEW
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
-----------------------------------------------------------------------------------------------------------------------
  1     LYCEUM           West End             LH     21.11.88    The          Apollo   None      (pound)  None
        THEATRE, LONDON  Theatre                     150 years   Theatres     Lyceum             10
                                                                 Trust        London             per
                                                                              Limited            annum

-----------------------------------------------------------------------------------------------------------------------
  2     VICTORIA         West End       FH           N/a         N/a          N/a      N/a       N/a      N/a
        THEATRE, LONDON  Theatre


-----------------------------------------------------------------------------------------------------------------------
  3     PLAYHOUSE        Provincial     FH           N/a         N/a          N/a      N/a       N/a      N/a
        THEATRE,         Theatre
        EDINBURGH

-----------------------------------------------------------------------------------------------------------------------
  4     LONDON  APOLLO,  London               LH     24.3.64     Land         Apollo   None      (pound)  25.3.2010
        HAMMERSMITH      Theatre                     125 years   Securities   Leisure            150,000
                                                                 (Ravenseft)  (UK)               per
                                                                              Limited            annum
-----------------------------------------------------------------------------------------------------------------------
  5     HOLLYWOOD        Cinema         FH           N/a         N/a          N/a      N/a       N/a      N/a
        PARK, BURNLEY



-----------------------------------------------------------------------------------------------------------------------
  6     CARDIFF          Concert and          LH     6.7.94 to   City and     Apollo   None      (pound)  6.7.2001
        INTERNATIONAL    Exhibition                  25.12.2131  County of    Leisure            15,000   Agreed
        ARENA            Arena and                               Cardiff      (UK)                        increase
                         Offices                                              Limited                     to
                                                                                                          (pound)
                                                                                                          300,000
                                                                                                          per
                                                                                                          annum
-----------------------------------------------------------------------------------------------------------------------
  7     PALACE           Provincial     FH           N/a         N/a          N/a      N/a       N/a      N/a
        THEATRE,         Theatre
        MANCHESTER

-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------
  NO       PRESENT      OWNER         REMARKS
            USE




-------------------------------------------------------
 1       Theatre     The          Tenant of
         and         Theatres     restaurant is
         Restaurant  Trust        Groupe Chez
                                  Gerrard
                                  Restaurants Plc
-------------------------------------------------------
  2      Theatre     Apollo
                     Leisure
                     (UK)
                     Limited
-------------------------------------------------------
  3      Theatre     Apollo
                     Leisure
                     (UK)
                     Limited
-------------------------------------------------------
  4      Theatre     Ravenseft
                     Properties
                     Limited

-------------------------------------------------------
  5      9 Screen    Apollo       Tenant of
         Multiplex   Leisure      restaurant is
         Cinema      (UK)         Ind Coope
         and         Limited      (Oxford and
         Restaurant               West) Limited
-------------------------------------------------------
  6      Arena and   City and     BT and various
         Offices     County of    other tenants
                     Cardiff      have short term
                                  lets on offices




-------------------------------------------------------
  7      Theatre     Apollo       999 year lease
                     Leisure      on stage
                     (UK)         extension from
                     Limited      22.12.80
-------------------------------------------------------

                                          SCHEDULE 4
                                   PART 1 - THE PROPERTIES

-------------------------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE       DATE &     LANDLORDS    TENANT    SURETY   ANNUAL     NEXT
                                          DETAILS     TERM OF                                     RENTAL     RENT
                                                       LEASE                                                REVIEW
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
-------------------------------------------------------------------------------------------------------------------
 8      OPERA HOUSE,     Provincial     FH           N/a         N/a          N/a      N/a       N/a      N/a
        MANCHESTER       Theatre


-------------------------------------------------------------------------------------------------------------------
  9     BRISTOL          Provincial     FH           N/a         N/a          N/a      N/a       N/a      N/a
        HIPPODROME,      Theatre
        BRISTOL
-------------------------------------------------------------------------------------------------------------------
  10    SOUTHPORT        Provincial           LH     12 years    Sefton       Apollo   None      Pepper-  N/a
        THEATRE AND      Theatre and                 from        Metropolitan Leisure            corn
        FLORAL HALL      Exhibition                  1.4.96      Borough      (UK)
        COMPLEX,         Hall                                    Council      Limited
        SOUTHPORT
-------------------------------------------------------------------------------------------------------------------
  11    APOLLO BINGO,    Bingo Hall     FH           N/a         N/a          N/a      N/a       N/a      N/a
        RHYL


-------------------------------------------------------------------------------------------------------------------
  12    APOLLO CINEMA,   Cinema               LH     25 years    Denbighshire Apollo   N/a       (pound)  None
        RHYL                                         from        County       Leisure            27,500 + Rent
                                                     29.9.95     Council      (UK)               RPI +    linked
                                                                 (formerly    Limited            profit   to RPI
                                                                 Rhuddlan                        share
                                                                 Borough
                                                                 Council)
-------------------------------------------------------------------------------------------------------------------
  13    APOLLO           Provincial     FH           N/a         N/a          N/a      N/a       N/a      N/a
        THEATRE,         Theatre /
        MANCHESTER       Music Venue

-------------------------------------------------------------------------------------------------------------------
  14    APOLLO CINEMA,   Cinema         FH           N/a         N/a          N/a      N/a       N/a      N/a
        LEAMINGTON SPA


-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------
  NO      PRESENT      OWNER         REMARKS
           USE




-------------------------------------------------------
 8      Theatre     Apollo
                    Leisure
                    (UK)
                    Limited
-------------------------------------------------------
  9     Theatre     1. Apollo
                    Leisure
                    (UK)
                    Limited
                    (10 + 10a St
                    Augustines
                    Parade)
                    2. Apollo
                    Cambridge
                    Theatre
                    Limited
                    (main
                    Theatre)
-------------------------------------------------------
  10    Theatre     Sefton MBC
        and
        Exhibition
        Hall

-------------------------------------------------------
  11    Bingo Club  Hutchinson   4 lock up shops
                    Cinemas
                    (Property)
                    Limited
-------------------------------------------------------
  12    5 Screen    Denbighshire
        Multiplex   County
                    Council




-------------------------------------------------------
  13    Theatre     Apollo       1 vacant  former
                    Leisure      night club
                    (UK)
                    Limited
-------------------------------------------------------
  14    4 Screen    Hutchinson
        Cinema      Cinemas
                    (Properties)
                    Limited
-------------------------------------------------------

                                                      SCHEDULE 4
                                              PART 1 - THE PROPERTIES


----------------------------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE       DATE &     LANDLORDS    TENANT    SURETY   ANNUAL     NEXT
                                          DETAILS     TERM OF                                     RENTAL     RENT
                                                       LEASE                                                REVIEW
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
----------------------------------------------------------------------------------------------------------------------
 15     APOLLO CINEMA,   Cinema         FH           N/a         N/a          N/a      N/a       N/a      N/a
        BLACKBURN


----------------------------------------------------------------------------------------------------------------------
  16    ALEXANDRA        Provincial           LH     20 years    City of      Apollo   None      Premium  1.1.2000
        THEATRE,         Theatre                     from        Birmingham   Leisure            of       Agreed
        BIRMINGHAM                                   21.2.94                  (UK)              (pound)   rent
                                                                              Limited            250,000, increase
                                                                                                 then     (pound)
                                                                                                 pepper   50,000
                                                                                                 -corn
                                                                                                 to
                                                                                                 31.12.99
----------------------------------------------------------------------------------------------------------------------
  17    APOLLO CINEMA,   Cinema         FH           N/a         N/a          N/a      N/a       N/a      N/a
        WALLASEY



----------------------------------------------------------------------------------------------------------------------
  18    APOLLO           Provincial           LH     75 years    City of      Apollo   None      (pound)  No
        THEATRE, OXFORD  Theatre                     from        Oxford       Leisure            600      review
                                                     25.12.32                 (UK)
                                                                              Limited
----------------------------------------------------------------------------------------------------------------------
  19    THE POINT,       Concert and    FH           N/a         N/a          N/a      N/a       N/a      N/a
        DUBLIN           Exhibition
                         Arena

----------------------------------------------------------------------------------------------------------------------
  20    DOMINION         West End             LH     125 years   Land         Neder-             (pound)  25.3.2010
        THEATRE, LONDON  Theatre                     less        Securities   lander             296,153
                                                     10 days,    (Ravenseft)  Dominion
                                                     from        (freeholder) Limited
                                                     25.3.64     Butlins
                                                                 Limited
                                                                 (head
                                                                 leaseholder)

----------------------------------------------------------------------------------------------------------------------
  21    APOLLO CINEMA,   Cinema               LH     999 years   Lancaster    Hutchin- None      Pepper-  None
        MORECAMBE                                    from        City         son                corn
                                                     1.2.96      Council      Leisure
                                                                              Group of
                                                                              Companies
                                                                              Limited
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------
  NO       PRESENT       OWNER         REMARKS
             USE





-------------------------------------------------------
 15      5 Screen    Hutchinson   1 tenanted
         Cinema      Cinemas      restaurant and
                     (Properties) 1 vacant shop
                     Limited
-------------------------------------------------------
  16     Theatre     City of
                     Birmingham







-------------------------------------------------------
  17     6 Screen    Hutchinson
         Cinema      Leisure
                     Group of
                     Companies
                     Limited
-------------------------------------------------------
  18     Theatre,    City of
         Nightclub   Oxford
         and Shop

-------------------------------------------------------
  19     Concert     Point        50% Apollo
         and Arena   Exhibition   Leisure Group
                     Co Limited   50% Harry
                                  Crosbie
-------------------------------------------------------
  20     Theatre,    Apollo
         Shops and   Dominion
         Offices     Investments
                     Limited
                     have
                     33 1/3rd %
                     interest
                     in the
                     Theatre
-------------------------------------------------------
  21     4 Screen    Lancaster
         Cinema      City
                     Council



-------------------------------------------------------

                                                         SCHEDULE 4
                                                  PART 1 - THE PROPERTIES

-------------------------------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE       DATE &     LANDLORDS   TENANT    SURETY    ANNUAL       NEXT
                                          DETAILS     TERM OF                                     RENTAL       RENT
                                                       LEASE                                                  REVIEW
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
-------------------------------------------------------------------------------------------------------------------------
  22    GRAND OPERA      Provincial     FH           N/a         N/a          N/a      N/a       N/a        N/a
        HOUSE, YORK      Theatre


-------------------------------------------------------------------------------------------------------------------------
  23    GREHAN HOUSE,    Head Office          LH     21 years    Apollo       Apollo   None      (pound)    25.9.99
        OXFORD           and Finance                 from        Leisure      Leisure            87,000     Agents
                         Department                  25.9.94     Pension      (UK)                          recommend
                                                                 Scheme       Limited                       increase
                                                                                                            to
                                                                                                            (pound)
                                                                                                            145,000
-------------------------------------------------------------------------------------------------------------------------
  24    EMPIRE           Provincial           LH     124 years   Liverpool    Apollo   N/a       Pepper-    N/a
        THEATRE,         Theatre                     + 340 days  City         Leisure            corn
        LIVERPOOL                                    from        Council /    (UK)
                                                     completion  Empire       Limited
                                                     of          Theatre
                                                     Agreement   (Merseyside)
                                                     to Lease    Trust
                                                                 Limited
-------------------------------------------------------------------------------------------------------------------------
  25    OLD FIRE         Studio               LH     9.4.91 to   City of      Apollo             Profit     N/a
        STATION, OXFORD  Theatre and                 29.9.2009   Oxford       Leisure            related
                         Cafe Bar                                             (UK)
                                                                              Limited


-------------------------------------------------------------------------------------------------------------------------
  26    LEAS CLIFF       Provincial           LH     16.9.96     District     Apollo   None      Pepper-    n/ a
        HALL,            Theatre                     to          Council  of  Leisure            corn
        FOLKESTONE                                   31.1.2000   Shepway      (UK)
                                                                              Limited

-------------------------------------------------------------------------------------------------------------------------
  27    PRINCESS         Princess             LH     60 years    Borough of   Apollo   None      Pepper-    None
        THEATRE, TORBAY  Theatre                     from        Torbay       Leisure            corn
                                                     17.11.98                 (UK)
                                                                              Limited
-------------------------------------------------------------------------------------------------------------------------
  28    HOLLYWOOD        Multiplex            LH     New Lease   Borough  of  Apollo   None      Pepper-    From
        PARK, TORBAY     Cinema                      will be     Torbay       Leisure            corn       1.12.2010
                         (currently                  from                     (UK)               until      (pound)
                         under                       20 days                  Limited            30.11.201  50,000 pa
                         construction)               after                                                  5-yearly
                                                     Practical                                              reviews
                                                     Completion,                                            RPI
                                                     for
                                                     60 years
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
  NO        PRESENT        OWNER         REMARKS
              USE




------------------------------------------------------------
 22       Theatre      Apollo
                       Leisure
                       (UK)
                       Limited
------------------------------------------------------------
  23      Office       Apollo
                       Leisure
                       Pension
                       Scheme



------------------------------------------------------------
  24      Theatre      Liverpool
                       City
                       Council





------------------------------------------------------------
  25      Theatre      City of      Proposed scheme
          and Cafe     Oxford       to
          Bar                       substantially
                                    refurbish
                                    building linked
                                    to new Lease
------------------------------------------------------------
  26      Theatre      District     New
                       Council of   refurbishment
                       Shepway      scheme linked
                                    to Management
                                    Contract
------------------------------------------------------------
  27      Theatre      Borough of
                       Torbay


------------------------------------------------------------
  28      Cinema       Borough of
          under        Torbay
          construction


------------------------------------------------------------

                                                        SCHEDULE 4
                                                 PART 1 - THE PROPERTIES

--------------------------------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE          DATE &     LANDLORDS    TENANT        SURETY   ANNUAL    NEXT
                                          DETAILS        TERM OF                                         RENTAL    RENT
                                                          LEASE                                                   REVIEW
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
--------------------------------------------------------------------------------------------------------------------------
 29     APOLLO CINEMA    3 Screen       FH              N/a         N/a          N/a          N/a       N/a      N/a
        AND BINGO,       Cinema and
        CREWE            Bingo Club

--------------------------------------------------------------------------------------------------------------------------
  30    HOLLYWOOD        6 Screen             LH        125         Neath Port   Apollo       N/a       (pound)  N/a
        PARK, PORT       Cinema                         years       Talbot       Leisure                15,625
        TALBOT                                          from        County       (UK)                   for
                                                        30.11.98    Borough      Limited                first
                                                                    Council                             10
                                                                                                        years
                                                                                                        (pound)1
                                                                                                        thereafter
--------------------------------------------------------------------------------------------------------------------------
  31    PALLADIUM        Bingo Hall           LH        Lease       Mostyn       Hutchinson   N/a      (pound)   N/a
        CINEMA AND       and Cinema                     ending      Estates      Cinemas               35
        BINGO,                                          2913                     (Properties)
        LLANDUDNO                                                                Limited

--------------------------------------------------------------------------------------------------------------------------
  32    PRINCE OF        21 Bedroom     FH              N/a         N/a          N/a          N/a       N/a      N/a
        WALES HOTEL,     Hotel
        CAERNARFON

--------------------------------------------------------------------------------------------------------------------------
  33    DELIBERATELY
        LEFT BLANK


--------------------------------------------------------------------------------------------------------------------------
  34    UNIT 4 CINEMA,   Vacant Cinema  FH              N/a         N/a          N/a          N/a       N/a      N/a
        BRIERFIELD


--------------------------------------------------------------------------------------------------------------------------
  35    PORT TALBOT      Warehouse            LH        999 years   Scotts       Apollo       N/a       Pepper-  N/a
        STORE, PORT                                     from                     Leisure                corn
        TALBOT                                          14.8.89                  (UK)
                                                                                 Limited
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
  NO       PRESENT       OWNER         REMARKS
             USE




------------------------------------------------------
 29      Cinema      Hutchinson
         and Bingo   Cinemas
         Club        (Properties)
                     Limited
------------------------------------------------------
 30      Multiplex   Neath Port
         Cinema      Talbot
         and         County
         Development Borough
         Site        Council



------------------------------------------------------
 31      Bingo       Hutchinson   7 tenanted shops
         Hall and    Cinemas
         Cinema      (Properties)
                     Limited

------------------------------------------------------
 32      Hotel      Hutchinson
                     Cinemas
                     (Properties)
                     Limited
------------------------------------------------------
 33



------------------------------------------------------
 34      Vacant      Hutchinson
         Cinema      Group of
                     Companies
                     Limited
------------------------------------------------------
 35      Warehouse   Apollo       Agreed sale of
                     Leisure      warehouse and
                     (UK)         land for
                     Limited      (pound)296,000
------------------------------------------------------

                                                       SCHEDULE 4
                                                PART 1 - THE PROPERTIES

--------------------------------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE       DATE &     LANDLORDS   TENANT       SURETY    ANNUAL    NEXT
                                          DETAILS     TERM OF                                        RENTAL    RENT
                                                       LEASE                                                  REVIEW
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
--------------------------------------------------------------------------------------------------------------------------
 36     ASTRA CINEMA,    4 Screen       FH           N/a         N/a          N/a         N/a        N/a       N/a
        BARROW           Cinema



--------------------------------------------------------------------------------------------------------------------------
 37    PLAZA BINGO,      Bingo Club     FH           N/a         N/a          N/a         N/a        N/a       N/a
        WIDNES



--------------------------------------------------------------------------------------------------------------------------
  38    PALLADIUM        Bingo Club     FH           N/a         N/a          N/a         N/a        N/a       N/a
        BINGO,
        BLACKPOOL


--------------------------------------------------------------------------------------------------------------------------
  39    TATTON CINEMA,   3 Screen       FH           N/a         N/a          N/a         N/a        N/a       N/a
        GATLEY           Cinema


--------------------------------------------------------------------------------------------------------------------------
  40    HEN &            Public House         LH     10 years    Ind Coope    Apollo      N/a        (pound)   None
        CHICKENS,                                    from        (Oxford      Leisure                80,000
        BIRMINGHAM                                   14.9.92     and West)    (UK)
                                                                 Limited      Limited

--------------------------------------------------------------------------------------------------------------------------
  41    PALACE BINGO,    Bingo Hall           LH     21 years    Warrington   Hutchinson  N/a        (pound)   N/a
        WARRINGTON                                   from        Borough      Cinemas                12,000
                                                     1.1.78      Council      (Properties)
                                                                              Limited

--------------------------------------------------------------------------------------------------------------------------
  42    UNIT 4 CINEMA,   4 Screen             LH     21 years    Liverpool    Unit 4      David      (pound)   15.1.2001
        WALKDEN          Cinema                      from        and          Cinemas     Tattersall 17,000
                                                     13.1.86     Lancashire   Limited     and
                                                                 Properties               Joyce
                                                                 Limited                  Tattersall
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------
  NO     PRESENT     OWNER         REMARKS
         USE




----------------------------------------------------
  36     Vacant      Hutchinson   Cinema and 4
         former      Cinemas      shops currently
         Cinema      (Properties) for sale
                     Limited

----------------------------------------------------
  37     P Vacant    Hutchinson   Currently for
         Bingo Hall  Cinemas      sale
                     (Properties)
                     Limited

----------------------------------------------------
  38     Bingo Hall  Hutchinson
                     Group of
                     Companies
                     Limited

----------------------------------------------------
  39     Cinema      Hutchinson
                     Group of
                     Companies
                     Limited
----------------------------------------------------
  40     Public      Ind Coope
         House/      (Oxford
         Nightclub   and West)
                     Limited

----------------------------------------------------
  41     Vacant      Warrington   Ongoing
         Bingo Hall  Borough      negotiations
                     Council      with Council
                                  regarding
                                  alternative uses
----------------------------------------------------
  42     Cinema      Liverpool
                     and
                     Lancashire
                     Properties
                     Limited
----------------------------------------------------

                                             SCHEDULE 4
                                       PART 1 - THE PROPERTIES

--------------------------------------------------------------------------------------------------------------
  NO     PROPERTY         DESCRIPTION     TENURE       DATE &     LANDLORDS   TENANT        SURETY   ANNUAL
                                          DETAILS     TERM OF                                        RENTAL
                                                       LEASE
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
--------------------------------------------------------------------------------------------------------------
  43     PLAZA CINEMA &   2 Screen       FH           N/a         N/a          N/a          N/a      N/a
         BINGO, BANGOR    Cinema and
                          Vacant Bingo
                          Club

--------------------------------------------------------------------------------------------------------------
  44     APOLLO  CINEMA,  3 Screen             LH     Long        Budget       Hutchinson   N/a      (pound)
         STAFFORD         Cinema                      leasehold   Howarth      Cinemas               400
                                                      into                     (Properties)
                                                      perpetuity               Limited

--------------------------------------------------------------------------------------------------------------
  45     HOLLYWOOD        6 Screen             LH     25 years    Positive     Apollo       N/a      (pound)
         PARK, BARROW     Cinema                      from        Location     Leisure               59,500
                                                      25.12.98    Properties   (UK)
                                                                  Limited      Limited

--------------------------------------------------------------------------------------------------------------
  46     EMPIRE BINGO,    Bingo Club                  N/a         N/a          N/a          N/a      N/a
         CAERNARFON


--------------------------------------------------------------------------------------------------------------
  47     COPPULL          Regional             LH     3 years     Palatine     Apollo       N/a      (pound)
         OFFICES,         Office                      from        Developments Leisure               18,350
         COPPULL,                                     1.3.99      Limited      (UK)
         CHORLEY                                                               Limited
--------------------------------------------------------------------------------------------------------------
  48     134 WIGMORE      Former
         STREET, LONDON   offices, now
                          vacated at
                          end of lease
--------------------------------------------------------------------------------------------------------------
  49     144 WIGMORE      Offices   for        LH     25 years    Zaison       Apollo       N/a      (pound)
         STREET, LONDON   BCC /  Apollo               from        Investments  Leisure               41,500
                          Productions                 25.12.86    Limited      (UK)
                                                                               Limited

--------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
  NO     NEXT       PRESENT       OWNER         REMARKS
         RENT       USE
         REVIEW



---------------------------------------------------------------
  43     N/a          Cinema/     Hutchinson    3 vacant shops
                      vacant      Cinemas
                      Bingo Club  (Properties)
                                  Limited

---------------------------------------------------------------
  44     N/a          3 Screen    Budget
                      Cinema      Howarth



---------------------------------------------------------------
  45     25.12.2003   6 Screen    Positive
                      Cinema      Location
                                  Properties
                                  Limited

---------------------------------------------------------------
  46     N/a          Bingo Club  Hutchinson
                                  Cinemas
                                  (Properties)
                                   Limited
---------------------------------------------------------------
  47     N/a          Offices     Palatine
                                  Developments
                                  Limited

---------------------------------------------------------------
  48



---------------------------------------------------------------
  49     1.1.2006     Offices     Superior
                                  Lessee
                                  Zaison
                                  Investments
                                  Limited
---------------------------------------------------------------

                                             SCHEDULE 4
                                       PART 1 - THE PROPERTIES

----------------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE       DATE &     LANDLORDS   TENANT    SURETY   ANNUAL
                                          DETAILS     TERM OF                                    RENTAL
                                                       LEASE
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
----------------------------------------------------------------------------------------------------------
  50    TICKETS          Offices              LH     New lease   Nederlander   Apollo   -        (pound)
        LONDON, LONDON                               being       Dominion      Leisure           13,000
                                                     prepared    Limited       (UK)
                                                                               Limited

----------------------------------------------------------------------------------------------------------
  51    TICKETS          Offices              LH     7 years     Drew          Apollo   -        (pound)
        DIRECT,                                      from        Investments   Leisure           59,346
        MANCHESTER                                   25.3.94     Limited       (UK)
                                                                               Limited

----------------------------------------------------------------------------------------------------------
  52    BOARS HILL       Offices          Licence    Ongoing     Mrs Gregg     Apollo   -        (pound)
        HEATH, OXFORD                                                          Leisure           50,000
                                                                               (UK)              + RPI
                                                                               Limited

----------------------------------------------------------------------------------------------------------
  53    SPA PAVILION,    Provincial           LH     20 years    Suffolk       Apollo   N/a      (pound)
        FELIXSTOWE       Theatre                     from        Coastal       Leisure           18,000
                                                     3.6.96      District      (UK)
                                                                 Council       Limited
----------------------------------------------------------------------------------------------------------
  54    BECK THEATRE,    London         Management   15 years    London        Apollo   N/a      -
        HAYES            Theatre        Agreement    from        Borough  of   Leisure
                                        and Licence  1.4.92      Hillingdon    (UK)
                                                                 Limited
----------------------------------------------------------------------------------------------------------
  55    WYVERN           Provincial     Management   10 years    Swindon       Apollo   N/a      N/a
        THEATRE,         Theatre        Agreement    from        Council       Leisure
        SWINDON                                      25.3.94                   (UK)
                                                                               Limited
----------------------------------------------------------------------------------------------------------
  56    TAMESIDE         Provincial     Management   15 years    Tameside      Apollo   N/a      N/a
        HIPPODROME,      Theatre        Agreement    from        Metropolitan  Leisure
        TAMESIDE                                     1.10.92     Borough       (UK)
                                                                 Council       Limited
----------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
  NO     NEXT       PRESENT     OWNER         REMARKS
         RENT       USE
        REVIEW



---------------------------------------------------------------
  50                Offices     Nederlander
                                Dominion
                                Limited


---------------------------------------------------------------
  51    None      Call          Drew
                  Centre        Investments
                                Limited


---------------------------------------------------------------
  52    Linked    Offices       Mrs Gregg
        to RPI



---------------------------------------------------------------
  53    None      Theatre       Suffolk
                                Coastal
                                District
                                Council
---------------------------------------------------------------
  54    -         Theatre       London
                                Borough of
                                Hillingdon

---------------------------------------------------------------
  55    N/a       Theatre       Swindon
                                Council


---------------------------------------------------------------
  56    N/a       Theatre       Tameside
                                Council


---------------------------------------------------------------

                                             SCHEDULE 4
                                       PART 1 - THE PROPERTIES

------------------------------------------------------------------------------------------------
  NO    PROPERTY          DESCRIPTION     TENURE       DATE &     LANDLORDS   TENANT    SURETY
                                          DETAILS     TERM OF
                                                       LEASE
                                        ----- ------
                                        Free  Lease
                                        Hold  hold
------------------------------------------------------------------------------------------------
 57     FUTURIST,        Provincial                  Management  Scarborough  N/a       N/a
        SCARBOROUGH      Theatre                     Agreement   Borough
                                                     No formal   Council
                                                     lease in
                                                     place
------------------------------------------------------------------------------------------------
  58    SHEFFIELD        Concert   and               Management  Sheffield    N/a       N/a
        ARENA,           Exhibition                  Agreement   City Trust
        SHEFFIELD        arena
------------------------------------------------------------------------------------------------
  59    CLARENCE HOTEL   Vacant Flat    FH           N/a       N/a           N/a        N/a
        - FLAT,
        LLANDUDNO


------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
  NO     ANNUAL     NEXT       PRESENT       OWNER         REMARKS
         RENTAL     RENT       USE
                   REVIEW



--------------------------------------------------------------------------
 57      N/a       N/a         Theatre       Scarborough
                                             Borough
                                             Council


--------------------------------------------------------------------------
  58     N/a       N/a         Concert       Sheffield
                               and Arena     City Trust

--------------------------------------------------------------------------
  59     N/a       N/a         Vacant        Hutchinson    Formally
                               flat          Cinemas       Manager's flat
                                             (Properties)  for Clarence
                                             Limited       Hotel (sold
                                                           separately)
--------------------------------------------------------------------------

                                            PART 2
                                    CERTIFICATES OF TITLE


1.      Lyceum Theatre, London
2.      Victoria Apollo Theatre, London
3.      Edinburgh Playhouse
4.      Hammersmith Apollo, London
5.      Hollywood Park, Burnley
6.      Cardiff International Arena
7.      Palace Theatre, Manchester
7a.     Bridgwater Store, Manchester
8.      Opera House, Manchester
9.      Bristol Hippodrome
9a.     CAST, Bristol
10.     Southport Theatre and Floral Hall
11.     Apollo Bingo, Rhyl
12.     Apollo 5 Cinema, Rhyl
13.     Apollo Theatre, Manchester
14.     Apollo 4 Cinema, Leamington Spa
15,     Apollo 5 Cinema, Blackburn
16.     Alexandra Theatre, Birmingham
17.     Apollo 6 Cinema, Wallasey
18.     Apollo Theatre, Oxford
19.     The Point, Dublin
20.     The Dominion Theatre, London
21.     Apollo 4 Cinema, Morecambe
22.     Grand Opera House, York
23.     Grehan House, Oxford
24.     Empire Theatre, Liverpool
25.     Old Fire Station, Oxford
26.     Leas Cliff Hall, Folkestone
27.     Princess Theatre, Torbay
28.     Hollywood Park, Torbay
29.     Apollo Cinema, Crewe
29a.    Apollo Bingo, Crewe
30.     Hollywood Park, Port Talbot

                                   SCHEDULE 5
                                     PART 1
                               COMPLETION ACCOUNTS

The Completion Accounts shall be prepared in accordance with the policies that appear, and in the order shown, below:

1.      the specific accounting policies set out in (i) to (viii) below;

2. to the extent not covered by 1 above, the accounting policies, principles, practices, evaluation rules and procedures, methods and bases adopted by the Group in preparation of the Accounts; and

3. to the extent not covered by 1 or 2 above, in accordance with UK generally accepted accountancy principles as at the Completion Accounts Date.

(i)     OTHER DEBTORS

        Stocks of Paintings

        Stocks of paintings (for the avoidance of doubt included within other debtors in the financial statements of the Group) will only include items that have been purchased from third parties for future use within the business. No value will be attributed to any item that has previously been included within fixed assets.

        Stocks of paintings (excluding those transferred into work in progress as at the Completion Accounts Date) will be valued at cost subject to a maximum total value for these items of (pound)60,000.

(ii)    PREPAYMENTS

        Prepayments will only be included where such prepayments will give rise to a benefit to the Group after the Completion Accounts Date or are expected to be recovered in full from promoters or other third parties.

(iii)   ACCRUED INCOME

        Accrued income will only be included where such amounts are supported by documentary evidence prepared by third parties that specify amounts to be paid to the Group. Where such documentary evidence is not available for all periods up to the Completion Accounts Date, accrued income may be based on reasonable estimates prepared.

(iv)    INVESTMENTS

        Doctor Dolittle

        The investment in the London production of Doctor Dolittle will be written down to nil value.

        A separate provision will be included within the Completion Accounts for all further costs to be borne in relation to the London production of Doctor Dolittle with the exception of storage costs incurred after the closure of this production.

        Any costs expended in relation to the UK tour of Doctor Dolittle shall be included as current assets.

        Listed securities

        The quoted investments held by the Group at the Completion Accounts Date will be valued at market value as at the Completion Accounts Date.

(v)     CORPORATION TAX

        (a) Full provision will be made for corporation tax which is payable for all accounting periods ending before the Completion Accounts Date and which has not yet been paid to the Inland Revenue. In addition, full provision will be made for corporation tax as if the period beginning with the day following the Accounting Date and ending on the Completion Accounts Date was a financial year of the Company and its Subsidiaries for corporation tax purposes. For the avoidance of doubt, it shall be assumed that the payments to certain of the Vendors, managers and employees referred to in
               (vi) below will be fully deductible for corporation tax purposes.

        (b) In preparing the provision for Tax in the Completion Accounts it shall be assumed that (i) all of the payments referred to in clause 5.2.3 other than the payments to Paul Richard Gregg and John Jarvis and the employer's national insurance contributions thereon shall be deductible for corporation tax purposes and (ii) the payments referred to in clause 5.3.3 to Paul Richard Gregg and to John Jarvis and the employer's national insurance contributions thereon shall not be deductible for corporation tax purposes.


 (vi)   OTHER CREDITORS

        Concert Ledger

        All income relating to shows that have not taken place prior to the Completion Accounts Date will be included within deferred income.

        Payments to certain of the Vendors, Managers and Employees

        Provision will be made in respect of specific payments due to certain of the Vendors, managers and employees referred to in clause 5.2.3 of this Agreement only to the extent that these payments have not been paid by the Completion Accounts Date.

(vii)   CREDITORS: AMOUNTS FALLING DUE AFTER ONE YEAR

        Provision for payments to be made in relation to acquisition of remaining shares in CCL

        The provision to be included in respect of future payments to acquire the remaining issued share capital of CCL will be calculated under the terms of the shareholders' agreement dated 5 February 1997 as modified by the memorandum of agreement dated 28 May 1999. The forecast trading results to be used as the basis for the calculation of this provision are to be those forecasts prepared for the purposes of the Accounts.

(viii)  OTHER MATTERS

        Foreign Currencies

        Foreign currency balances of all members of the Group (including the assets and liabilities of The Point Exhibition Company Limited) will be translated into sterling at the prevailing Exchange Rate on the Completion Accounts Date.

        Lease Premiums

        Lease premiums will be accounted for in accordance with the provisions of Urgent Issues Task Force Abstract Number 12.

                                     PART 2
                            WORKING CAPITAL STATEMENT

The Working Capital Statement shall be prepared in accordance with the policies set out in (i) to (viii) below:

(i)     WORK-IN-PROGRESS

        The following projects have been designated as work-in-progress:

        Torbay Cinema
        Folkestone
        Screen Advertising in theatres
        Liverpool Phase 2
        Warrington
        Old Fire Station cafe bar
        Stage Door bar
        Tower Hamlets (CCL)
        Trafford (CCL)
        Torbay (CCL)
        Bangor

        An adjustment will be included within the Working Capital Statement to increase the level of Working Capital by the value of work-in-progress in accordance with the following terms:

        (a) Costs included within the category of work-in-progress represent amounts invoiced from third parties only, and include stocks of paintings not already included in Working Capital.

        (b) All costs included within work-in-progress relate to work completed or assets delivered as at the date of the Completion Accounts.

        (c) No internal costs or interest costs are to be included within work-in-progress.

        (d) Any grant or other non-repayable funding which has been received in relation to schemes included within work-in-progress must be offset against the capitalised costs within the Working Capital Statement.

        (e) No value will be attributed to any items that are transferred into this category from other categories of fixed assets.

(ii)    DEFERRED CONSIDERATION PROPERTIES

        The following assets have been designated as "Deferred Consideration Properties":

        Llandudno Bingo and Cinema
        Port Talbot warehouse and land
        Prince of Wales Hotel

        Subject to clause 7.3 of this Agreement, the Deferred Consideration relating to the Deferred Consideration Properties shall be included in the Working Capital Statement.


(iii)   ASSETS FOR SALE

        The following assets have been designated as assets for sale and will be ascribed a total value of (pound)200,000 in the Working Capital
        Statement:

        Brierfield Cinema
        Widnes Bingo
        Clarence Hotel Flat
        Barrow Cinema
        Blackpool Bingo

(iv)    INVESTMENTS

        Doctor Dolittle

        An adjustment of (pound)800,000 will be included in the Working Capital Statement to increase the level of Working Capital in respect of the London Production of Doctor Dolittle.

        Fixed asset investments

        No amount shall be included within the Working Capital Statement in relation to fixed asset investments including the investment in Nederlander Dominion. However, one third of all working capital balances (calculated using the same principles as those applied in calculating the Working Capital) of Nederlander Dominion and the tenancy in common will be included in the Working Capital Statement.

(v)     CASH

        An adjustment of nine million pounds ((pound)9,000,000) will be included within the Working Capital Statement to reduce the level of Working Capital in relation to the cash paid by the Purchaser to subscribe for B Shares in the Company in accordance with clause 5.3.1 of this Agreement.

(vi)    MINORITY INTERESTS

        An adjustment will be included within the Working Capital Statement to remove the value of all minority interests included within the Working Capital. For the avoidance of doubt, this paragraph does not refer to either Nederlander Dominion Limited or the CCL Group.

(vii)   BANK DEBT

        Bank Debt will be calculated as at the Completion Date but shall have added to it an amount equivalent to the interest that the Group would have paid between Completion and the Completion Accounts Date had the Bank Debt not been paid off at Completion.

        For the avoidance of doubt no amount in respect of breakage costs will be included in the calculation of Bank Debt.

(viii)  INTEREST

Working Capital shall be decreased (which for the avoidance of doubt means that the amount of the Working Capital will be made a larger negative number) by two hundred thousand pounds ((pound)200,000) to reflect notional interest on the Consideration from Completion to the Completion Accounts Date (inclusive).

                                   SCHEDULE 7
                                     PART 1
                               PENSION WARRANTIES

1.      DEFINITIONS

In this Schedule references to paragraphs are references to paragraphs in this Schedule and the following expressions shall have the following meanings:

1.1 "Actuary" means a Fellow of the Institute of Actuaries or a Fellow of the Faculty of Actuaries in Scotland;

1.2 "the Final Salary Scheme" means each of Apollo LG Pension and Assurance Scheme and the Hutchinson Leisure Group Pension Scheme;

1.3 "the GPPs" means each of the Apollo Leisure Group Personal Pension Plan, the Sheffield Arena Group Personal Pension Plan, the CCL Scottish Equitable GPP, the CCL Allied Dunbar GPP and any other personal pension plan to which any of the Group contributes in respect of a present or former employee of the Group;

1.4 "the Apollo Leisure Group Personal Pension Plan" means the group personal pension established by the Company with effect from 1 January 1993;

1.5 "the Apollo Leisure Staff Pension Scheme" means the occupational defined contribution scheme for senior management governed by the Definitive Trust Deed and Rules dated 1 December 1992 and established with effect from 1 July 1989;

1.6 "the Apollo L G Pension and Assurance Scheme" means the occupational defined benefit scheme for staff and manual employees governed by the Definitive Trust Deed and Rules dated 31 March 1998 and established with effect from 1 April 1996;

1.7 "the Hutchinson Leisure Group Pension Scheme" means the Hutchinson Leisure Group Limited Pension and Life Assurance Scheme which was placed into winding up with effect from 31 December 1993;

1.8 "the Money Purchase Schemes" means each of the Apollo Leisure Staff Pension Scheme, the CCL Directors Pension Schemes with Allied Dunbar, United Friendly and Scottish Equitable and the SSAS;

1.9 "the Apollo Life Scheme" means the Apollo Leisure (UK) Limited Group Life Assurance Scheme established by a Deed of Declaration of Trust and Rules with effect from 1 October 1990;

1.10 "the Pension Schemes" means each of the Apollo LG Pension and Assurance Scheme, the Hutchinson Leisure Group Pension Scheme, the Money Purchase Schemes, the GPPs and the Apollo Life Scheme and where appropriate, shall include the trustees of the Pension Schemes;

1.11 "the Purchaser's Actuary" means Richard Soldan of Lane Clark & Peacock, 30 Old Burlington Street, London W1X 2NN or any other actuary appointed by the Purchaser for the purpose of this Schedule;

1.12 "Retirement Benefit Scheme" means a retirement benefits scheme within the meaning given to that term in Section 611 of the Taxes Act;

1.13 "the Sheffield Arena Group Personal Pension Plan" means the group personal pension acquired by the Company when it acquired Sheffield Arena in 1996;

1.14 "the SSAS" means the occupational defined contribution scheme established with effect from 10 November 1987 by the Definitive Trust Deed and Rules dated 26 July 1994 and known as the Apollo Leisure Pension Scheme;

1.15 "the Taxes Act" means the Income and Corporation Taxes Act 1988; and

1.16 "the Vendors' Actuary" means Pamela Mascall of Legal & General Assurance Society Limited, Legal & General House, Kingswood, Tadworth, Surrey KT20 6EU or any other actuary appointed by the Vendors for the purpose of this Schedule.

2.      VENDORS' WARRANTIES (GENERAL)

2.1 Other than the Pension Schemes, no member of the Group provides any pension, share option, share incentive or similar schemes or arrangements for the employees or former employees of the Group and the Vendors and the Group have no obligation (whether legally binding or established by custom) to pay any pension or make any other payment after retirement or death or otherwise to provide "relevant benefits" or to make any payment for the purpose of providing "relevant benefits" within the meaning of Section 612 of the Taxes Act to or in respect of any employee or former employee of the Group and that the Vendors and the Group are not party to any scheme or arrangement having as it purpose or one of its purposes the making of such payments or the provision of such benefits;

2.2 The Vendors have supplied to the Purchaser complete and accurate copies of all announcements and relevant booklets relating to the Pension Schemes. The Vendors have also supplied to the Purchaser complete and accurate copies of all trust deeds, rules and resolutions relating to the Apollo LG Pension and Life Assurance Scheme, the Apollo Leisure Staff Pension Scheme, the SSAS and the Apollo Life Scheme. In relation to the Apollo L G Pension and Assurance Scheme, the Vendors have supplied complete copies of the most recent actuarial valuation and the Scheme accounts together with copies of any certifications made to the Inland Revenue under the Finance Act 1986 or Schedule 22 to the Taxes Act. In relation to the Money Purchase Schemes, the Vendors have supplied complete copies of the last audited scheme accounts for each scheme. The GPPs are, and have been since their establishment, group personal pension arrangements.

2.3 So far as the Vendors are aware, the Pension Schemes comply and have at all times complied materially with any applicable provisions of the Pensions Act 1995, the Pension Schemes Act 1993 and all other relevant legislation and with the relevant requirements of the Pension Schemes Office and the Contributions Agency affecting schemes approved (or capable of approval) under either Chapter I or Chapter IV of Part XIV of the Taxes Act and, where appropriate, contracted-out under the Pension Schemes Act 1993. There is no reason why such approval should be withdrawn or not obtained. In addition, the Vendors, any participating employers and the Pension Schemes have duly complied with their respective obligations under the applicable trust deeds and rules or other governing documentation of the Pension Schemes and the aforementioned applicable legislation and other requirements;

2.4 The Vendors have disclosed to the Purchaser complete and accurate details of all benefits payable or prospectively payable under the Pension Schemes to or in respect of all active members, pensioners and deferred pensioners, including any augmentations of benefits, and details of any additional undertakings with regard to the provision of such benefits together with complete, accurate and comprehensive employee data (including the member's age, sex, pensionable service and pensionable salary);

2.5 All amounts due to the Pension Schemes or to any insurance company in connection with them have been paid and, where appropriate, have been eligible for tax relief. All contributions paid to the Pension Schemes since their establishment have been paid in accordance with any guarantees, promises or undertakings given by any member of the Group or the Pension Schemes to the employees and former employees of the Group;

2.6 Neither the Group nor the Pension Schemes are parties to any litigation or arbitration proceedings in respect of the Pension Schemes or the provision of any relevant benefits (as defined in Section 612 of the Taxes Act), and there are no current submissions or referrals to the Pensions Ombudsman or to the Occupational Pensions Advisory Service or notifications to the Occupational Pensions Regulatory Authority in respect of the Group or the Pension Schemes and no such submissions, referrals or notifications are expected by the Vendors and that there are no outstanding payments or penalties payable by the Group or the Pension Schemes in respect of any litigation or arbitration proceedings or determination of the Pensions Ombudsman or the Occupational Pensions Regulatory Authority;

2.7 No Retirement Benefits Scheme other than the Hutchinson Leisure Group Pension Scheme in which employees or former employees of the Group participate or have participated has been or is in the process of being (or is proposed to be) wound up (in whole or in part) or closed to new entrants (in whole or in part).

3.      WARRANTIES FOR THE FINAL SALARY SCHEMES

3.1 The Apollo L G Pension and Assurance Scheme (the "Pension Scheme") has been funded to the extent recommended by the actuary to the Pension Scheme and that neither the Group nor the Pension Scheme has undertaken to make or accept any transfer payment on agreed terms regarding the calculation of the payment or the benefits to be credited in respect of the payment;

3.2 No employers other than the Company participate in the Pension Scheme and all such participating companies were properly admitted to the Pension Scheme;

3.3 The Pension Scheme does not hold any employer-related investments (within the meaning of Section 40 of the Pensions Act 1995);

3.4 All reasonable and appropriate steps were taken by the principal company and the trustees to trigger the termination of the Hutchinson Leisure Group Personal Scheme. In addition all necessary and appropriate steps were taken by the principal company and the trustees to secure all the assets and liabilities of the Hutchinson Leisure Group Pension Scheme in accordance with applicable legislative, Inland Revenue and trust law requirements. This Scheme has been fully wound up and no further actuarial, legislative or Inland Revenue requirements need to be satisfied in relation to it.

3.5 There are no provisions for continued private medical insurance or permanent health and life insurance for ex-employees and ex-directors including pensioners, other than for G S Lipson, S Simpon, D Tattershall and P Hancock and no promises of such provisions on leaving service for whatever reason on retirement for current employees, workers or directors.

3.6 None of the Pension Schemes are in breach of any legal requirement to provide equal access to benefits and equal levels of benefits to male and female employees regardless of sex relating to any UK or European Community legislation or any other applicable legislation.

4.      WARRANTIES FOR THE MONEY PURCHASE SCHEMES

4.1 At no time since the establishment of the Money Purchase Schemes, have members under them been guaranteed or promised a defined benefit underpin or any other defined benefit by any member of the Group or by the Money Purchase Schemes.

4.2 The SSAS has always, and does, comply with the Retirement Benefit Schemes (Restriction on Discretion to Approve) (Small Self-Administered Schemes) Regulations 1991 as subsequently amended and the Retirement Benefits Schemes (Restriction on Discretion to Approve) (Small Self-Administered Schemes) Regulations 1998. Without prejudice to the generality of the foregoing, in relation to the property known as Alexander House, 190/194/196 Garsington Road, Cowley, Oxford, all trust law, statutory and Inland Revenue requirements have always been and are satisfied in relation both to that property's purchase and its subsequent retention by the trustees of the SSAS.


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                                     PART 2
                            FORM OF DEED OF AMENDMENT


THIS DEED OF AMENDMENT is made on                        1999

PARTIES

PAUL RICHARD GREGG and ANITA KIM GREGG both of Boars Hill Heath, Jarn Way, Boars Hill, Oxford, DAVID CHARGES ROGERS and JULIE DIANE ROGERS both of Woodsend Hamels Lane, Boars Hill, Oxford, SAMUEL JOHN SHROUDER of Sherbourne House, Lechlade, Gloucestershire, England and HORNBUCKLE MITCHELL TRUSTEES LIMITED whose registered office is at 4-8 Upper King Street, Leicester LE1 6XA ("Trustees")

RECITALS

(A) By a definitive trust deed dated 10 November 1987 ("the Old Definitive Deed") made between the Principal Employer and Paul Richard Gregg, David Charles Rogers and Michael Jeffrey Field, the Principal Employer established a retirement benefits scheme called the Apollo Leisure Pension Scheme ("the Scheme") to commence on and operate from 10 November 1987.

(B) This Deed is supplemental (inter alia) to the Old Definitive Deed and the rules attached thereto ("the Old Rules") and to a supplemental definitive deed ("the Supplemental Deed") made on 26 July 1994 and the rules attached thereto ("the Supplemental Rules") which set out the existing definitive provisions of the Scheme (together, "the Scheme Documents").

(C) This Deed is subject to a resolution made with effect from 6 April 1997 ("the Resolution") that all decisions of the Trustees must be unanimous to be effective.

(D) The Trustees may under Clause 10 of the Supplemental Deed and the Resolution modify provisions of the Scheme Documents if acting unanimously.

OPERATIVE PROVISIONS

1.      DEFINITIONS

        The definitions used in the Supplemental Rules apply equally to this Deed, except as otherwise stated herein.

2.      AMENDMENTS

        The following amendments to the Scheme Documents shall apply from the date hereof:-

2.1 Rule 7 of the Supplemental Rules shall be replaced by the words "Each of the Employers shall during the continuance of the Scheme contribute 20% of



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        Remuneration in respect of each Member or such other amount as the
        Principal Employer and the Trustees shall agree".

2.2     In Rule 8 of the Supplemental Rules, sub-paragraph (i) shall be replaced by:-

        "(i) no grant or augmentation hereunder shall oblige any Employer to make contributions to the Fund other than in accordance with Clause 7 above."

2.3 In Clause 19 of the Supplemental Deed the words "the Employers in such proportion by each Employer as the Trustees shall deem appropriate" shall be replaced by the words "the Fund". The second sentence of Clause 19 shall be deleted.

2.4     Clause 15.1 of the Supplemental Deed shall be added to with the words:-

        "b)    ...., and

        c) the Employers consent to the substitution of the Old Company with the New Company".

2.5 In Clause 15.2 of the Supplemental Deed the words "the Employers" shall be inserted after the word "Trustees".

2.6 Clause 17.3 of the Supplemental Deed shall be amended by the replacement of the words "The Principal Employer" in the first sentence thereof with the words "Scheme" and the addition of the words "out of the Fund" following the words "Keep indemnified". The last sentence of the Clause shall be deleted and the Clause shall be retitled "Indemnity from the Fund".

2.7     Clause 17.4 shall be deleted.

2.8 In Clause 10 of the Supplemental Deed the words "The Trustees and the Employers in agreement may by deed or resolution modify all or any of the provisions of the Scheme where such modification may affect the Employers liabilities or contributions" shall be inserted at the beginning of the Clause and the word "other" shall be inserted after the word "provisions" of the following sentence.

3.      CONSENT

        The Trustees hereby unanimously consent to the above amendments to be operative from the date hereof.

NOW this DEED is executed the day and year before written.


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                                   SCHEDULE 8
                                    THE POINT

In this Schedule references to paragraphs are references to paragraphs in this Schedule and the following expressions shall have the following meanings:

"Adjusted Point Consideration"      the meaning given to that term in paragraph
                                    3 of this Schedule;

"Assurance"                         the document containing the easements and
                                    covenants referred to in paragraph 5 which transfers the title to the Development Land to the Developer;

"Business"                          the business carried on by PEC at the Venue
                                    from time to time;

"Contract"                          the contract (to be negotiated by the
                                    Vendors on behalf of PEC) to be entered into between PEC and the Developer for the sale of the Development Land;

"Developer"                         the person or persons carrying out the
                                    Development;

"Development"                       the Venue Development and the Point Village
                                    Development to be carried out on the
                                    Development Land and the Venue Development
                                    Land in accordance with the Satisfactory
                                    Planning Permission;

"Development                        Land" that part of the land owned by PEC at
                                    the Completion Date on which it is proposed to carry out the Point Village Development excluding the Venue Development Land and the Venue;

"Estimated Management Fee"          an amount equal to fifty per cent (50%), if
                                    the Estimated Management Fee is to be paid by the Vendors to the Purchaser, or one hundred per cent (100%), if the Estimated
                                    Management Fee is to be paid under the
                                    Contract by the Developer to PEC, of the sum of the Purchaser's reasonable estimates of:

                                    (i)     all and any amounts that will be
                                            incurred by PEC in handing over the
                                            Venue for the Handover Period
                                            including without limitation any
                                            cancellation of booking fees; plus

                                    (ii)    the amount of the earnings earned by
                                            PEC for the twelve month period
                                            ending at the monthly management
                                            accounting period end immediately
                                            prior to the Handover Date being
                                            calculated before and without giving
                                            effect to interest, tax,



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                                            depreciation and amortisation
                                            divided by 365 and then multiplied
                                            by the number of days that make up
                                            the Handover Period; plus

                                    (iii)   any payments which PEC could
                                            reasonably be obliged to make during
                                            the Handover Period less any income
                                            which PEC could reasonably be
                                            expected to receive, both regardless
                                            of the handover of the Venue; less

                                    (iv)    any savings which could reasonably
                                            be expected to be made during the
                                            Handover Period, provided always
                                            this shall not require PEC to
                                            terminate the employment of any
                                            permanent employees employed by PEC
                                            at the Venue on the Handover Date;

"Handover Date"                     the date of the handover of the Venue to
                                    enable the Venue Development;

"Handover                           Notice" the written notice to be served on
                                    the Purchaser and PEC pursuant to paragraph
                                    4 by the Vendors or the Developer (as the case may be), giving no less than 12 months' notice of the Handover Date and the Handover
                                    Period;

"Handover                           Period" the period during which it is
                                    envisaged at the date of the Handover Notice the Venue has to be handed over for the purpose of carrying out the Venue
                                    Development commencing on the Handover Date;

"Joint Venture Agreement" the joint venture agreement made between Harry Crosbie ("Mr Crosbie"), PEC and the Company relating to PEC dated 15 March 1989 as amended from time to time;

"Management Fee"                    the amount agreed or determined to be
                                    payable to the Purchaser by the Vendors or to PEC by the Developer under the Contract
                                    (as the case may be) in accordance with the provisions of paragraphs 11 to 14 in consideration of the Purchaser or PEC (as the case may be) delivering up the Venue from the Handover Date to the Open Date and being derived from the amounts actually incurred, earned or made (as the case may be) in respect of the items estimated in calculating the Estimated Management Fee;

"Onerous Condition"                 any condition or restriction contained in
                                    any planning permission for the Point
                                    Village Development or a covenant, condition or restriction contained in or


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                                    imposed by a Planning Agreement the effect
                                    of which is not acceptable to the Vendors in their sole joint discretion;

"Open Date"                         the date of practical completion of the
                                    Venue Development to the reasonable
                                    satisfaction of the Purchaser as certified by the architect under any building contract relating to the Venue Development and also in a state and condition where the same can be reopened and be fully operational and after all necessary final approvals of the relevant competent authorities have been obtained for the use and operation of the Venue in substantially the same manner as it was used and operated prior to the Handover
                                    Date;

"PEC"                               Point Exhibition Company Limited;

"Planning Agreement"                any agreement with the planning authority or
                                    other competent authority regulating the
                                    Point Village Development whether or not pursuant to Section 38 of the Local
                                    Government (Planning & Development) Act,
                                    1963 or otherwise as may be required by the competent planning authority or any statutory or service undertaker to enable a planning permission for the Development to be granted;

"Point Consideration"               an amount equal to fifty per cent (50%) of
                                    the amounts received by PEC on the sale of the Development Land less an amount equal to fifty percent (50%) of the Purchaser's good faith reasonable estimate of:

                                    (i)     all and any costs incurred by PEC
                                            which are referable to site assembly
                                            and the obtaining of all and any
                                            licences, consents and permissions
                                            as are deemed necessary by PEC in
                                            order to facilitate the entry into
                                            the Contract and the Assurance;

                                    (ii)    all associated reasonable selling
                                            costs incurred in connection with
                                            the Development Land;

                                    (iii)   the amount of any Tax payable as a
                                            result of or by reference to the
                                            disposal by PEC of the Development
                                            Land;

                                    (iv)    the amount of any costs and Tax that
                                            would be incurred in transferring
                                            the proceeds of sale (whether by way
                                            of dividend or otherwise) to the
                                            Purchaser from PEC;


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                                    (v)     any and all costs that would be
                                            incurred by PEC in undertaking the
                                            Venue Requirements; and

                                    (vi)    all and any other costs and
                                            liabilities undertaken or incurred
                                            by PEC or arising in connection with
                                            any contract entered into with the
                                            Developer or any other person at the
                                            request of the Developer all
                                            relating to the Development;

"Point Consideration Loan Notes"    the guaranteed loan notes to be issued in
                                    accordance with paragraph 3 which shall be substantially in the form of loan notes in the approved terms save as to the rate of interest, which shall be the best rate of interest reasonably obtainable by the
                                    Purchaser by depositing an amount in cash equal to the Point Consideration with a UK or Republic of Ireland clearing bank;

"Point Village Development" the redevelopment of the land owned by PEC surrounding the Venue and the Venue Development Land to incorporate a mixed retail and leisure development together with residential apartments and a hotel to comprise approximately 1.25 million square feet of space on the Development Land;

"Point Village Development Land"    the Development Land and the Venue
                                    Development Land;

"Professional Team"                 the architect, the building contractor, the
                                    structural engineer, the mechanical and
                                    electrical engineer, the acoustic
                                    consultant, the theatre consultant and all other professionals appointed by or on behalf of the Developer or the Vendors from time to time in connection with the Venue
                                    Development;

"Satisfactory                       Planning Permission" a full planning
                                    permission including any associated Planning
                                    Agreement which is free from an Onerous
                                    Condition and permits the Development and otherwise is satisfactory in all respects to the Vendors;

"Security"                          a performance bond or letter of credit or a
                                    guarantee or some other form of security reasonably commercially acceptable to the party in whose favour it is granted in respect of the Venue Development in an amount equal to the full costs of the Venue
                                    Development;

"Venue" the Point Theatre, Dublin including without limitation the building known as the Point Theatre, together with all easements, rights privileges and appurtenances benefiting the land upon which the Point Theatre is erected and all improvements and betterments utilised


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                                    in the use, operation, maintenance and
                                    repair of the Point Theatre at the Handover
                                    Date;

"Venue Development" the refurbishment of the Venue as part of the Point Village Development in accordance with the Satisfactory Planning Permission and other permissions and the Venue Requirements;

"Venue Development Land" that part of the land currently owned by PEC on which the Venue Development will take place and the refurbished Venue will stand;

"Venue Requirements" the brochure entitled "Venue Requirements" for the design and redevelopment of the Venue dated July 1999, as amended by agreement between the Vendors and the Purchaser from time to time.

In this Schedule where the expression "materially and adversely affect the use, repair and replacement of the Venue" is used it shall mean any right, event or circumstance which might reasonably be expected to:

        (i) limit the ability of PEC to stage or promote at the then market rate attractions of the type which have historically played at or performed at the Venue; or

        (ii) increase materially the cost to PEC of the maintenance, repair or replacement of the Venue or any part thereof,

where such right, event or circumstance would not have arisen or to the extent it would not have arisen, but for the Development.

1. Subject to paragraph 5 and subject to the Vendors procuring any necessary consents, including from the parties to the Joint Venture Agreement (other than any party to that agreement that is at the relevant time a member of the Group) the Vendors may serve notice in writing on the Purchaser and PEC within two months of the grant of a Satisfactory Planning Permission and all other conditions under the Contract being either satisfied or waived but no later than the fifth
        (5th) anniversary of the Completion Date, requiring the Purchaser (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) to procure the transfer by PEC to the Developer, or as the Developer may otherwise direct, the same right, title and interest in the Development Land as is held by PEC as at Completion, provided that:

1.1 the Purchaser shall be under no obligation when procuring such transfer to remove any matters of title that have arisen other than through the actions or omissions of the Purchaser; and

1.2 if an application for judicial review of the Satisfactory Planning Permission is made the transfer will not take place until the Satisfactory Planning Permission is upheld.


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2.      Subject to paragraph 5, the Purchaser shall (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) procure that:

2.1 PEC shall act promptly, on the reasonable instructions of Paul Gregg and David Rogers, in relation to the transfer of the Development Land to the Developer and the terms of the Assurance which instructions must, for the avoidance of doubt, be consistent with the terms of this Schedule, unless otherwise agreed; and

2.2 Paul Gregg and David Rogers are given reasonable access at all reasonable times to PEC's papers and documents relating to the Development Land.

3.1 Within 7 business days of the Vendors notifying the Purchaser that the proceeds of sale of the Development Land under the Contract have been received into the Development Account (as defined in paragraph 10.12) the Purchaser shall procure that the Point Consideration shall be satisfied (without any counterclaim or set off) by the issue, by the Purchaser (as the Purchaser shall determine), to the Vendors in the same proportions as set out in column 4 of Schedule 1, of the Point Consideration Loan Notes, in an aggregate principal amount equal to the Point Consideration. The Vendors shall be responsible for the costs of obtaining the guarantee of the Point Consideration Loan Notes.

3.2 Within 60 days of the Open Date the Purchaser shall deliver to the Vendors a draft statement showing the calculation of a sum, such sum being fifty per cent (50%) of the amounts received by PEC on the sale of the Development Land less an amount equal to fifty per cent (50%) of:

        (a) the amount of the costs and liabilities described in the definition of the Point Consideration as have actually been incurred by PEC by the date of the draft statement; and

        (b) the amount of the Tax described in that definition as has actually been paid or become due and payable by that date or, if it has not by that date been paid or become due and payable, the estimated amount thereof.

3.3 The Vendors shall within 30 days of receipt of such draft statement review the same and deliver a written notice to the Purchaser stating either that they agree with the draft statement of the sum or that they disagree and, if so, in what respect they disagree and stating their reasons for their disagreement and their calculation of the sum.

3.4 If the Purchaser disagrees with the Vendors' notice of disagreement and if the Purchaser and the Vendors cannot reach agreement within 30 days of the date of the Vendors' notification of disagreement, the matter shall be referred to an independent firm of chartered accountants and the provisions of paragraph 6.5 of the Agreement shall apply mutatis mutandis. The sum as so determined or agreed between the Vendors and the Purchaser shall be the "Adjusted Point Consideration". The firm of chartered accountants that makes the determination, if any, will as part of their


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        decision determine what proportion of their costs should be borne by the
        Vendors and the Purchaser.

3.5 Within 7 days of the agreement or determination of the amount of the Adjusted Point Consideration in accordance with paragraph 3.4:

3.5.1 if the amount of the Adjusted Point Consideration exceeds the Point Consideration, the Purchaser will pay an amount equal to such excess to the Vendors, together with interest thereon at the same rate of interest as applied to the monies held in the Development Account for the period from the date of issue of the Point Consideration Loan Notes under paragraph 3.1 to the date of payment;

3.5.2 if the amount of the Adjusted Point Consideration is less than the Point Consideration, the Vendors will pay an amount equal to such shortfall to the Purchaser together with interest thereon at the rate payable on the Point Consideration Loan Notes from the date of the issue of the Point Consideration Loan Notes under paragraph 3.1 to the date of payment.

3.6     Any amounts payable:

3.6.1 by the Purchaser under paragraph 3.5.1 shall be satisfied in cash or, at the option of the Vendors, in additional Point Consideration Loan Notes, in the same proportions as set out in column 4 of Schedule 1;

3.6.2 by the Vendors under paragraph 3.5.2 shall be satisfied in the same proportions as set out in column 4 of Schedule 1 by the cancellation of Point Consideration Loan Notes in a principal amount equal to the amount so payable or, to the extent that the Vendors no longer hold Point Consideration Loan Notes, in cash provided that, if any of the Vendors so elect, any amounts payable by such persons under paragraph 3.5.2 shall be satisfied by payment in cash.

3.7 Notwithstanding anything else in this Agreement the Purchaser agrees that it will use all reasonable endeavours to work with the Vendors to achieve in the most tax effective manner the realisation of the Vendors' rights to receive the Point Consideration (as adjusted by paragraphs 3.2 to 3.6) PROVIDED that in so doing neither the Purchaser nor any member of the Purchaser's Group or the Group is financially disadvantaged.

4. The Purchaser acknowledges that the Venue will need to be handed over to the Developer for the Handover Period for the purposes of the Venue Development and that the Vendors or the Developer (as the case may be) may at any time prior to the expiry of twelve (12) months from the later of the date of receipt of Satisfactory Planning Permission and the date of the Assurance but in no event later than the fifth (5th) anniversary of the Completion Date serve the Handover Notice Provided that the Purchaser shall (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) only be obliged to procure the handover and vacation of the Venue in its entirety on the later of the


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        Handover Date and the date of payment of the Estimated Management Fee.
        The Estimated Management Fee will be paid on the Handover Date. The Vendors shall pay the Estimated Management Fee save where the Developer is required to pay the same to PEC under the Contract. The Purchaser shall and shall procure that PEC (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) shall co-operate with the Vendors and the Developer and the Vendors shall and shall procure that the Developer shall co-operate with the Purchaser and PEC to obtain all necessary approvals of the relevant competent authorities for the re-opening of the Venue.

5. The Vendors shall be entitled to negotiate on behalf of PEC the terms of the Contract and the Assurance and the Purchaser shall procure that PEC (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) enters into the Contract and the Assurance within seven
        (7) days of being notified that it is ready for signature PROVIDED THAT the Purchaser shall not be obliged to enter, nor shall it be obliged to procure (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) that PEC enters into the Contract or the Assurance unless the Contract and the Assurance:

5.1 reserves for the benefit of the Venue in perpetuity all rights and easements required to enable the Business to operate after practical completion of the Development in substantially the same manner as it was operated (when fully operational) at and prior to the Handover Date including without limitation rights of way both vehicular and pedestrian, water, drainage, gas, electricity, telephone, conducting and other media and services, support and protection, right of entry for repair and maintenance and car parking as specified in the Venue Requirements (in respect of which PEC shall be entitled to receive the income) all to be provided as part of the Venue Development. The Assurance will also grant to the Developer such similar rights (excluding rights of way and car parking) as are necessary for the use of the Development Land provided the same do not materially and adversely affect the use, repair and replacement of the Venue;

5.2     contains binding covenants by the Developer:

5.2.1 not to develop the Development Land in such a manner or grant rights that materially and adversely affect the use, repair and replacement of the Venue;

5.2.2 not to develop the Development Land for uses that compete with the Venue, which, for these purposes shall mean any large scale live entertainment that might compete with the Business as such business has been carried on from time to time in the five (5) years immediately prior to the later of the date of the Contract or the Completion Date;

5.2.3 to carry out and complete the Venue Development and the Point Village Development in a good and workmanlike manner with all due expedition and in accordance with all legal and statutory requirements, authorisations,


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               covenants and permits, including the Satisfactory Planning
               Permission, and in addition in the case of the Venue Development in accordance with the Venue Requirements and to a state of completion of works as required for the Open Date;

5.2.4          to obtain the Security in favour of PEC;

5.2.5 a full and sufficient indemnity in favour of PEC in relation to any and all liabilities, losses, costs or claims of any nature whatsoever arising in relation to any Planning Agreement or other deeds and documents entered into by PEC pursuant to paragraph 7;

5.2.6 up to practical completion to insure the Venue Development in terms reasonably satisfactory to PEC and to procure that PEC's interest in the Venue and the Venue Development Land is noted on the Developer's policies of insurance;

5.2.7 to procure that each member of the Professional Team provides warranties to PEC in a form reasonably acceptable to the Purchaser;

5.2.8 to keep the Purchaser advised of the progress of the Development and promptly to advise the Purchaser of any problems or if there is likely to be an extension of the estimated Handover Period as soon as the Developer becomes aware of the same;

5.2.9 to allow the Purchaser and the Purchaser's surveyor to have reasonable access to the Venue during the course of the Venue Development at reasonable times and on reasonable notice to enable inspection of the Venue Development and to allow the Purchaser to make representations to the Professional Team; and

5.2.10 to make available to the Venue 182 car parking spaces in addition to those referred to in the Venue Requirements on the Development Land provided that the income in respect of the same shall not belong to PEC;

5.3     provides that:

5.3.1 PEC shall at all times be permitted to continue to run and manage the Business as it shall in its sole discretion think fit until the later of the Handover Date and the payment of the Estimated Management Fee. In the event that any part of the Venue stands on the Development Land, PEC will be given the right to use that land and the buildings thereon and the services and facilities within it for the purposes of the Business until the later of the Handover Date and the Payment of the Estimated Management Fee; and

5.3.2 subject to the payment of the Estimated Management Fee, PEC shall give an irrevocable licence to the Developer, its contractors and third parties authorised by it to enter the Venue in order to carry out the Development. Such licence will include and permit the carrying out of surveys, soil tests or other investigations in connection with the Development and the carrying out of works of demolition, clean up, redevelopment, building, construction and


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               the like in connection with the Development, all to be carried out at the Developer's cost and in accordance with the covenants set out in the Contract and the Assurance.

6.      The Vendors will procure that on the Handover Date:

6.1     the Developer will have provided the Security in favour of PEC;

6.2 there shall have been granted to PEC the right to enforce the Security and to step in to complete the Venue Development in the event that the
        Developer:

6.2.1 fails to complete the Venue Development in accordance with the Satisfactory Planning Permission;

6.2.2 fails to complete the Venue Development within the Handover Period, such period to be extended in respect of force majeure events outside the control of the Developer and/or justifiable delays as allowed by the architect under the building contract to be entered by the Developer, provided that in either case the Developer seeks to complete or procure completion of the Development as soon as possible; or

6.2.3 becomes insolvent within the meaning of the Insolvency Act 1986 or equivalent legislation in the relevant jurisdiction and in which case the Purchaser shall be deemed to have enforced the Security and to have stepped in to complete the Venue Development immediately prior to the Developer becoming or being declared insolvent.

7. Subject to the Vendors procuring any necessary consents from the parties to the Joint Venture Agreement (other than any party to that agreement that is at the relevant time a member of the Group) the Purchaser shall (so far as it is able by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) and subject to the Vendors and/or the Developer giving to the Purchaser and PEC a full and sufficient indemnity in respect thereof, procure that PEC shall enter into such deeds and documents as are necessary to obtain the Satisfactory Planning Permission including any Planning Agreement(s).

8. Where the Estimated Management Fee payable under paragraph 4 is to be satisfied by the Vendors, it shall be satisfied in the same proportions as their holdings of Sale Shares as set out in Schedule 1 in cash.

9. The Vendors will liase with the Purchaser and keep it informed of the proposals for the Development and will supply to the Purchaser copies of all planning applications for the Development and will keep the Purchaser informed as to the progress of such applications provided always the Vendors agree that neither they nor the Developer shall apply for a planning permission or seek to develop the Development Land in a manner which may materially and adversely affect the use, repair and replacement of the Venue (including without limitation, any governmental approvals benefiting the Venue) or which would prohibit the Developer giving and complying with the provisions and covenants set out in paragraph 5.


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10.     The Purchaser undertakes to the Vendors that following Completion and until the earlier of the fifth (5th) anniversary of the Completion Date or the date of delivery of the Point Consideration Loan Notes save as provided for and/or contemplated by the terms of this Agreement or with the prior written consent of the Vendors such consent not to be unreasonably withheld or delayed or as required by law or under the terms of the Joint Venture Agreement:

10.1 it will not agree to allow PEC to transfer its interest in the Development Land to a third party or otherwise agree or allow PEC to dispose of its interest in the Development Land (other than to SFX or any of its subsidiary undertakings, in which case SFX or its subsidiary undertaking will agree to be bound by this covenant and will be a successor to the obligations of PEC hereunder);

10.2 it will not create or grant any easements or allow any restrictive covenants or encumbrances (including without limitation any charges) to be created over the Development Land;

10.3 it will not apply for planning permission to change the current use of the Venue nor object to the application for planning permission in relation to the Point Village Development, subject to such planning permission complying with the provisions of this Schedule 8;

10.4 it will not deliberately and knowingly do any act or thing (and shall procure that the Company, PEC (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC) and the members of the Group will not do any act or thing) the effect of which is to reduce the amount of the Point Consideration provided always that nothing contained in this paragraph 10.4 shall prohibit or restrict the Purchaser in growing or exploiting the Business;

10.5 in so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC it will procure that Paul Gregg and David Rogers are appointed as directors of PEC with Paul Gregg being appointed chairman of the board of PEC provided that they are permitted to act as such by law and except where the relevant member of the Purchaser's Group or the Group has dismissed or is entitled to dismiss him summarily from his employment. If both Paul Gregg and David Rogers cease to be employed by the Purchaser's Group or the Group (as the case may be) one of them shall remain or be appointed as a director of PEC;

10.6    it will retain PEC as a separate operating entity;

10.7 it will not pass any resolution for the winding-up, dissolution or reconstruction of PEC;

10.8 it will not take steps designed to prevent PEC from carrying on its business in the ordinary course, substantially as presently carried on;

10.9 it will not for a period of two years from the Completion Date sell or otherwise dispose of all or any of the shares it owns indirectly in PEC. After the expiry of the aforementioned two year period it may only transfer such shares: (i) if the transferee enters into a deed of novation with the Vendors and the Purchaser agreeing to assume


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        the Purchaser's rights and obligations under this Schedule as if the transferee were a party to this Agreement for the purposes of this Schedule only; and (ii) PEC has granted to the Vendors a second charge over the Development Land subordinated only to such charge as is in place at Completion and only to the extent of the indebtedness secured by such charge at Completion;

10.10 subject to the provisions of paragraph 10.11, it will not change or vary the terms of the Joint Venture Agreement;

10.11 it will co-operate with the Vendors, upon their reasonable request to vary the terms of the Joint Venture Agreement and, in particular, in order to facilitate the payment to Mr Crosbie of his proportion of the profits of PEC provided that the relevant member of the Group shall not be financially disadvantaged;

10.12 it will procure that PEC shall open a separate bank account (to be known as the Development Account) which will be used solely for the purposes of receiving the proceeds of sale of the Development Land under the Contract and making the payments (to the extent that they fall to be paid by PEC) identified in paragraphs (i) to (vi) of the definition of "Point Consideration";

10.13 it will procure that Paul Gregg and David Rogers together with any nominees of Mr Crosbie shall be the only signatories on the bank mandate which operates the Development Account.

11. For the purposes of paragraphs 11 to 13, in the circumstances where the Developer is required to pay the Estimated Management Fee and the Management Fee under the Contract, "Vendors" shall mean the "Vendors for and on behalf of the Developer". Within 60 days of the Open Date the Purchaser shall deliver to the Vendors a draft statement of the Management Fee, such statement setting out the Purchaser's bases of calculation. The Vendors shall within 30 days of receipt of the draft statement of Management Fee, review the same and deliver written notice to the Purchaser stating either that they agree with the draft statement of Management Fee, or that they disagree, and, if so, in what respect they disagree and stating their reasons for their disagreement and their calculation of the Management Fee.

12. If the Purchaser disagrees with the Vendors' notice of disagreement and if the Purchaser and the Vendors cannot reach agreement within 30 days of the date of the Vendors' notification of disagreement, the matter shall be referred to an independent firm of chartered accountants and the provisions of paragraph 6.5 of the Agreement shall apply mutatis mutandis. On the decision of the firm of chartered accountants being published, the amount of the Management Fee shall be finalised and paid as provided in paragraph 14. The firm of chartered accountants will as part of their decision determine in what proportion their costs should be borne by the Vendors and the Purchaser.

13. If the Vendors serve notice stating that they agree pursuant to paragraph 11 or the parties reach agreement pursuant to paragraph 12, the amount so agreed will be the Management Fee for all purposes of this Agreement.


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14.     Within 7 days of the agreement or determination of the amount of the
        Management Fee in accordance with paragraphs 11 and 12:

14.1 if the amount of the Management Fee exceeds the Estimated Management Fee, the Vendors will pay an amount equal to such excess to the Purchaser save where the Developer is required to pay the same to PEC under the Contract;

14.2 if the amount of the Management Fee is less than the Estimated Management Fee, the Purchaser will pay an amount equal to such shortfall to the Vendors save where the Developer paid the Estimated Consideration to PEC pursuant to the terms of the Contract and in which case SFX shall procure (so far as it is able within the terms of the Joint Venture Agreement and the articles of association of PEC by the exercise of control over the voting rights held by any member of the Group in respect of the capital of PEC) that PEC shall pay such shortfall to the Developer;

14.3    any amounts payable:

14.3.1 by the Purchaser under paragraph 14.2 shall be satisfied in cash in the same proportions as set out in column 4 of Schedule 1;

14.3.2 by the Vendors under paragraph 14.1 shall be satisfied in the same proportions as set out in column 4 of Schedule 1 by the cancellation of Point Consideration Loan Notes in a principal amount equal to the amount so payable or, to the extent that the Vendors no longer hold Point Consideration Loan Notes, in cash, provided that, if any of the Vendors so elects, any amounts payable by such person(s) under paragraph 14.1 shall be satisfied by payment in cash; and

14.3.3 by the Developer under paragraphs 4 and 14.1 shall be satisfied by payment in cash.

15. The Vendors hereby covenant with and undertake to indemnify the Purchaser for itself and as trustee for each member of the Purchaser's Group and each member of the Group and their respective successors in title, officers, directors, employees and agents, as to Paul Richard Gregg and Anita Kim Gregg jointly and severally, as to David Charles Rogers and the DCR Trustees jointly and severally, as to Samuel John Shrouder and the SJS Trustees jointly and severally, as to David Clifford Gregg and the DCG Trustees jointly and severally, and as to Julie Diane Rogers and Simon Paul Gregg severally, fully on demand and to keep them indemnified against any and all liabilities, losses (including consequential losses) penalties, fines, damages, claims, costs, expenses and legal or professional fees and disbursements (on a full indemnity basis) incurred, suffered or sustained by them or asserted against them, or any or all of them arising out of the Venue Development, the Handover Period, any failure to pay the Management Fee and any subsequent loss suffered in relation to the Venue Development, provided that the Vendors' liability under this paragraph 15 shall not exceed(pound)10,250,000. Where an amount is due under this paragraph 15 (and for these purposes due shall mean either agreed by the Purchaser and the Vendors to be payable or finally determined, as that phrase is defined in clause 9.5 of the Agreement) it shall be satisfied in the same proportion as set out in column 4 of Schedule 1 by the cancellation of the Point Consideration Loan Notes in a principal amount equal to the


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        amount due hereunder or, to the extent that the Vendors no longer hold such notes, in cash.














                                       102

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IN WITNESS WHEREOF the parties hereto have executed this document as a deed on the date appearing at the head hereof.





EXECUTED by                                 )   /s/ Howard J Tytel
duly authorised officer on behalf of        )   --------------------------------
SFX ENTERTAINMENT, INC.                     )   By :   Howard J Tytel
                                                Title: Executive Vice President
                                                       Member of the Office of
                                                       the Chairman, General
                                                       Counsel and Secretary





EXECUTED AS A DEED by                       )   /s/
two directors or a director and             )   --------------------------------
the company secretary of                    )   Director
SFX U.K. HOLDINGS LIMITED                   )   /s/
                                                --------------------------------
                                                Director/ Company secretary








SIGNED, SEALED                              )   /s/
AND DELIVERED by                            )
PAUL RICHARD GREGG                          )
in the presence of                          )
                                            )






SIGNED, SEALED                              )   /s/
AND DELIVERED by                            )
ANITA KIM GREGG                             )
in the presence of                          )
                                            )



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


SIGNED, SEALED                              )   /s/
AND DELIVERED by                            )
DAVID CHARLES ROGERS                        )
in the presence of                          )
                                            )







SIGNED, SEALED                              )   /s/
AND DELIVERED by                            )
JULIE DIANE ROGERS                          )
in the presence of                          )
                                            )





SIGNED, SEALED                              )   /s/
AND DELIVERED by                            )
SAMUEL JOHN SHROUDER                        )
in the presence of                          )
                                            )





SIGNED, SEALED                              )   /s/
AND DELIVERED by                            )
DAVID CLIFFORD GREGG                        )
in the presence of                          )
                                            )





SIGNED, SEALED                              )   /s/
AND DELIVERED by                            )
SIMON PAUL GREGG                            )
in the presence of                          )
                                            )

EXECUTED AS A DEED                          )   /s/
by DAVID CHARLES ROGERS                     )
AS TRUSTEE  OF THE DAVID                    )
CHARLES ROGERS INTEREST IN                  )
POSSESSION SETTLEMENT                       )
in the presence of                          )




EXECUTED AS A DEED                          )   /s/
by JULIE DIANE ROGERS                       )
AS TRUSTEE  OF THE DAVID                    )
CHARLES ROGERS INTEREST IN                  )
POSSESSION SETTLEMENT                       )
in the presence of                          )






EXECUTED AS A DEED                          )   /s/
by JOHN MICHAEL COOK                        )
AS TRUSTEE  OF THE DAVID                    )
CHARLES ROGERS INTEREST                     )
IN POSSESSION SETTLEMENT                    )
in the presence of                          )







EXECUTED AS A DEED                          )   /s/
by SAMUEL JOHN SHROUDER                     )
AS TRUSTEE  OF THE SAMUEL                   )
JOHN SHROUDER INTEREST IN                   )
POSSESSION TRUST                            )
in the presence of                          )

EXECUTED AS A DEED                          )   /s/
by FRIEDA SHROUDER                          )
AS TRUSTEE  OF THE SAMUEL                   )
JOHN SHROUDER INTEREST IN                   )
POSSESSION TRUST                            )
in the presence of                          )





EXECUTED AS A DEED                          )   /s/
by DAVID CLIFFORD GREGG                     )
AS TRUSTEE  OF THE DAVID                    )
CLIFFORD GREGG ACCUMULATION                 )
AND MAINTENANCE TRUST                       )
in the presence of                          )






EXECUTED AS A DEED                          )   /s/
by SUZANNE GREGG                            )
AS TRUSTEE  OF THE DAVID                    )
CLIFFORD GREGG ACCUMULATION                 )
AND MAINTENANCE TRUST                       )
in the presence of                          )








EXECUTED AS A DEED                          )   /s/
by SIMON PAUL GREGG                         )
AS TRUSTEE  OF THE DAVID                    )
CLIFFORD GREGG ACCUMULATION                 )
AND MAINTENANCE TRUST                       )
in the presence of                          )